As filed electronically with the Securities and Exchange Commission on or about October 31, 2025

Registration No. 333-__________]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.	[ ] Post-Effective Amendment No. ___
FIRST TRUST SERIES FUND

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive Suite 400 Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

(630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine First Trust Advisors L.P. Suite 400 120 East Liberty Drive Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of
FT Vest U.S. Equity Deep Buffer 20 Fund, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Vest U.S. Large Cap 20% Buffer Strategies Fund

[         ], 2025

Dear Shareholder:

A special meeting of Shareholders of the Vest U.S. Large Cap 20% Buffer Strategies Fund (the “Target Fund”), a series of World Funds Trust (the “Target Trust”), will be held at the offices of the Target Trust, [8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235], on [         ], 2026, at [         ] [a.m./p.m.] Eastern time (the “Meeting”). At the Meeting, shareholders of the Target Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”). The Plan will provide for the transfer of all of the assets of the Target Fund to the FT Vest U.S. Equity Deep Buffer 20 Fund (the “Acquiring Fund”), a newly formed open-end mutual fund organized as a separate series of First Trust Series Fund, in exchange solely for shares of the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Target Fund to its shareholders in complete liquidation of the Target Fund (the “Reorganization”).  If the Plan is approved and the Reorganization is completed, shareholders of the Target Fund at the time of the Reorganization will receive shares of the Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of shares of the Target Fund held by the shareholder immediately prior to the Reorganization.

Vest Financial LLC (“Vest”), the investment adviser to the Target Fund, recommended to the Target Trust’s Board of Trustees (the “Board”) that the Target Fund be reorganized into the Acquiring Fund, a newly created series of First Trust Series Fund for which First Trust Advisors L.P. (“First Trust”) would serve as the investment adviser. To effectuate this, the Board has approved the Reorganization pursuant to the Plan. Vest will serve as investment sub-adviser to the Acquiring Fund, and it is expected that the Acquiring Fund’s portfolio will be managed by the portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio. The investment objective, principal investment strategies, principal investment risks and investment limitations of the Acquiring Fund and the Target Fund are similar, but have some important differences as discussed in more detail in the attached Proxy Statement/Prospectus.

The Reorganization is not expected to result in any increase in shareholder fees or expenses. In addition, the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board will consider additional actions with respect to the Target Fund.

After careful consideration, and based on the recommendation of Vest, the Board has unanimously approved the Reorganization and recommends that Target Fund shareholders vote “FOR” the Reorganization. Enclosed in these materials is (i) a Notice of Special Meeting of Shareholders; and (ii) a Proxy Statement and Prospectus providing detailed information on the Acquiring Fund, including a comparison to the Target Fund, and the Reorganization, including the reasons for proposing the Reorganization.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of the Target Fund that you own, while each fractional share is entitled to a proportionate fractional vote. Please read the enclosed materials carefully and then cast your vote.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by completing and returning the enclosed proxy card or by voting by telephone or via the Internet. A postage-paid envelope is enclosed for mailing the proxy card, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Our proxy solicitor, [EQ Fund Solutions LLC], may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

[                    ]

President,
World Funds Trust on behalf of Vest U.S. Large Cap 20% Buffer Strategies Fund

If You Need Any Assistance Or Have Any Questions Regarding The Proposed Reorganization Or How To Vote Your Shares, Call [EQ Fund Solutions LLC] at [                     ] Weekdays From [9:00 a.m. To 10:00 p.m. Eastern Time].

-ii-

Important Information for Shareholders of

Vest U.S. Large Cap 20% Buffer Strategies Fund

[             ], 2025

Although we recommend that you read in its entirety the enclosed Proxy Statement and Prospectus (“Proxy Statement/Prospectus”), for your convenience, we have provided a brief overview of the proposal to be voted on at the special meeting of shareholders (the “Meeting”) of Vest U.S. Large Cap 20% Buffer Strategies Fund (the “Target Fund”).

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?
A.	You are receiving the Proxy Statement/Prospectus as a shareholder of the Target Fund. At the Meeting, shareholders of the Target Fund will be asked to vote on the following proposal, which will result in shareholders of the Target Fund exchanging their shares for those of a newly created open-end mutual fund:

To approve the Agreement and Plan of Reorganization (the “Plan”) by and between World Funds Trust (the “Target Trust”), on behalf of the Target Fund, and First Trust Series Fund (the “Acquiring Trust”), on behalf of its series, FT Vest U.S. Equity Deep Buffer 20 Fund, a newly formed open-end mutual fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”).

The Board of Trustees of the Target Fund (the “Board”) has determined that such proposal is in the best interests of the Target Fund. The Board recommends that you vote FOR the proposal.

Q.       Why is the Reorganization being recommended?

A.	Vest Financial LLC (“Vest”), the investment adviser to the Target Fund, recommended to the Target Trust’s Board of Trustees that the Target Fund be reorganized into the Acquiring Fund, a newly created series of First Trust Series Fund for which First Trust Advisors L.P. (“First Trust”) would serve as the investment adviser. To effectuate this, the Board has approved the Reorganization pursuant to the Plan. Vest will serve as investment sub-adviser to the Acquiring Fund, and it is expected that the Acquiring Fund’s portfolio will be managed by the portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio. The investment objective, principal investment strategies, principal investment risks and investment limitations of the Acquiring Fund and the Target Fund are similar, but have some important differences as discussed in more detail in the attached Proxy Statement/Prospectus.

Vest recommended the Reorganization to the Target Board because Vest believes that First Trust has extensive experience providing investment advisory services to open-end funds; that the Target Fund can benefit from First Trust’s investment advisory experience, and that First Trust can better differentiate the Acquiring Fund in the marketplace and add the Acquiring Fund to First Trust’s existing distribution networks, which could potentially add size and scale to the Fund and reduce expenses for shareholders. Additionally, First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a majority equity ownership interest in Vest’s parent company, and First Trust and Vest wish to reorganize the Target Fund into the First Trust family of funds.

Q.       How will the Reorganization work?

A.       Below is a summary of certain aspects of the proposed Reorganization.

•	It is proposed that, subject to shareholder approval, the Target Fund be reorganized into the Acquiring Fund, a newly created fund organized solely in connection with the Reorganization to acquire all of the assets and assume all of the liabilities of the Target Fund and continue the business of the Target Fund as a series of the Acquiring Trust. The Reorganization, if approved by shareholders of the Target Fund (“Target Fund Shareholders”), would be accomplished in accordance with the Plan, a form of which is attached to the Proxy Statement/Prospectus as Appendix A.
•	The Acquiring Fund, a series of Acquiring Trust, will offer three classes of shares, Class A, Class Y and Class I. Target Fund Shareholders who hold Class A shares of the Target Fund and Class C shares of the Target Fund will receive Class A shares of the Acquiring Fund in the Reorganization, Target Fund Shareholders who hold Class Y shares of the Target Fund will receive Class Y shares of the Acquiring Fund in the Reorganization, and Target Fund Shareholders who hold Investor Class shares of the Target Fund and Institutional Class shares of the Target Fund will receive Class I shares of the Acquiring Fund in the Reorganization.
•	Subject to shareholder approval, the Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, followed immediately by the distribution by the Target Fund to each of its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, in complete liquidation of the Target Fund. Upon the closing of the Reorganization, each Target Fund Shareholder would cease to be a shareholder of the Target Fund and would become a shareholder of the Acquiring Fund. Thereafter, the Target Fund would be terminated as a series of the Target Trust.
•	If the Reorganization is approved by shareholders and you remain a shareholder of the Target Fund on the Closing Date (as defined below), you will receive a number of shares of the applicable class of the Acquiring Fund (“Acquiring Fund Shares”) that have the same net asset value as your shares of the Target Fund (“Target Fund Shares”) as of immediately prior to Closing.
Q.	Has the Board approved the Reorganization?
A.	Yes, the Board unanimously approved the Reorganization and determined that the Reorganization would be in the best interests of the Target Fund. Accordingly, the Board recommends that shareholders of the Target Fund approve the Reorganization proposal. See “The Reorganization—Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” in the Proxy Statement/Prospectus below.
Q.	How will the Reorganization affect me as a shareholder?
A.	Shareholders of the Target Fund as of the closing date of the Reorganization will become shareholders of the Acquiring Fund. Shareholders of Class A shares of the Target Fund and shareholders of Class C shares of the Target Fund at the time of the Reorganization will receive Class A shares of the Acquiring Fund, Shareholders of Class Y shares of the Target Fund at the time of the Reorganization will receive Class Y shares of the Acquiring Fund, and shareholders of Investor Class shares of the Target Fund and Institutional Class shares of the Target Fund at the time of the Reorganization will receive Class I shares of the Acquiring Fund. An account will be created for each shareholder of the Target Fund that will be credited with shares of the applicable class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of Target Fund shares held by the shareholder immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes and, as such, shareholders of the Target Fund receiving shares of the Acquiring Fund pursuant to the Reorganization are not expected to recognize any gain or loss for federal income tax purposes due solely to the exchange of such shares.

The Reorganization will transfer the assets of the Target Fund, a series of the Target Trust, to the Acquiring Fund, a series of Acquiring Trust. The Target Fund currently operates under the supervision of the Board under the Target Trust’s Amended and Restated Agreement and Declaration of Trust. The Acquiring Fund will operate under the supervision of the Acquiring Trust’s Board of Trustees and the Acquiring Fund’s Amended and Restated Declaration of Trust. Please refer to the sections in the Proxy Statement/Prospectus entitled “The Reorganization—Synopsis—Comparison of the Funds” and “Additional Information About the Target Fund and Acquiring Fund—Governing Documents” for more information about the differences between Funds.

The Reorganization will shift overall investment responsibility for the Target Fund from Vest to First Trust. However, Vest will serve as the sub-adviser to the Acquiring Fund and will handle the day-to-day management of the Acquiring Fund, while First Trust will provide investment and operations oversight. It is expected that the Acquiring Fund’s portfolio will be managed by the portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio. As discussed in more detail below, the investment objective, principal investment strategies, principal investment risks and investment limitations of the Acquiring Fund and the Target Fund are similar, but have some important differences.

The Target Fund and the Acquiring Fund have different service providers. A comparison of the Target Fund’s and the Acquiring Fund’s service providers are listed below.

Service Providers	Target Fund	Acquiring Fund
Investment Adviser	Vest Financial LLC	First Trust Advisors L.P.
Investment Sub-Adviser	N/A*	Vest Financial LLC
Legal Counsel	Practus, LLP	Chapman and Cutler LLP
Administrator	Commonwealth Fund Services, Inc.	Bank of New York Mellon
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Deloitte & Touche LLP
Transfer Agent	Commonwealth Fund Services, Inc.	Bank of New York Mellon
Principal Underwriter/Distributor	Foreside Fund Services, LLC	First Trust Portfolios, L.P.
Custodian	Fifth Third Bank	Bank of New York Mellon

*       The Target Fund does not have a sub-adviser.

Q.	How will management of the Acquiring Fund differ from the management of the Target Fund as a result of the Reorganization?
A.	Vest has served as investment adviser to the Target Fund since its inception on December 21, 2016. First Trust will advise the Acquiring Fund after the Reorganization, with Vest handling the day-to-day management of the Acquiring Fund as sub-adviser. First Trust is an SEC-registered investment adviser. First Trust is an experienced investment adviser that serves as adviser or sub-adviser to [ ] mutual funds, [ ] exchange-traded funds and [ ] closed-end funds and has over $[ ] billion in assets under management as of [ ], 2025.
Q.	Will shareholders of the Target Fund have to pay any direct fees or expenses in connection with the Reorganization?
A.	No, the direct costs associated with the proposed Reorganization, including the costs associated with the Meeting, will be borne by First Trust (with, under certain circumstances, partial reimbursement from Vest), regardless of whether the Reorganization is completed. However, the Target Fund will bear additional indirect expenses primarily relating to repositioning its portfolio in advance of the Reorganization (as further discussed below).

Q.	Will the Target Fund’s portfolio be repositioned prior to the Reorganization?
A.	Yes. Based on its portfolio as of [ ], 2025, the Target Fund expects to sell approximately [ ]% of its current holdings prior to the Reorganization. Such portfolio repositioning is expected to result in estimated brokerage commissions or other transaction costs of approximately $[ ] (or approximately $[ ] per Target Fund share). These expenses will be borne by the Target Fund and its shareholders. Based on the Target Fund’s current holdings and existing capital loss carry-forwards, the Target Fund does not anticipate such portfolio repositioning will result in taxable gains. However, any gains that do result from the Target Fund’s portfolio sales may have tax consequences to Target Fund shareholders. Actual market prices, costs and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning. Additionally, as the Target Fund is repositioned, it may not be fully invested pursuant to its principal investment strategy, which may adversely affect the expected outcome of the Target Fund and its performance.
Q.	How will the Reorganization impact ongoing fees and expenses?
A.	The Acquiring Fund will pay the same management fee rate currently paid by the Target Fund. As described in more detail in the Proxy Statement/Prospectus, Vest has contractually agreed to waive its fees and/or reimburse expenses of the Target Fund to limit the Target Fund’s total annual fund operating expenses until at least [February 28, 2026]. First Trust has contractually agreed to waive its fees and/or reimburse expenses of the Acquiring Fund to limit the Acquiring Fund’s total annual fund operating expenses to the same extent for a period of approximately two years from the date of the Reorganization. As a result, for a period following the Reorganization, each class of the Acquiring Fund is expected to have fees and expenses equal to those of each class of the Target Fund that it was exchanged for in the Reorganization. There is no guarantee that the contractual limitation on expenses will be renewed after its initial two-year term. First Trust can rescind the contractual limitation on expenses any time after two years from the date of the Reorganization. Shareholder expenses will increase if First Trust does not renew the fee waiver/expense reimbursement after its expiration date. See also “The Reorganization—Synopsis—Fees and Expenses” in the Proxy Statement/Prospectus below.
Q.	How do the Funds’ objectives, strategies and risks compare?
A.	The Funds investment objectives, principal investment strategies and risks are similar, but have some important differences.

The Target Fund’s investment objective is to provide investors with capital appreciation while the Acquiring Fund’s investment objective is to provide investors with long-term capital appreciation.

The Target Fund aims to achieve its investment objective by investing in FLexible EXchange Options (“FLEX Options”) linked to a US large-cap equity index, such as the S&P 500® Index (the “Target Index”), or to an exchange-traded fund (“ETF”) that tracks the Target Index. The Target Fund constructs twelve laddered portfolios (each referred to a “tranche”) that are designed to replicate the returns (before fees, expenses and taxes) of the Target Index, up to a predetermined upside cap, while providing a buffer against the first 20% (before fees, expenses and taxes) of Target Index losses for a defined one-year period. The upside cap for each tranche is determined at the beginning of each tranche (each tranche begins one month from the beginning of the previous tranche).

Similarly the Acquiring Fund aims to achieve its investment objective by investing in FLEX Options linked to the S&P 500® Index (the “Acquiring Index”), or the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), an ETF that tracks the Acquiring Index. The Acquiring Fund is designed to replicate the returns of the Acquiring Index or Underlying ETF (before fees and expenses), up to a predetermined cap (before fees and expenses) while providing a buffer against the first 20% of losses (before fees and expenses) of the Acquiring Index or Underlying ETF, over successive periods of approximately six months.

While both the Target Fund and Acquiring Fund invest in FLEX Options linked to the S&P 500® Index (or a similar index for the Target Fund) or an ETF that tracks the index, and provide a 20% buffer to losses, the Target Fund has a defined outcome period of one year, but is split into twelve tranches while the Acquiring Fund has an outcome period of six months and is not split into separate tranches.

As the Target Fund and the Acquiring Fund have similar investment objectives and principal investment strategies, the risks of the Funds are also similar but have important differences related to the differing holding periods. See “The Reorganization—Risk Factors” in the Proxy Statement/Prospectus below.

Q.	Will there be federal income tax consequences to Target Fund shareholders as a direct result of the Reorganization?
A.	No, the Reorganization is expected to qualify as a tax-free “reorganization” for federal income tax purposes and, accordingly, shareholders of the Target Fund receiving shares of the Acquiring Fund pursuant to the Reorganization are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. If a shareholder chooses to sell Target Fund Shares prior to the Reorganization, such sale may generate taxable gain or loss; therefore, the shareholder may wish to consult a tax advisor before doing so.

However, prior to the Reorganization and in connection with the changes to the investment objective and investment strategies, the Target Fund expects buy and sell securities as necessary to track the new investment objective and investment strategy. Such portfolio repositioning is expected to result in estimated brokerage commissions or other transaction costs. These expenses will be borne by the Target Fund and its shareholders. Any gains that result from the Target Fund’s portfolio sales may have tax consequences to Target Fund shareholders. Based on the Target Fund’s current holdings and existing capital loss carry-forwards, the Target Fund does not anticipate such portfolio repositioning will result in taxable gains. However, any gains that do result from the Target Fund’s portfolio sales may have tax consequences to Target Fund shareholders. Actual market prices, costs and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning.

Q.	When will the proposed Reorganization be completed?
A.	If approved by the Target Fund Shareholders and the conditions to closing are satisfied (or otherwise waived), the Reorganization is expected to occur during the [ ] quarter of 2026 (the “Closing Date”).
Q.	How does the Board of Trustees of the Target Fund recommend that shareholders vote on the proposed Reorganization?
A.	After careful consideration, the Board has determined that the Reorganization is in the best interests of the Target Fund and recommends that shareholders vote FOR the proposal.
Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by completing and sending the enclosed proxy card, signed and dated;
•	by phone, by calling the toll-free number listed on your proxy card and following the recorded instructions (no postage is required if mailed in the United States);
•	via the Internet, by visiting the Internet address and following the instructions set forth on your proxy card; or
•	by attending the Meeting—shareholders who attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined in the Proxy Statement/Prospectus), to be admitted to the Meeting.

Q.	Whom should I call if I have any questions?
A.	Please call [EQ Fund Solutions LLC], the Funds’ proxy solicitor, at [ ], weekdays from 9:00 a.m. to 10:00 p.m. Eastern time.
Q.	What will happen if the required shareholder approval is not obtained?
A.	In the event that shareholders of the Target Fund do not approve the Reorganization, the Board will consider potential courses of action at that time.

Vest U.S. Large Cap 20% Buffer Strategies Fund

[8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235]

Notice of Special Meeting of Shareholders
To be held on [         ], 2025

[           ], 2025

To the Shareholders of Vest U.S. Large Cap 20% Buffer Strategies Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Vest U.S. Large Cap 20% Buffer Strategies Fund (the “Target Fund”), a series of the World Funds Trust, will be held at the offices of World Funds Trust, [8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235], on [       ], 2025, at [      a.m./p.m.] Eastern time, to consider the following (the “Proposal”), as well as such other business as may properly come before the Meeting:

To approve the Agreement and Plan of Reorganization by and between World Funds Trust, on behalf of the Target Fund, and First Trust Series Fund, on behalf of its series, the FT Vest U.S. Equity Deep Buffer 20 Fund, a newly formed open-end mutual fund (the “Acquiring Fund”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”).

The persons named as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other business that may properly come before the Meeting, and any adjournments or postponements thereof.

Only holders of record of shares of the Target Fund as of the close of business on [         ], 2025 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of World Funds Trust, on behalf of Vest U.S. Large Cap 20% Buffer Strategies Fund

[                ],

President

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call [EQ Fund Solutions LLC] at [              ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3.	All Other Accounts: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
Vest U.S. Large Cap 20% Buffer Strategies Fund

This document contains a Proxy Statement and Prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to the Target Fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in favor of the Proposal as indicated on the cover of the Proxy Statement and Prospectus.

We urge you to review the Proxy Statement and Prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call [EQ Fund Solutions LLC], the proxy solicitor, at the special toll-free number we have set up for you: [              ].

For the Reorganization of

Vest U.S. Large Cap 20% Buffer Strategies Fund,

a series of World Funds Trust

[8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235]

[            ]

into

FT Vest U.S. Equity Deep Buffer 20 Fund,

a series of First Trust Series Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

PROXY STATEMENT AND PROSPECTUS

[            ], 2025

This Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of Vest U.S. Large Cap 20% Buffer Strategies Fund (the “Target Fund”), an open-end mutual fund organized as a separate series of World Funds Trust (the “Target Trust”), a Delaware statutory trust organized as an open-end management investment company, and relates to the special meeting of shareholders of the Target Fund called by the Board of Trustees of the Target Fund (the “Board”), to be held at the offices of the Target Trust, [8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235], on [           ], 2025, at [         a.m./p.m.] Eastern time, and at any and all adjournments and postponements thereof (the “Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of proxies to be voted at the Meeting. The purpose of the Meeting is to allow the shareholders of the Target Fund to consider and vote on the Proposal as defined below. The Target Fund and FT Vest U.S. Equity Deep Buffer 20 Fund (the “Acquiring Fund”), a newly formed open-end mutual fund organized as a separate series of First Trust Series Fund, a Massachusetts business trust that is registered as an open-end management investment company (the “Acquiring Trust”), are referred to herein collectively as the “Funds” and, each, a “Fund.”

At the Meeting, shareholders of the Target Fund will be asked to consider and vote upon the proposal as follows (the “Proposal”):

To approve an Agreement and Plan of Reorganization (the “Plan”) by and between the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”).

If approved and completed, the proposed Reorganization would result in shareholders of the Target Fund receiving a number of Acquiring Fund shares of the applicable class with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares held immediately prior to the closing of the Reorganization, and the Target Fund being dissolved, liquidated and terminated as provided in the Plan. In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as an open-end mutual fund and the Board will consider potential courses of action at that time.

The Board has unanimously determined that the Reorganization is in the best interests of the Target Fund, and the Board unanimously recommends that you vote FOR the Proposal.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the Proposal or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [           ], 2025. Target Fund shareholders of record as of the close of business on [          ], 2025 are entitled to notice of and to vote at the Meeting as may be adjourned or postponed.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The below documents have been filed with the SEC and contain additional information about the Funds and are incorporated by reference into (and legally considered to be a part of) this Proxy Statement/Prospectus:

(i)	the Statement of Additional Information (“SAI”) to this Proxy Statement/Prospectus, dated [ ], 2025;
(ii)	the prospectus and Statement of Additional Information of the Target Fund, dated February 28, 2025, relating to shares of the Target Fund (SEC File No. 333-148723);
(iii)	[the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2024 (SEC File No. 811-22172)]; and

[(iv) the unaudited financial statements for the Target Fund contained in the Target Fund’s Semi-Annual Report to Shareholders for the six months ended April 30, 2025 (SEC File No. 811-22172)].

No other parts of the Target Fund’s Annual Report to shareholders are incorporated by reference herein.

The foregoing documents are available upon request at no charge by calling [          ], by writing to the Target Trust at [8730 Stony Point Parkway, Suite Richmond, Virginia 23235], or online at [           ]. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Fund at this time.

The Target Fund is, and when the Acquiring Fund’s registration statement has become effective, the Acquiring Fund will be, subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statements, registration statements and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov.

This Proxy Statement/Prospectus serves as a prospectus for the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-ii-

TABLE OF CONTENTS

THE REORGANIZATION	1
A. Synopsis	1
The Proposed Reorganization	1
Background and Reasons for the Proposed Reorganization	2
Material Federal Income Tax Consequences of the Reorganization	3
Comparison of the Funds	3
Fees and Expenses	6
B. Risk Factors	9
Principal Risks Comparison	10
Principal Risks Related to the Proposed Reorganization	16
C. Information About the Reorganization	17
General	17
Terms of the Reorganization	17
Background and Trustees’ Considerations Relating to the Proposed Reorganization	18
Capitalization	19
Description of the Shares to be Issued by the Acquiring Fund	20
Federal Income Tax Consequences	20
D. Additional Information About the Investment Policies and Management of the Funds	22
General Comparison of the Target Fund and Acquiring Fund	22
Principal Investment Strategies and Policies	22
Principal Investments	34
Non-Principal Investments	35
Non-Principal Risks	35
Fundamental Investment Policies	36
ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND ACQUIRING FUND	38
Form of Organization	38
Governing Documents	38
Target Fund and Acquiring Fund Service Providers	44
Federal Tax Matters Associated with an Investment in the Acquiring Fund	44
How to Buy and Sell Acquiring Fund Shares	47
Net Asset Value–Acquiring Fund	51

-iii-

GENERAL INFORMATION	53
Voting Process	53
Share Ownership of the Target Fund and the Acquiring Fund	54
Shareholder Proposals	55
Shareholder Communications	55
Fiscal Year	55
Legal Proceedings	55
Annual Report Delivery	55
Other Information	56
OTHER MATTERS TO COME BEFORE THE MEETING	57
EXHIBIT A AGREEMENT AND PLAN OF REORGANIZATION	A-1

-iv-

THE REORGANIZATION

You are being asked to vote at the Meeting to approve the reorganization of the Target Fund into the Acquiring Fund. Specifically, you are being asked to consider and approve the Plan, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”). The Target Trust’s Board of Trustees (the “Board”) recommends a vote “FOR” the Reorganization.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and shareholders should reference the more complete information contained in this Proxy Statement/Prospectus and in the accompanying SAI and the appendices thereto, including the Agreement and Plan of Reorganization. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

Vest Financial LLC (“Vest”), the investment adviser to the Target Fund, recommended to the Board that the Target Fund be reorganized into the Acquiring Fund, a newly created series of First Trust Series Fund for which First Trust Advisors L.P. (“First Trust”) would serve as the investment adviser. To effectuate this, the Board has approved the Reorganization pursuant to the Plan. Following the Reorganization, Vest will serve as investment sub-adviser to the Acquiring Fund, and it is expected that the Acquiring Fund’s portfolio will be managed by the portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio. The investment objective, principal investment strategies, principal investment risks and investment limitations of the Acquiring Fund and the Target Fund are similar, but have some important differences as discussed in more detail in this Proxy Statement/Prospectus.

Vest recommended the Reorganization to the Board because Vest believes that First Trust has extensive experience providing investment advisory services to open-end funds; that the Target Fund can benefit from First Trust’s investment advisory experience, and that First Trust can better differentiate the Acquiring Fund in the marketplace and add the Acquiring Fund to First Trust’s existing distribution networks, which could potentially add size and scale to the Fund and reduce expenses for shareholders. Additionally, First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a majority equity ownership interest in Vest’s parent company, and First Trust and Vest wish to reorganize the Target Fund into the First Trust family of funds.

If shareholders of the Target Fund approve the Proposal and the Reorganization is completed each Target Fund shareholder will receive a number of shares of the applicable class of the Acquiring Fund (as described below) with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares held by such shareholder immediately prior to the closing of the Reorganization, and each Target Fund shareholder will cease to be a shareholder of the Target Fund and each shareholder will become a shareholder of the Acquiring Fund. Shareholders of the Target Fund (“Target Fund Shareholders”) who hold Class A shares of the Target Fund and Class C shares of the Target Fund will receive Class A shares of the Acquiring Fund in the Reorganization, Target Fund Shareholders who hold Class Y shares of the Target Fund will receive Class Y shares of the Acquiring Fund in the Reorganization, and Target Fund Shareholders who hold Investor Class shares of the Target Fund and Institutional Class shares of the Target Fund will receive Class I shares of the Acquiring Fund in the Reorganization. It is expected that shares of the Target Fund will be exchanged for shares of the Acquiring Fund without recognizing taxable income or gain for federal income tax purposes. See “—Information About the Reorganization—Federal Income Tax Consequences” below for a further discussion of the tax implications of the Reorganization. The Acquiring Fund will issue to Target Fund shareholders book-entry interests for the shares of the Acquiring Fund held for the benefit of such shareholders. Like shares of the Target Fund, shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur during the [           ] quarter of 2026, or such other date as agreed to by the parties. Upon the closing of the Reorganization, each Target Fund Shareholder would cease to be a shareholder of the Target Fund and would become a shareholder of the Acquiring Fund, and Target Fund would eventually be dissolved, liquidated and terminated as provided in the Plan. If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as an open-end mutual fund and the Board will consider potential courses of action at that time. If the Reorganization is approved, the Acquiring Fund will adopt the financial statements and performance history of the Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Reorganization. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund.

Background and Reasons for the Proposed Reorganization

The Board considered the Reorganization at a meeting held on October 29, 2025. At that meeting, representatives of Vest and First Trust Advisors L.P. (“First Trust” or the “Adviser”), the investment advisor for the Acquiring Fund, discussed with the Board its reasons for proposing the Reorganization. In approving the Reorganization, the Board considered, among other things: (1) that the Reorganization was recommended by Vest, the current advisor to the Target Fund; (2) the terms of the Reorganization; (3) the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization; (4) that the Funds have similar investment objectives, principal investment strategies, principal risks and investment limitations but have some differences; (5) that First Trust and Vest are the investment advisor and sub-advisor, respectively, of the Acquiring Fund; (6) that the Vest portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio will continue to provide the day-to-day management of the Acquiring Fund’s portfolio; (7) that the Acquiring Fund has the same management fee as the Target Fund; (8) that for each class of the Acquiring Fund, the fees and expenses are expected to be the equal to or less than those of the corresponding class of the Target Fund that it was exchanged for in the Reorganization; (9) that First Trust has agreed for a period of two years from the date of the Reorganization to maintain the same expense limitation for the Acquiring Fund currently in place for the Target Fund; (10) that Vest believes that reorganizing the Target Fund into the Acquiring Fund will create greater potential for long-term viability than continuing to operate the Target Fund; (11) that Target Fund shareholders will receive Acquiring Fund shares with the same aggregate net asset value as their Target Fund shares immediately prior to the Reorganization; (12) the quality and experience of the Acquiring Fund’s service providers; (13) the experience and background of the Acquiring Trust’s independent trustees; (14) that the Reorganization would not result in the dilution of shareholders’ interests; (15) that First Trust (with, under certain circumstances, partial reimbursement from Vest), and not the Target Fund or the Acquiring Fund, will bear all direct costs of the Reorganization; (16) that the Reorganization will be submitted to the shareholders of the Target Fund for their approval; (17) that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization; and (18) that the Target Fund may benefit from being part of the larger First Trust fund complex with the potential for growth in assets due to the resources that First Trust has devoted to the distribution and marketing of its funds.

The Board considered alternatives to the Reorganization including maintaining the status quo and liquidation. Based on its evaluation, the Board determined that the Reorganization would be in the overall best interests of the Target Fund due to the expected tax free nature of the Reorganization, the anticipated fees and expenses of the Acquiring Fund, the costs of the Reorganization being borne by First Trust (with possible reimbursement from Vest), the experience and quality of the Acquiring Fund’s service providers, and the similarity of the Funds’ investment objectives, policies and restrictions, among the other reasons noted above.

Each of the Board and the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has unanimously concluded that the Reorganization is in the best interests of its respective Fund and the interests of the existing shareholders of the respective Fund will not be diluted as a result of the Reorganization. See “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Board in approving the proposed Reorganization.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, in general, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. As a condition of closing the Reorganization, the Funds will obtain an opinion from legal counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. However, prior to the Reorganization and in connection with the changes to the investment strategies, the Target Fund expects to buy and sell securities as necessary to track the new investment strategy. Such portfolio repositioning is expected to result in estimated brokerage commissions or other transaction costs. These expenses will be borne by the Target Fund and its shareholders. Based on the Target Fund’s current holdings and existing capital loss carry-forwards, the Target Fund does not anticipate such portfolio repositioning will result in taxable gains. However, any gains that do result from the Target Fund’s portfolio sales may have tax consequences to Target Fund shareholders. Actual market prices, costs and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning.

Comparison of the Funds

General. The Target Fund is a non-diversified, open-end mutual fund created as a series of World Funds Trust, an open-end management investment company organized as a Delaware statutory trust. The Acquiring Fund is a newly created, non-diversified, open-end mutual fund that is a series of the Acquiring Trust, organized as a Massachusetts business trust.

Investment Objectives and Principal Investment Strategies. The investment objective, principal investment strategies, principal investment risks and investment limitations of the Acquiring Fund and the Target Fund are similar, but have some important differences. As a result, the Target Fund and the Acquiring Fund are subject to similar risks, with some important differences related to the differing buffers and holding periods. The primary differences between the Target Fund and the Acquiring Fund are that the Target Fund has a defined outcome period of one year, but is split into twelve tranches, while the Acquiring Fund has an outcome period of six months and is not split into separate tranches. The Funds also have a different structures in how they are managed. The Target Fund is advised by Vest, which provides the day-to-day management of the Target Fund. The Acquiring Fund will be advised by First Trust, which will provide oversight to the Acquiring Fund; however, Vest will serve as the sub-adviser to the Acquiring Fund and will continue to provide the day-to-day management of the Acquiring Fund. Vest will use the same portfolio management team that currently manages the Target Fund. The Funds’ investment objectives, principal strategies and fundamental policies and other investment strategies and policies are highlighted below. For a full comparison of the investment objectives and investment strategies of the Target Fund and the Acquiring Fund, see “Additional Information About the Investment Policies and Management of the Funds” herein. In addition, see “Additional Information About the Investment Policies and Management of the Funds—Fundamental Investment Policies” for a comparison of the fundamental investment policies of the Funds.

The Target Fund and Acquiring Fund have similar investment objectives, as shown below:

Investment Objectives
Target Fund	Acquiring Fund
The Target Fund seeks seeks to provide investors with capital appreciation.	The Acquiring Fund seeks to provide investors with long-term capital appreciation.

Principal Investment Strategies

The Target Fund and the Acquiring Fund have similar investment strategies and policies, but have some important differences.

Under normal market conditions, each Fund will invest substantially all of its assets in FLexible EXchange Options (“FLEX Options”) that reference the price return of the S&P 500® Index (or a similar index for the Target Fund) or an ETF that tracks the index. FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Each Fund uses the FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Funds include a buffer against losses and a cap on return. The Target Fund and the Acquiring Fund each have a buffer against the initial 20% of losses of the index. The cap on returns for both the Target Fund and the Acquiring Fund is determined at the start of the defined outcome period for the Fund. The defined outcome period for the Target Fund is one year, but the Target Fund uses twelve laddered portfolios, each starting one month apart, meaning that that, at any given time, the Target Fund will generally hold one 20% Buffer Strategy that will reset its cap and refresh its buffer within one month, a second 20% Buffer Strategy that will reset its cap and refresh its buffer within two months, a third 20% Buffer Strategy that will reset its cap and refresh its buffer within three months, etc., up to and including twelve months. The Acquiring Fund has a defined outcome period (the “Target Outcome Period”) of six months, meaning it will reset its cap and refresh its buffer every six months.

The following bar chart illustrates the hypothetical returns that the Acquiring Fund seeks to provide with respect to the price performance of its index or underlying ETF in certain illustrative scenarios over the course of the Target Outcome Period. The caps in the bar chart and line graph below are for illustration only and the actual caps may be different. The bar chart and line graph do not take into account payment by the Acquiring Fund of fees and expenses. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Target Outcome Period.

[INSERT BAR CHART]

Risks of the Funds. As the Target Fund and the Acquiring Fund have principal investment strategies that are similar, but have some important differences, they are subject to similar risks with some important differences. Both Funds are subject to FLEX Options risk, options risk, and non-diversification risk, among others. The Funds have differences in their risks relating to their differences in defined outcome periods. The Reorganization is also subject to certain risks, such as the risk that the anticipated benefits of the Reorganization may not be realized. See “—Risk Factors” below.

Fundamental Policies. The Funds are subject to materially similar fundamental policies. For each Fund, these restrictions cannot be changed with respect to each Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. See “Additional Information About the Investment Policies and Management of the Funds —Fundamental Investment Policies” below.

Description of the Shares. The shares of the Target Fund and the Acquiring Fund have similar voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. See “Information About the Reorganization—Description of the Shares to be Issued by the Acquiring Fund” below.

Target Fund Shares will be exchanged for Acquiring Fund Shares as set forth in the table below.

Vest U.S. Large Cap 20% Buffer Strategies Fund (Target Fund) – Share Classes		FT Vest U.S. Equity Deep Buffer 20 Fund (Acquiring Fund) – Share Classes
Class A	→	Class A
Class C	→	Class A
Class Y	→	Class Y
Investor Class	→	Class I
Institutional Class	→	Class I

Share Information.

Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Appraisal or Exchange Rights	Rights to Cumulative Voting
Target Fund – Class A	Unlimited	[ ]	none	May be exchanged for shares of any other series of the Target Trust managed by Vest	None
Target Fund – Class C	Unlimited	[ ]	none	May be exchanged for shares of any other series of the Target Trust managed by Vest	None
Target Fund – Class Y	Unlimited	[ ]	none	May be exchanged for shares of any other series of the Target Trust managed by Vest	None
Target Fund – Investor Class	Unlimited	[ ]	none	May be exchanged for shares of any other series of the Target Trust managed by Vest	None
Target Fund – Institutional Class	Unlimited	[ ]	none	May be exchanged for shares of any other series of the Target Trust managed by Vest	None
Acquiring Fund – Class A	Unlimited	0	$0.01	May be exchanged for shares of the same class of any other First Trust non-ETF open-end fund with reciprocal exchange privileges	None
Acquiring Fund – Class Y	Unlimited	0	$0.01	May be exchanged for shares of the same class of any other First Trust non-ETF open-end fund with reciprocal exchange privileges	None
Acquiring Fund – Class I	Unlimited	0	$0.01	May be exchanged for shares of the same class of any other First Trust non-ETF open-end fund with reciprocal exchange privileges	None

(1)	As of [ ], 2025

 Distributions and Dividend Reinvestment Plan. The Target Fund makes distributions of net investment income, if any, at least annually. The Target Fund intends to distribute any nets capital gains annually. The Target Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year. Distributions by the Target Fund are reinvested in additional shares, unless a shareholder elects otherwise.

Dividends from net investment income of the Acquiring Fund, if any, are expected to be declared daily and paid annually by the Acquiring Fund. The Acquiring Fund will distribute its net realized capital gains, if any, to shareholders at least annually. Distributions in cash from the Acquiring Fund will be reinvested automatically in additional shares of the same class of the Acquiring Fund with respect to which such distributions are paid. If you do not want your distributions reinvested in Acquiring Fund shares in this manner, you may contact your financial advisor to request that your distributions be paid to you by check or deposited directly into your bank account.

Fees and Expenses

The following table sets forth the fees and expenses of investing in shares of the Target Fund and the Acquiring Fund. Expenses for the Target Fund are based on operating expenses of Target Fund for the fiscal year ended October 31, [2024]. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the fees and expenses shown for the Acquiring Fund are pro forma estimates based on its fee structure. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Target Fund Class A	Target Fund Class C	Target Fund Class Y	Target Fund Investor Class	Target Fund Institutional Class	Acquiring Fund Class A pro forma	Acquiring Fund Class Y pro forma	Acquiring Fund Class I pro forma
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	[ ]%	[ ]%	[ ]%
Maximum Deferred Sales Charge (load)	None	None	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None[1]	None	None
Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 30 days or less)	2.00%	2.00%	None	2.00%	None	n/a	n/a	n/a
Exchange Fee	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	[ ]%	[ ]%	[ ]%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%	None	[ ]%	[ ]%	[ ]%
Other Expenses	0.84%	0.34%	0.31%	0.30%	0.32%	[ ]%[2]	[ ]%[2]	[ ]%[2]
Shareholder Services Plan	0.13%	0.14%	None	0.18%	0.10%	--*	--*	--*
Total Annual Fund Operating Expenses	1.97%	2.23%	1.06%	1.48%	1.17%	[ ]]%	[ ]%	[ ]%
Fees Waived and Expense Reimbursement	(0.77%)[3]	(0.28%)[3]	(0.36%)[3]	(0.28%)[3]	(0.22%)[2]	[ ]%[4]	[ ]%[4]	[ ]%[4]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.20%	1.95%	0.70%	1. 20%	0.95%	[ ]%	[ ]%	[ ]%

________________

(1)      For Class A shares of the Acquiring Fund purchased at net asset value without a sales charge because the purchase amount exceeded $250,000, a contingent deferred sales charge of 1% may be imposed on any redemption within 12 months of purchase.

(2)      “Other Expenses” is an estimate based on the expenses the Acquiring Fund expects to incur for the current fiscal year.

(3)      Vest has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Target Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 0.95% of the daily net assets of each class of shares of the Fund offered, except for the Class Y shares where the Adviser has agreed to limit the total expenses to 0.70%. Vest may not terminate this expense limitation agreement prior to [February 28, 2026]. Each waiver or reimbursement of an expense by Vest is subject to repayment by the Target Fund within three years following the date such waiver and/or reimbursement was made, provided that the Target Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Board and Vest may terminate this expense limitation agreement prior to [February 28, 2026] only by mutual written consent.

(4)      First Trust has agreed to waive fees and reimburse expenses through _________, 20__ so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed ___% of the average daily net assets of any class of Acquiring Fund shares. Fees waived or expenses borne by the Acquiring Fund’s investment advisor are subject to reimbursement by the Acquiring Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Acquiring Fund at any time if it would result in the Acquiring Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the First Trust Series Fund. First Trust can rescind the contractual limitation on expenses any time after two years from the date of the Reorganization. Shareholder expenses will increase if First Trust does not renew the fee waiver/expense reimbursement after its expiration date.

(*)     Shareholder Services Plan expenses for the Acquiring Fund are included under “Other Expenses.”

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Target Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return. The example reflects each Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown, whether you hold or sell your shares.

	1 Year	3 Years	5 Years	10 Years
Target Fund - Class A	$690	$1,087	$1,509	$2,690
Target Fund - Class C	$198	$670	$1,169	$2,543
Target Fund - Class Y	$72	$301	$550	$1,262
Target Fund - Investor Class	$122	$440	$781	$1,744
Target Fund - Institutional Class	$97	$350	$622	$1,401
Acquiring Fund – Class A	$690	$1,087	$1,509	$2,690
Acquiring Fund – Class Y	$72	$301	$550	$1,262
Acquiring Fund – Class I	$97	$350	$622	$1,401

Performance

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund. However, there are key differences between the investment strategies and risk of the Target Fund and the Acquiring Fund The bar chart provides some indication of the risks of investing in the Target Fund by showing you how the performance of the Institutional Class Shares of the Target Fund has varied from year to year. The table below shows how the how the average annual total returns of the Target Fund compare with the average annual total returns of broad-based market index. The Target Fund’s past performance is not indicative of, and does not ensure, how the Acquiring Fund will, or is expected to, perform in the future.

Calendar Year Total Returns as of 12/31(1)

(1)	The Target Fund’s calendar year-to-date total return based on net asset value for the period 1/1/25 to [ ]/[ ]/25 was [ ]%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
21.69%	Quarter Ended 6/30/2020	(20.17)%	Quarter Ended 3/31/2020

The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund or Acquiring Fund will perform in the future.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for an index do not include expenses, which are deducted from Target Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Target Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Target Fund Performance	1 Year	5 Years	Since Inception(1)
Institutional Class Shares – Return before Taxes	10.48%	8.98%	10.36%
Institutional Class Shares – Return After Taxes on Distributions	10.48%	5.69%	7.65%
Institutional Class Shares – Return After Taxes on Distributions and Sale of Fund Shares	6.21%	6.63%	7.78%
Class A Shares – Return before Taxes with Maximum Sales Load of 5.75%	3.84%	7.21%	9.02%
Class C Shares – Return before Taxes	9.38%	7.77%	8.11%
Investor Class Shares – Return before Taxes	10.22%	9.38%	10.43%
Class Y Shares – Return before Taxes	10.66%	9.21%	9.55%
Index Performance
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.18%
MerQube US 20% Buffer Laddered Index (reflects no deduction for fees, expenses or taxes)	15.75%	7.86%	7.73%
(1)	The inception date of Institutional Class shares is December 21, 2016. The inception date of Class A shares and Investor Class shares is January 31, 2017. The inception date of Class C shares and Class Y shares is July 24, 2018.

B. Risk Factors

In evaluating the Reorganization, you should carefully consider the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. An investment in the Acquiring Fund may not be appropriate for all shareholders. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Acquiring Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Because the Target Fund and the Acquiring Fund have principal investment strategies that are similar, but have some important differences, they are subject to similar risks with some important differences. Both Funds are subject to FLEX Options risk, options risk, and non-diversification risk, among others. The Funds have differences in their risks relating to their differences in defined outcome periods. The Reorganization is also subject to certain risks, such as the risk that the anticipated benefits of the Reorganization may not be realized. A full examination of the investment strategies of the Target Fund and the Acquiring Fund are available under “Additional Information About the Investment Policies and Management of the Funds–Principal Investment Strategies.”

Principal Risks Comparison

Risk is inherent in all investing. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following table provides a comparison of the principal risks of the Target Fund and the Acquiring Fund. The principal risks below should be considered in your evaluation of the Reorganization. Because the table categorizes risk heading titles only, it is possible that the descriptions of the risks could encompass broader concepts for one Fund compared to another Fund or include multiple associated risks under a single heading. A risk listed as applicable to only one of the Funds may be applicable to both Funds, but covered under a separate risk heading. Therefore, a description of the risks associated with each heading is included below the table to provide a more detailed discussion of each risk. As the Funds are subject to many of the same risks, some differences below are the result of differences in how First Trust and Vest describe various risk factors.

Principal Investment Risk	Acquiring Fund	Target Fund
Buffered Loss Risk	X	X
Cap Change Risk	X	X
Capped Upside Risk	X	X
Counterparty Risk	X	X
Credit Risk		X
Current Market Conditions Risk	X	X
Cyber Security Risk	X	X
Derivative Securities Risk		X
Distribution Tax Risk	X
FLEX Options Risk	X	X
FLEX Options Valuation Risk	X	X
Index or Model Constituent Risk	X	X
Indexed Securities and Derivatives Risk		X
Inflation Risk	X	X
Information Technology Companies Risk	X
Large Capitalization Companies Risk	X	X
Large Shareholders and Redemptions Risk		X
Leveraging Risk		X
Liquidity Risk		X
Management Risk	X	X
Market Events Risk		X
Market Risk	X	X
New Fund Risk	X
Non-Diversification Risk	X	X
Operational Risk	X	X
Options Risk	X	X
Portfolio Turnover Risk		X
Special Tax Risk	X	X
Target Outcome Period Risk	X	X
Index or Underlying ETF Concentration Risk	X	X
Index or Underlying ETF Equity Risk	X	X
Underlying ETF Risk	X	X

Risks Applicable to both the Target Fund and the Acquiring Fund

The following principal risks are applicable to each of the Target Fund and the Acquiring Fund. References below to the “Fund” apply to both the Target Fund and the Acquiring Fund.

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to buffer against Index or Underlying ETF losses if the Index or Underlying ETF decreases over the Target Outcome Period by -20% or less. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns that match the price return of the Index or Underlying ETF (up to the cap), while limiting downside losses, if shares are bought on the first day of the Target Outcome Period and held until the end of the Target Outcome Period. In the event an investor purchases shares after the first day of the Target Outcome Period or sells shares prior to the end of the Target Outcome Period, the buffer that the Fund seeks to provide may not be available. If an investor purchases Fund shares during a Target Outcome Period at a time when the Fund has decreased in value by 20% or more from the value of the Fund on the first day of the Target Outcome Period (the “Initial Fund Value”), that investor’s buffer will essentially be zero (meaning the investor can lose its entire investment). If an investor purchases Fund shares at a time when the Fund has decreased in value by less than 20% from the Initial Fund Value, that investor’s buffer will be reduced by the difference between the Initial Value and the NAV of the Fund on the date the investor purchases the shares. An investor that holds Fund shares through multiple Target Outcome Periods will be unable to recapture losses from prior Target Outcome Periods because at the end of each Target Outcome Period, a new buffer will be established based on the then current price of the Index or Underlying ETF and any losses experienced below the prior buffer will be locked in.

Cap Change Risk. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.

Capped Upside Risk. The Fund’s strategy seeks to provide returns (before fees and expenses) that match those of the Index or Underlying ETF for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. If an investor does not hold its Fund shares for an entire Target Outcome Period, the returns realized by that investor likely will not match those that the Fund seeks to achieve. If the Index or Underlying ETF experiences gains during a Target Outcome Period, the Fund will not participate in those gains beyond the cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period and the Fund has risen in value to a level near to the cap, there may be little or no ability for that investor to experience an investment gain on their Fund shares (because the investor’s potential gain will be limited to the difference between the Fund’s NAV on the date the investor purchased the Fund shares and the cap), however, the investor will remain vulnerable to downside risks. If an investor buys Fund shares when the price exceeds the cap, an investor will not experience any gain regardless of the performance of the Index or Underlying ETF. An investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Index or Underlying ETF over time because at the end of each Target Outcome Period, a new cap will be established based on the then current price of the Index or Underlying ETF and any gains above the prior cap will be forfeit. Moreover, the semi-annual imposition of a new cap on future gains may make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Fund may have losses that exceed those of the Index or Underlying ETF.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency),market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result insignificant impacts to international trader elations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, maybe adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cybersecurity breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.

FLEX Options Risk. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

FLEX Options Valuation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as the Index or Underlying ETF (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Index or Underlying ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Index or Underlying ETF and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust)may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.

Index or Model Constituent Risk. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Large Capitalization Companies Risk. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Market Risk. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process. The Fund relies on third-parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund's portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

Special Tax Risk. The Fund intends to qualify as a “regulated investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund's options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund's RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Index or Underlying ETF Equity Risk. Because the Fund holds FLEX Options that reference the Index or Underlying ETF, the Fund has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Target Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that match the Index or Underlying ETF if Fund shares are bought on the day on which the Fund enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period subject to the cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period or sells shares prior to the expiration of the Target Outcome Period, the value of that investor’s investment in Fund shares may not be buffered against a decline in the value of the Index or Underlying ETF and may not participate in a gain in the value of the Index or Underlying ETF up to the cap for the investor’s investment period.

Index of Underlying ETF Concentration Risk. The Index or Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Index’s constituents or Underlying ETF's investments more than the market as a whole, to the extent that the Index’s constituents or Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

Underlying ETF Risk. The Fund may invest in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index will not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.

Risks Applicable to the Acquiring Fund

The following principal risks are applicable to the Acquiring Fund. References below to the “Fund” apply to the “Acquiring Fund”.

Distribution Tax Risk. The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fundas capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

New Fund Risk. The Fund is new and has no performance history or assets as of the date of this prospectus. The Fund expects to have fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time.

Principal Risks Related to the Proposed Reorganization

The following are principal risks related to the proposed Reorganization and are applicable to both the Target Fund and the Acquiring Fund:

Anticipated Benefits Risk. Although it is anticipated that the Reorganization will lead to certain benefits for Target Fund shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Repositioning Risk. Prior to the Reorganization, the Target Fund may reposition its portfolio, which may involve holding increased levels of cash or cash equivalents. As a result, the Target Fund may not be fully invested in accordance with its principal investment strategy during this period. This may affect the Target Fund’s performance and could result in returns that differ from those that would be expected if the Target Fund were fully invested in accordance with its principal investment strategy.

Tax Risk. In addition to the foregoing risks of investing in the Acquiring Fund, there is tax risk associated with the proposed Reorganization. Chapman and Cutler LLP is providing an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of Acquiring Fund’s counsel. The opinion of Acquiring Fund’s counsel’s is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country.

C. Information About the Reorganization

General

The Board has unanimously approved, and the shareholders of the Target Fund are being asked to approve, the Plan by and between the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, and the transactions it contemplates, including the reorganization of the Target Fund into the Acquiring Fund in exchange for shares of the Acquiring Fund, in general, without recognizing taxable income or gain for federal income tax purposes as provided for herein. The Board of Trustees of each Fund has determined that the proposed Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. Abstentions, if any, will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

General. The Plan seeks to provide for the reorganization of the Target Fund into the Acquiring Fund, pursuant to which the Target Fund would: (i) transfer all of its assets to the Acquiring Fund in exchange for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”), and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) immediately distribute such newly issued Acquiring Fund Shares to its shareholders and be liquidated. The value of the Target Fund’s net assets and liabilities will be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (the “Valuation Time”). If approved and completed, the proposed Reorganization would result in shareholders of the Target Fund receiving a number of Acquiring Fund Shares of the applicable class with an aggregate net asset value equal to the aggregate net asset value of the Target Fund Shares held immediately prior to the closing of the Reorganization.

The closing date is expected to be during the [      ] quarter of 2026 (the “Closing Date”). If the proposal to approve the Reorganization as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganization is expected to be completed shortly after the Meeting. In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as an open-end mutual fund and the Board will consider potential courses of action at that time.

Acquiring Fund Shares to be Issued. The newly issued Acquiring Fund Shares in the Reorganization will be distributed (either directly or through an agent) to Target Fund shareholders in the names of and in the amounts due to the shareholders of the Target Fund based on their respective holdings in the Target Fund immediately prior to the closing of the Reorganization. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.

The exchange of Target Fund shares for Acquiring Fund Shares through the Reorganization is expected to occur without recognizing taxable income or gain for federal income tax purposes.

Expenses. The direct expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by First Trust (with, under certain circumstances, partial reimbursement from Vest). Direct Reorganization related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs; and (g) other related administrative or operational costs. The Target Fund will bear any indirect expenses, such as any repositioning of its portfolio in advance of the Reorganization. To the extent the Target Fund holds such securities, it will sell the securities in advance of the Reorganization and transfer the cash proceeds to the Acquiring Fund in the Reorganization. The Target Fund will bear the transaction costs associated with the sale of the securities and the Acquiring Fund will bear the transaction costs associated with the reinvestment of the cash received.

Amendments. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Funds as specifically authorized by each board of trustees of the Funds. Notwithstanding the foregoing, following the receipt of Target Fund shareholder approval of the Plan, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the shareholders of the Target Fund under the Plan to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Plan, the closing of the Reorganization is subject to the satisfaction or waiver (if permissible) of certain conditions, which include: (i) the requisite approval of the Plan by the shareholders of the Target Fund; (ii) the delivery of all required consents, orders and permits of federal, state and local regulatory authorities, if any; (iii) the receipt by each Fund of customary legal opinions; and (iv) each Fund’s receipt of an opinion that the Reorganization will be a “reorganization” for federal income tax purposes (which condition to receive such opinion may not be waived).

Termination. The Plan may be terminated by the mutual agreement of the parties and may be effected by the President or any Vice President of the Target Fund and Acquiring Fund, respectively, without further action by either the Board or the Acquiring Trust Board. Additionally, the Plan may be terminated by either Fund, at its option, at or before the closing of the Reorganization due to: (i) a breach by the non-terminating party of any representation, warranty, or agreement to be performed at or before the closing of the Reorganization, if not cured within 30 days of notification to the breaching party and prior to the closing of the Reorganization; (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iii) a determination by the board of trustees of either the Target Trust, on behalf of its series, the Target Fund, or the Acquiring Trust, on behalf of its series, the Acquiring Fund, that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

The Board considered and discussed the Reorganization at a meeting held on October 29, 2025, and approved the Reorganization and the Plan subject to shareholder approval. At that meeting, representatives of Vest and First Trust, the investment advisor for the Acquiring Fund, discussed with the Board its reasons for proposing the Reorganization. In approving the Reorganization, the Board considered, among other things: (1) that the Reorganization was recommended by Vest, the current advisor to the Target Fund; (2) the terms of the Reorganization; (3) the expectation that the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code and that the Target Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization; (4) that the Funds have similar investment objectives, principal investment strategies, principal risks and investment limitations but have some differences; (5) that First Trust and Vest are the investment advisor and sub-advisor, respectively, of the Acquiring Fund; (6) that the Vest portfolio managers who are currently responsible for the day-to-day management of the Target Fund’s portfolio will continue to provide the day-to-day management of the Acquiring Fund’s portfolio; (7) that the Acquiring Fund has the same management fee as the Target Fund; (8) that for each class of the Acquiring Fund, the fees and expenses are expected to be the equal to or less than those of the corresponding class of the Target Fund that it was exchanged for in the Reorganization; (9) that First Trust has agreed for a period of two years from the date of the Reorganization to maintain the same expense limitation for the Acquiring Fund currently in place for the Target Fund; (10) that Vest believes that reorganizing the Target Fund into the Acquiring Fund will create greater potential for long-term viability than continuing to operate the Target Fund; (11) that Target Fund shareholders will receive Acquiring Fund shares with the same aggregate net asset value as their Target Fund shares immediately prior to the Reorganization; (12) the quality and experience of the Acquiring Fund’s service providers; (13) the experience and background of the Acquiring Trust’s independent trustees; (14) that the Reorganization would not result in the dilution of shareholders’ interests; (15) that First Trust (with, under certain circumstances, partial reimbursement from Vest), and not the Target Fund or the Acquiring Fund, will bear all direct costs of the Reorganization; (16) that the Reorganization will be submitted to the shareholders of the Target Fund for their approval; (17) that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization; and (18) that the Target Fund may benefit from being part of the larger First Trust fund complex with the potential for growth in assets due to the resources that First Trust has devoted to the distribution and marketing of its funds.

The Board considered alternatives to the Reorganization including maintaining the status quo and liquidation. Based on its evaluation, the Board determined that the Reorganization would be in the overall best interests of the Target Fund due to the expected tax free nature of the Reorganization, the anticipated fees and expenses of the Acquiring Fund, the costs of the Reorganization being borne by First Trust (with possible reimbursement from Vest), the experience and quality of the Acquiring Fund’s service providers, and the similarity of the Funds’ investment objectives, policies and restrictions, among the other reasons noted above.

Each of the Board and the Acquiring Trust Board has unanimously concluded that the Reorganization is in the best interests of its respective Fund and the interests of the existing shareholders of the respective Fund will not be diluted as a result of the Reorganization.

After consideration of these and other factors it deemed appropriate, the Board, including all trustees who are not “interested persons” of the Target Trust, approved the proposed Agreement and Plan of Reorganization and the Reorganization contemplated thereby, and determined that the Reorganization would be in the best interests of the Target Fund and its shareholders. The Board also determined that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board, including the Independent Trustees, unanimously recommends that shareholders of the Target Fund approve the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund as of [      ], 2025 and the pro forma capitalization of the Acquiring Fund as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

	Target Fund Class A	Target Fund Class C	Target Fund Class Y	Target Fund Investor Class	Target Fund Institutional Class	Acquiring Fund Class A (pro forma)	Acquiring Fund Class Y (pro forma)	Acquiring Fund Class I (pro forma)
Shareholders’ Equity:

Net Asset Value per Share, no par value per share, [ ] shares outstanding for the Target Fund Class A shares, [ ] shares outstanding for the Target Fund Class C shares, [ ] shares outstanding for the Target Fund Class Y shares, [ ] shares outstanding for the Target Fund Investor Class shares and [ ] shares outstanding for the Target Fund Institutional Class shares, and $0.01 par value per share, [ ] shares outstanding for the Acquiring Fund Class A shares, [ ] shares outstanding for the Acquiring Fund Class Y shares, and [ ] shares outstanding for the Acquiring Fund Class YI shares (pro forma)	$[ ]		$[ ]		$[ ]	$[ ]	$[ ]	$[ ]

Net Assets	$[ ]		$[ ]		$[ ]	$[ ]	$[ ]	$[ ]

Description of the Shares to be Issued by the Acquiring Fund

General. As a general matter, the shares of the Target Fund and the Acquiring Fund have similar voting rights (with certain differences noted in the chart under “Additional Information About the Target Fund and Acquiring Fund—Governing Documents”) and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote.

The Acquiring Fund Shares, when issued in the Reorganization, will be fully paid and non-assessable, except as disclosed below under “Additional Information About the Target Fund and the Acquiring Fund—Governing Documents,” and have no rights to cumulative voting. Shareholders of the Acquiring Fund have no preference, preemptive or conversion rights, except as the Acquiring Trust Board may determine from time to time.

Further discussion of the organizational documents and the material provisions thereunder for each of the Target Fund and the Acquiring Fund is available under “Additional Information About the Target Fund and the Acquiring Fund—Governing Documents.”

Distributions and Dividend Reinvestment Plan. Each of the Target Fund and Acquiring Fund distributes its net investment income and net capital gains, if any, at least annually. Dividends and distributions by the Target Fund are reinvested in additional shares, unless a shareholder elects otherwise. Distributions in cash from the Acquiring Fund will be reinvested automatically in additional shares of the same class of the Acquiring Fund with respect to which such distributions are paid. If you do not want your distributions reinvested in Acquiring Fund shares in this manner, you may contact your financial advisor to request that your distributions be paid to you by check or deposited directly into your bank account.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount of benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, at least seventy-five percent (75%) of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any expressor implied terms, conditions or understandings applicable thereto. World Funds Trust, Vest, the Acquiring Trust and First Trust intend to comply with Section 15(f).

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) the tax basis in the hands of the Acquiring Fund of each Target Fund asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Target Fund asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

(d) the holding period in the hands of the Acquiring Fund of each Target Fund asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Target Fund assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Target Fund asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e)  no gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Target Fund assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund as part of the Reorganization;

(f)  no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) the aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor;

(h) each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Target Fund Shareholder’s holding period for the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange; and

(i) the taxable year of the Target Fund will not end as a result of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Each opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions with respect to the tax opinions.

While Target Fund shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

D. Additional Information About the Investment Policies and Management of the Funds

General Comparison of the Target Fund and Acquiring Fund

The Target Fund is a non-diversified, open-end mutual fund, created as a series of World Funds Trust, and open-end management investment company organized as a Delaware statutory trust. The Acquiring Fund is a newly created, non-diversified, open-end mutual fund that is a series of the Acquiring Trust, an open-end management investment company organized as a Massachusetts business trust.

Shares of open-end mutual funds like the Target Fund and Acquiring Fund are continuously sold to and redeemed from shareholders directly by the mutual fund and do not trade on an exchange. Persons wishing to buy or sell mutual fund shares may do so through a distributor or a financial intermediary. A mutual fund will accept purchase and redemption orders from shareholders only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share.

The Acquiring Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

Recent financial information for the Target Fund is contained in the Financial Highlights contained in the Target Fund’s most recent prospectus.

Principal Investment Strategies and Policies

The Funds have materially the same investment objectives, as shown below:

Investment Objectives
Target Fund	Acquiring Fund
The Target Fund seeks to provide investors with capital appreciation.	The Acquiring Fund seeks to provide investors with long-term capital appreciation.

In furtherance of these investment objectives, the Acquiring Fund and Target Fund use the below principal investment strategies and policies.

Principal Investment Strategies and Policies

The principal investment strategies of the Target Fund and Acquiring Fund are materially the same. Both Target Fund and Acquiring Fund are managed by the same portfolio management team.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

The Target Fund aims to achieve its objective by seeking to capture returns, up to a maximum gain, generated by U S large cap equity markets in rising markets, while seeking to cushion against losses in declining markets (i.e., a “buffer”) The Target Fund seeks to accomplish its goals by investing in a portfolio of options-based buffered investment strategies.

The Acquiring Fund intends to achieve its investment objective by seeking to provide investors with returns (before fees and expenses) that match the price return of the S&P 500® Index (the “Index”), or the price return of an exchange traded fund that tracks the Index (the “Underlying ETF”), up to a predetermined upside cap while providing a buffer (before fees and expenses) against the first 20% of

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

The Target Fund attempts to achieve its investment objective through the construction of twelve laddered portfolios of 20% buffer strategies (each a “20% Buffer Strategy”) that invest in exchange-traded FLexible EXchange® Options (“FLEX Options”) linked to a US large-cap equity index (the “Index”), such as the S&P 500 Index, or to an exchange traded fund (an “ETF”) that tracks the Index Under normal market conditions, the Target Fund will invest at least 80% of the value of its net assets (the “80% Test”) in a portfolio, or other investment companies that hold a portfolio, of FLEX Options linked to the Index and that are designed to replicate the returns of the twelve 20% Buffer Strategies Each 20% Buffer Strategy seeks to provide investors with returns (before fees, expenses and taxes) that match the price return of the Index, up to a predetermined upside cap, while providing a buffer against the first 20% (before fees, expenses and taxes) of Index losses, over a defined one-year period FLEX Options are customizable exchange- traded option contracts For purposes of determining compliance with the Target Fund’s 80% Test, the Target Fund will only purchase FLEX Options on an Index, such as the S&P 500 index, that is considered to measure the large cap universe of issuers in the United States For purposes of calculating the valuing the FLEX Options position and assessing compliance with the 80% Test, the Target Fund will consider the market value of its FLEX Options positions.

The term “laddered portfolio” refers to the Target Fund’s portfolio being effectively divided into twelve segments (each referred to herein as a tranche), and each tranche being invested in options that have expiration dates which occur on a rolling, or periodic, basis. The Target Fund’s “laddered” approach means that, at any given time, the Target Fund will generally hold one 20% Buffer Strategy that will reset its cap and refresh its buffer (see discussion below) within one month, a second 20% Buffer Strategy that will reset its cap and refresh its buffer within two months, a third 20% Buffer Strategy that will reset its cap and refresh its buffer within three months, etc., up to and including twelve months. The rolling or “laddered” nature of the investments in the 20% Buffer Strategies creates diversification of investment time period compared to the risk of buying or selling any one 20% Buffer Strategy at any one time This diversification of investment time period is intended to mitigate the risk of failing to benefit from the buffer of a single 20% Buffer Strategy due to the timing of investment in such 20% Buffer Strategy and the relative price of the Index.

the Index or Underlying ETF losses, over an approximate period of six months (the “Target Outcome Period”). Under normal market conditions, the Acquiring Fund will invest substantially all of its assets in FLexible EXchange Options (“FLEX Options”) that reference the price return of the Index, or the price return of the Underlying ETF. [The Acquiring Fund anticipates that the Underlying ETF will be the SPDR  S&P 500  ETF Trust.] FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. [The Underlying ETF is an exchange-traded unit investment trust that uses a replication strategy, meaning it invests in as many of the stocks in the S&P 500  Index as is practicable. PDR Services, LLC (“PDR”) serves as the Underlying ETF’s sponsor. The investment objective of the Underlying ETF is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500  Index. The Acquiring Fund’s performance will not reflect the payment of dividends by the Underlying ETF. See “The Underlying ETF” for more information.] The Acquiring Fund’s investment sub-advisor is Vest Financial LLC (“Vest” or the “Sub-Advisor”).

The Acquiring Fund uses FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Acquiring Fund, which include a buffer (before fees and expenses) against the first 20% of Index or Underlying ETF losses and a cap of [___]% (before fees and expenses), are based on the price performance of the Index or Underlying ETF over (the “Target Outcome Period”).

When the Acquiring Fund’s management fees are taken into account, the cap is [___]% and the buffer is [__]%. The cap and buffer specific to the Class A shares, Class Y shares and Class I shares will be further reduced by any 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses not included in the Acquiring Fund’s management fee. The target outcomes the Acquiring Fund seeks for investors that hold Acquiring Fund shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

The Target Fund constructs each monthly tranche of a 20% Buffer Strategy with FLEX Options that will be held for an approximate period of one year Each month, a previously purchased tranche’s options will generally expire, be exercised or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately one year In other words, at any given time, the Target Fund will generally have one tranche with options expiring in approximately one month, a second tranche expiring in approximately two months, and so on, up to a twelfth tranche expiring in approximately twelve months.

Each monthly tranche of a 20% Buffer Strategy that is constructed within the Target Fund’s portfolio seeks to provide returns or losses before all estimated fees and expenses based on the price performance of the Index (which does not include the dividends paid by the companies in the Index) from the third Wednesday of the month to which the tranche belongs to the third Wednesday of the same month the following year (the “Tranche Holding Period”) subject to the following conditions:

• If the price of the Index or ETF appreciates over the Tranche Holding Period, the tranche seeks to provide a total return that increases by the percentage increase of the price of the Index or ETF, up to a maximum return that is determined at the start of the Tranche Holding Period (the “Capped Return”).

• If the price of the Index or ETF decreases over the Tranche Holding Period by 20% or less (the “Buffer Amount”), the tranche seeks to provide a total return of zero.

• If the price of the Index or ETF decreases over the Tranche Holding Period by more than 20%, the tranche seeks to provide a total return loss that is 20% less than the percentage decrease in the price of the Index or ETF with a maximum loss of approximately 90%.

• If the Index or Underlying ETF appreciates over the Target Outcome Period, the combination of FLEX Options held by the Acquiring Fund seeks to provide upside participation matching the performance of the share price of the Index or Underlying ETF, up to a cap that is determined at the start of the Target Outcome Period. The cap for the current Target Outcome Period is [___]%, prior to taking into account the Acquiring Fund’s fees and expenses.

• If the Index or Underlying ETF decreases over the Target Outcome Period, the combination of FLEX Options held by the Acquiring Fund seeks to provide protection of the first 20% of Index or Underlying ETF losses, prior to taking into account the Acquiring Fund’s fees and expenses.

• If the Index or Underlying ETF decreases in price by more than 20% over the Target Outcome Period, the Acquiring Fund will experience all subsequent losses on a one-to-one basis (i.e., if the Index or Underlying ETF loses 30%, the Acquiring Fund loses 10%).

The current Target Outcome Period will begin on [_____] and end on [_____]. Subsequent Target Outcome Periods will begin on the day the prior Target Outcome Period ends and will end on the approximate six-month anniversary of that new Target Outcome Period. On the first day of each new Target Outcome Period, the Acquiring Fund resets by investing in a new set of FLEX Options that are designed to provide a new cap for the new Target Outcome Period. This means that the cap will change for each Target Outcome Period based upon prevailing market conditions at the beginning of each Target Outcome Period. The buffer will remain the same for each Target Outcome Period. The cap and buffer, and the Acquiring Fund’s value relative to each, should be considered before investing in the Acquiring Fund. The Acquiring Fund will be perpetually offered and not terminate after the current or any subsequent Target Outcome Period. Approximately one week prior to the end of the current Target Outcome Period, the Acquiring Fund’s website will be updated to alert existing shareholders that the Target Outcome Period is approaching its conclusion and will disclose the anticipated cap range for the next Target Outcome Period. There is no guarantee that the final cap set for a Target Outcome Period will be within the anticipated cap range. See “Subsequent Target Outcome Periods” for more information.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

Each 20% Buffer Strategy has been specifically designed to produce the outcomes based upon the Index’s returns over the duration of the Tranche Holding Period Each 20% Buffer Strategy is designed to deliver returns that match the price return of the Index, subject to the cap and buffer, if the strategy was entered into on the day on which the 20% Buffer Strategy enters the FLEX Options (i e , the first day of a Tranche Holding Period) and held until those FLEX Options expire at the end of the Tranche Holding Period At the end of each Tranche Holding Period, the FLEX Options for that tranche are generally sold or expire, and the proceeds are used to purchase (or roll into) a new set of FLEX Options expiring in approximately one year This means that approximately every 30 days, one of the 20% Buffer Strategies will undergo a “reset” of its cap and a refresh of its buffer At any given time, the Target Fund will generally hold one 20% Buffer Strategy with FLEX Options expiring within one month, a second 20% Buffer Strategy with FLEX Options expiring within two months, a third 20% Buffer Strategy with FLEX Options expiring within three months, etc., up to and including twelve months The rolling or “laddered” nature of the investments in the 20% Buffer Strategies creates diversification of investment time-period and market level (meaning the level of the Index at any given time) compared to the risk of acquiring or disposing of any one 20% Buffer Strategy at any one time Because the Target Fund will increase its position in the 20% Buffer Strategies in connection with inflows of assets into the Target Fund and during any rebalance, the Target Fund may enter the 20% Buffer Strategies on days other than the first day of the Tranche Holding Period Likewise, the Target Fund will exit some of its position in the 20% Buffer Strategies in connection with outflows of assets from the Target Fund and during any rebalance, and such disposals typically will not occur on the last day of a Tranche Holding Period. As a result, the value of the Target Fund’s investment in the 20% Buffer Strategies may not be buffered against a specific level of decline in the value of the Index and may not participate in a gain in the value of the Index up to a specific level of cap for the Target Fund’s investment period. At times during the Tranche Holding Period, the value of the securities in the Target Fund could vary because of related factors other than the level of the Index Certain related factors are interest rates, implied volatility levels of the Index and securities comprising the Index, and implied dividend levels of the Index and securities comprising the Index. As a result, the Target Fund may experience investment returns that are very different from those that a single 20% Buffer Strategy seeks to provide.

The Target Fund will construct a non-diversified portfolio that may include exchange-traded FLEX Options that reference the Index or ETFs and / or other investment companies that hold exchange-traded FLEX Options that reference the Index or ETFs Specifically, each tranche may consist of purchased call FLEX Options (i.e., options that give the Target Fund the right to receive the price of the Index or buy the ETF), written put FLEX Options (i.e., options that obligate the Target Fund to receive the price of the Index or buy the ETF), purchased put FLEX Options (i.e., options that give the Target Fund the right to pay the price of the Index or sell the ETF), and written call FLEX Options (i.e., options that obligate the Target Fund to pay the price of the Index or sell the ETF) Each monthly tranche is designed to provide partial protection from market downturns at the expense of limiting gains when the market is strongly positive.

An investor that purchases Acquiring Fund shares other than on the first day of a Target Outcome Period and/or sells Acquiring Fund shares prior to the end of a Target Outcome Period may experience results that are very different from the target outcomes sought by the Acquiring Fund for that Target Outcome Period. While the cap and buffer provide the intended outcomes only for investors that hold their shares throughout the complete term of the Target Outcome Period, an investor can expect their shares to generally move in the same direction as the Index or Underlying ETF during the Target Outcome Period. However, during the Target Outcome Period, an investor’s shares may not experience price movement to the same extent as the price movement of the Index or Underlying ETF. During the Target Outcome Period, there may be periods of significant disparity between the Acquiring Fund’s NAV and the Index or Underlying ETF’s price performance. As the Index or Underlying ETF price and the Acquiring Fund’s Net Asset Value (“NAV”) change over the Target Outcome Period, an investor acquiring Acquiring Fund shares after the start of the Target Outcome Period will likely have a different return potential than an investor who purchased Acquiring Fund shares at the start of the Target Outcome Period. This is because while the cap and buffer for the Target Outcome Period are fixed levels that are calculated in relation to the Index or Underlying ETF price and the Acquiring Fund’s NAV at the start of a Target Outcome Period and remain constant throughout the Target Outcome Period, an investor purchasing Acquiring Fund shares at market value during the Target Outcome Period likely purchased Acquiring Fund shares at a price that is different from the Acquiring Fund’s NAV at the start of the Target Outcome Period (i.e., the NAV that the cap and buffer reference). For example, if an investor purchases Acquiring Fund shares during a Target Outcome Period at a time when the Acquiring Fund has decreased in value from the value of the Acquiring Fund on the first day of the Target Outcome Period, that investor’s buffer will essentially be decreased by the amount of the decrease in the Index or Underlying ETF value. Conversely, if an investor purchases Acquiring Fund shares during a Target Outcome Period at a time when the Acquiring Fund has increased in value from the value of the Acquiring Fund on the first day of the Target Outcome Period, that investor’s cap will essentially be decreased by the amount of the increase in the Index’s or Underlying ETF’s value. See “Buffer and Cap” below for additional information. To achieve the target outcomes sought by the Acquiring Fund for a Target Outcome Period, an investor must hold Acquiring Fund shares for that entire Target Outcome Period. An investor that holds Acquiring Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Index or Underlying ETF over time because at the end of each Target Outcome Period, a new cap will be established based on the then current price of the Index or Underlying ETF and any gains above the prior cap will be forfeit. Similarly, an investor that holds Acquiring Fund shares through multiple Target Outcome Periods will be unable to recapture losses from prior Target Outcome Periods because at the end of each Target Outcome Period, a new buffer will be established based on the then current price of the Index or Underlying ETF and any losses experienced below the prior buffer will be locked in. Moreover, the semi-annual imposition of a new cap on future gains may make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Acquiring Fund may have losses that exceed those of the Index or Underlying ETF.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

Option contracts on an index or ETF give one party the right to receive or deliver the cash value of the particular index or ETF, and another party the obligation to receive or deliver the cash value of that index Option contracts on an individual security such as an ETF give one party the right to buy or sell the particular security, and another party the obligation to sell or buy that same security Many options are exchange-traded and are available to investors with set or defined contract terms The Target Fund will use FLEX Options, which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of Over-the-Counter (“OTC”) options positions.

For any given tranche, the FLEX Options do not protect against declines of over 20% and investors will bear a loss that is 20% less than the percentage loss on the Index or ETF. Further, while each monthly tranche of the Target Fund seeks to limit losses from declines up to 20% of the Index or ETF on an annualized basis, there is no guarantee that it will do so. The FLEX Options also are intended to allow each monthly tranche of the Target Fund to participate in gains in the Index or ETF up to a maximum cap. Thus, even if the Index or ETF gains exceed that maximum cap, the gains in each monthly tranche of the Target Fund will be capped. The Target Fund expects that its assets will generally be invested evenly across the monthly tranches. As a result, portions of the Target Fund’s investments will have different levels of protection against declines in the Index or ETF and different levels of capped gains from gains in the Index or ETF. This creates diversification of market levels, protection levels and capped levels on a monthly basis compared to the risk of investing only in a single monthly tranche with the market level, protection level and capped level fixed for approximately one year.

Buffer and Cap

The Acquiring Fund seeks to provide a buffer on the first 20% loss of the Index or Underlying ETF at the end of each Target Outcome Period. After the the Index or Underlying ETF has decreased in price by more than 20%, the Acquiring Fund will experience subsequent losses on a one-to-one basis (i.e., if the Index or Underlying ETF loses 30%, the Acquiring Fund loses 10%). The buffer is before taking into account the Acquiring Fund’s fees and expenses charged to shareholders. When the Acquiring Fund’s management fees are taken into account, the buffer is [__]%. The buffer specific to the Class A shares, Class Y shares and Class I shares will be further reduced by any 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses not included in the Acquiring Fund’s management fee. The Acquiring Fund does not seek to provide a buffer on the first 20% of loss of the Index or Underlying ETF at any time other than the end of the Target Outcome Period.

If an investor purchases Acquiring Fund shares during a Target Outcome Period at a time when the Acquiring Fund has decreased in value by 20% or more from the value of the Acquiring Fund on the first day of the Target Outcome Period (the “Initial Fund Value”), that investor’s buffer will essentially be zero (meaning the investor can lose its entire investment). If an investor purchases Acquiring Fund shares at a time when the Acquiring Fund has decreased in value by less than 20% from the Initial Fund Value, that investor’s buffer will be reduced by the difference between the Initial Value and the NAV of the Acquiring Fund on the date the investor purchases the shares. However, that investor’s potential gain will be larger than the Acquiring Fund’s cap for the Target Outcome Period because the investor may experience the full gain if the Acquiring Fund recovers the value it has lost from the first day of the Target Outcome Period through the date the investor purchased its Acquiring Fund shares plus any additional gains between the Initial Fund Value and the cap. The cap and buffer relative to the Initial Fund Value, however, will not change over the Target Outcome Period.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

The Target Fund’s strategy is designed so that any amount owed by the Target Fund on FLEX Options written by the Target Fund (“Written Options”) will be covered by payouts at the expiration of the FLEX Options purchased by the Target Fund (“Purchased Options”) The Target Fund receives premiums in exchange for the Written Options and pays premiums in exchange for the Purchased Options Because amounts owed on the Written Options will be covered by payouts at the expiration of the Purchased Options, the Target Fund will not be in a net obligation position from the use of FLEX Options.

From time to time, the Target Fund may hold a portion of its assets in cash or invest them in liquid, short-term investments, including U S government obligations, certificates of deposit, commercial paper, other investment companies, money market instruments or other securities to maintain liquidity or pending selection of investments in accordance with its policies.

Conversely, if an investor purchases Acquiring Fund shares during a Target Outcome Period at a time when the Acquiring Fund has increased in value from its Initial Fund Value for a Target Outcome Period, then that investor’s cap will essentially be decreased by the amount of increase in the Acquiring Fund’s value from the Initial Fund Value, and the investor will experience losses prior to gaining the protection offered by the buffer (because the Acquiring Fund must first decrease in value to its Initial Fund Value for the Target Outcome Period before subsequent losses will be protected by the buffer). While the Acquiring Fund seeks to limit losses to 80% for shareholders who hold Acquiring Fund shares for an entire Target Outcome Period, there is no guarantee it will successfully do so. Depending on the Acquiring Fund’s NAV at the time of purchase, a shareholder that purchases Acquiring Fund shares after the first day of a Target Outcome Period may lose their entire investment if the Acquiring Fund has decreased in value below the buffer. An investment in the Acquiring Fund is only appropriate for shareholders willing to bear those losses. Despite the intended buffer, a shareholder could lose their entire investment.

The returns of the Acquiring Fund are subject to a cap of [___]% (before fees and expenses) and [___]% for (after management fees) for the Target Outcome Period. The returns specific to the Class A shares, Class Y shares and Class I shares will be subject to a cap that is further reduced by any 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses not included in the Acquiring Fund’s management fee. Unlike other investment products, the potential returns an investor can receive from the Acquiring Fund are subject to a pre-determined upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Acquiring Fund for an entire Target Outcome Period (before fees and expenses). In the event the Index or Underlying ETF experiences gains over a Target Outcome Period, the Acquiring Fund seeks to provide investment returns before fees and expenses that match the percentage increase of the Index or Underlying ETF, but any percentage gains over amount of the cap will not be experienced by the Acquiring Fund. This means that if the Index or Underlying ETF experiences gains for a Target Outcome Period in excess of the cap for that Target Outcome Period, the Acquiring Fund will not benefit from those excess gains. Therefore, regardless of the performance of the Index or Underlying ETF, the cap is the maximum return an investor can achieve from an investment in the Acquiring Fund for that Target Outcome Period.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

The cap is set on the first day of each Target Outcome Period. [The cap is provided prior to taking into account annual Acquiring Fund management fees of [ ]% of the Acquiring Fund’s daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses incurred by the Acquiring Fund.] Such extraordinary expenses (incurred outside of the ordinary operation of the Acquiring Fund) may include, for example, unexpected litigation, regulatory or tax expenses. The cap and buffer could be lower if the Acquiring Fund incurs extraordinary expenses or other costs and expenses that are not borne by the Advisor under the annual management fee. The defined cap applicable to a Target Outcome Period will vary based on prevailing market conditions at the time, including then-current interest rate levels, Index or Underlying ETF volatility, and the relationship of puts and calls on the underlying FLEX Options.

The cap level is a result of the design of the Acquiring Fund’s principal investment strategy. In order to provide the buffer, the Acquiring Fund [purchases and sells a series of put FLEX Options on the first day of a Target Outcome Period]. As the purchaser of these FLEX Options, the Acquiring Fund is obligated to pay a premium to the seller of those FLEX Options. The portfolio managers will calculate the amount of premiums that the Acquiring Fund will owe on the put options acquired and sold to provide the buffer and will then go into the market and sell call options with terms that entitle the Acquiring Fund to receive premiums such that the net amount of premiums paid per unit of the Index or Underlying ETF is approximately equal to the price per unit of shares of the Index or Underlying ETF. The cap is the strike price of those sold FLEX Options.

The cap, and the Acquiring Fund’s value relative to it on any given day, should be considered before investing in the Acquiring Fund. If an investor purchases Acquiring Fund shares during a Target Outcome Period, and the Acquiring Fund has already increased in value above its Initial Fund Value for that Target Outcome Period to a level near to the cap, an investor purchasing Acquiring Fund shares will have limited to no gain potential for the remainder of the Target Outcome Period (because the investor’s potential gain will be limited to the difference between the Acquiring Fund’s NAV on the date the investor purchased the Acquiring Fund shares and the cap). However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which they purchased Acquiring Fund shares and the Initial Fund Value for the Target Outcome Period before subsequent losses will be protected by the buffer. If an investor buys Acquiring Fund shares when the price exceeds the cap, an investor will not experience any gain regardless of the performance of the Index or Underlying ETF.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

Investors purchasing shares of the Acquiring Fund during a Target Outcome Period will experience different results. The Acquiring Fund’s website, [http://www.ftportfolios.com/retail/MF/MFSummary.aspx?Ticker=_____], provides information relating to the Possible outcomes for an investor of an investment in the Acquiring Fund on a daily basis, if purchased on that date and held through the end of the Target Outcome Period, including the Acquiring Fund’s value relative to the cap and buffer. Before purchasing Acquiring Fund shares, an investor should visit the Acquiring Fund’s website to review this information and understand the possible outcomes of an investment in Acquiring Fund shares on a particular day and held through the end of the Target Outcome Period.

The Acquiring Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquiring Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the Index or Underlying ETF invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

General Information of the FLEX Options

For each Target Outcome Period, the Acquiring Fund will invest in both purchased and written put and call FLEX Options that reference the Index or Underlying ETF. Because the value of the Acquiring Fund is based on FLEX Options that reference the Index or Underlying ETF and not the Index or Underlying ETF directly, variations in the value of the FLEX Options impact the correlation between the Acquiring Fund’s NAV and the price of the Index or Underlying ETF. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

The FLEX Options that the Acquiring Fund will hold that reference the Index or Underlying ETF will give the Acquiring Fund the right or the obligation to either receive or deliver shares of the Index or Underlying ETF, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between the Index’s or Underlying ETF’s value and a strike price, depending on whether the option is a put or call option and whether the Acquiring Fund purchases or sells the option. The FLEX Options held by the Acquiring Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.

The Acquiring Fund will generally, under normal conditions, hold four kinds of FLEX Options for each Target Outcome Period. The Acquiring Fund will purchase call options (giving the Acquiring Fund the right to receive shares of the Index or Underlying ETF or a cash payment) and put options (giving the Acquiring Fund the right to deliver shares of the Index or Underlying ETF or a cash payment), while simultaneously selling (i.e., writing) call options (giving the Acquiring Fund the obligation to deliver shares of the Index or Underlying ETF or a cash payment) and put options (giving the Acquiring Fund the obligation to receive shares of the Index or Underlying ETF or a cash payment). The Acquiring Fund intends to structure the FLEX Options so that any amount owed by the Acquiring Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. As a result, the FLEX Options will be fully covered and no additional collateral will be necessary during the life of the Acquiring Fund. The Acquiring Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts, but may charge transaction fees. Each of the FLEX Options purchased and sold throughout the Target Outcome Period will have the same terms, such as strike price and expiration date, as the FLEX Options purchased and sold on the first day of the Target Outcome Period.

On the FLEX Options expiration date, the Acquiring Fund intends to sell the FLEX Options prior to their expiration or cash-settle the FLEX Options and use the resulting proceeds to purchase new FLEX Options for the next Target Outcome Period.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

The Index

The S&P 500  Index (the “Index”) is an unmanaged index of 500 stocks maintained and published by Standard & Poor’s that is market-capitalization weighted and generally representative of the performance of larger stocks traded in the United States. The Index is intended to be a leading indicator of U.S. equity market performance and is designed to provide a representative sample of the broad domestic economy by including companies from all Global Industry Classification Standard (“GICS”) sectors. The Index is rebalanced quarterly and is calculated on a real-time basis. As of [July 31, 2025], the S&P500 Index had significant exposure to companies in the information technology GICS sector.

The Underlying ETF

The Acquiring Fund anticipates that the Underlying ETF will be the SPDR  S&P 500  ETF Trust (“SPY”). SPY is an exchange-traded unit investment trust that uses a replication strategy, meaning it invests in as many of the stocks in the S&P 500 Index as is practicable. PDR Services, LLC (“PDR”) serves as SPY’s sponsor. The investment objective of SPY is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500  Index (the “Index”). See below for a description of SPY’s principal investment strategies and risks. You can find SPY’s prospectus and other information about the ETF, including the statement of additional information and most recent reports to shareholders, online at http://www.ssga.com/us/en/intermediary/etfs/spdr-sp-500-etf-trust-spy.

The summary information below regarding SPY comes from its filings with the SEC. You are urged to refer to the SEC filings made by SPY and to other publicly available information (e.g., SPY’s annual reports) to obtain an understanding of SPY’s business and financial prospects.

The following description of SPY’s principal investment strategies was taken directly from the Underlying ETF’s prospectus, dated January 26, 2024 (defined terms are limited to this excerpt).

“SPY seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in SPY’s Portfolio substantially corresponding to the weight of such stock in the Index.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

In SPY’s prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by SPY and make up SPY’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, SPY’s Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, State Street Global Advisors Trust Company (the “Trustee”), or its parent company, State Street Bank and Trust Company (“SSBT”), adjusts SPY’s Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. SPY’s Trustee or SSBT aggregates certain of these adjustments and makes changes to SPY’s Portfolio at least monthly, or more frequently in the case of significant changes to the Index.

SPY may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when SPY’s units are held in a taxable account. These costs, which are not reflected in SPY’s estimated annual Trust ordinary operating expenses, affect SPY’s performance. During the most recent fiscal year, SPY’s portfolio turnover ratewas2%of the average value of its portfolio. SPY’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of SPY’s units. Portfolio turnover will be a function of changes to the Index as well as requirements of SPY’s trust agreement. …

Although SPY may fail to own certain Index Securities at any particular time, SPY generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of SPY. … SPY does not hold or trade futures or swaps and is not a commodity pool. …

The Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries. … Since 1968, the Index has been a component of the U.S. Commerce Department’s list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to SPY.”

As of December 1, 2024, SPY had significant investments in information technology companies.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

Subsequent Target Outcome Periods

The Acquiring Fund will alert existing shareholders to the new cap at the beginning of each new Target Outcome Period in the following manner:

1. Approximately one week prior to the end of the current Target Outcome Period, the Acquiring Fund will make a sticker filing that will alert existing shareholders that the Target Outcome Period is approaching its conclusion and disclose the anticipated cap range for the next Target Outcome Period. There is no guarantee that the final cap set for a Target Outcome Period will be within the anticipated cap range. This filing will be mailed to existing shareholders.

2. Following the close of business on the last day of the Target Outcome Period, the Acquiring Fund will make a sticker filing that discloses the Acquiring Fund’s cap for the next Target Outcome Period. This filing will be mailed to existing shareholders.

3. On the first day of the new Target Outcome Period, the Acquiring Fund will file a full prospectus that incorporates the sticker filing from the previous evening which replaces the caps/dates associated with the previous Target Outcome Period with the caps/dates associated with the new Target Outcome Period. Correspondingly, the Acquiring Fund will file a revised summary prospectus that reflects such changes.

Additional Information Regarding Principal Investment Strategies for the Acquiring Fund. The Acquiring Fund is a series of the Acquiring Trust and is regulated as an “investment company” under the 1940 Act. The Acquiring Fund is actively managed and does not seek to track the performance of an index. The Acquiring Fund’s investment objective to provide investors with long-term capital appreciation is non-fundamental and may be changed by the Board of Trustees of the Acquiring Trust without shareholder approval. Unless an investment policy is identified as being fundamental, all investment policies included in this Proxy Statement/Prospectus and the Fund’s Statement of Additional Information are non-fundamental and may be changed by the Board of Trustees of the Acquiring Trust without shareholder approval. If there is a material change to the Acquiring Fund's principal investment strategies, you should consider whether the Acquiring Fund remains an appropriate investment for you. There is no guarantee that the Acquiring Fund will achieve its investment objective. During the Acquiring Fund’s initial invest-up period and during periods of high in-flows and out-flows, the Acquiring Fund may not be fully invested pursuant to its principal investment strategy.

The Acquiring Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Acquiring Fund’s Index or Underlying ETF is concentrated in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

While it is not expected that the Acquiring Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Acquiring Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For each Target Outcome Period, the Acquiring Fund will invest in both purchased and written put and call FLEX Options that reference the Acquiring Fund Index or Underlying ETF. The Acquiring Fund generally holds in-the-money purchased call options, out-of-the-money written call options, at-the-money purchased put options and out-of-the-money written put options. The in-the-money purchased call options are intended to provide approximately one-to-one exposure to the Acquiring Fund Index or Underlying ETF. The out-of-the-money written call options are intended to provide premiums to the Acquiring Fund that will offset the cost of the in-the-money purchased call options and also limit the Acquiring Fund's returns to the cap. The at-the-money purchased put options in combination with the out-of-the-money written put options are intended to provide the Acquiring Fund's buffer.

The Acquiring Fund is classified as “non-diversified” under the 1940 Act.

Principal Investments

The following table provides a comparison of the principal investments of the Target Fund and Acquiring Fund to aid in your evaluation of the Reorganization.

Principal Investment	Target Fund	Acquiring Fund
FLEX Options	X	X

Below are the principal investments of both the Target Fund and the Acquiring Fund. References below to the “Fund” apply to both the Target Fund and the Acquiring Fund.

FLEX Options. FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of the over-the-counter option positions. FLEX Options are guaranteed for settlement by the OCC. The Fund will enter into FLEX Option contracts only with counterparties that First Trust reasonably believes are capable of performing under the contract.

The Fund will purchase and sell call and put FLEX Options based on the performance of the Index or Underlying ETF. The FLEX Options that the Fund will hold that reference the Index or Underlying ETF will give the Fund the right or the obligation to either receive or deliver shares of the Index or Underlying ETF, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between the Index or Underlying ETF’s value and a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. Subject to determination by the Securities Committee of the OCC, adjustments may be made to the FLEX Options for certain events (collectively, “Corporate Actions”) specified in the OCC’s by-laws and rules: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest, taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest.

To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Non-Principal Investments

Below are the non-principal investments of the Acquiring Fund:

Illiquid Investments. The Fund may invest up to 15% of its net assets in investments and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission’s standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), certain securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.

Cash Equivalents and Short-Term Investments/Temporary Defensive Positions. Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

Non-Principal Risks

Below are the non-principal risks of the Acquiring Fund:

Borrowing and Leverage Risk. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Dependence on Key Personnel Risk. The Fund is dependent upon the experience and expertise of the Fund’s portfolio managers in providing advisory services with respect to the Fund’s investments. If Vest were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of the portfolio managers in the event of their death, resignation, retirement or inability to act on behalf of the Vest.

Failure to Qualify as a Regulated Investment Company Risk. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed and the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders.

Legislation/Litigation Risk. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if First Trust determines to sell such a holding.

Fundamental Investment Policies.

Each of the Target Fund and the Acquiring Fund are subject to the below fundamental investment policies. Each of the fundamental investment policies cannot be changed without approval by holders of a majority of the outstanding voting securities of such Fund, as defined in the 1940 Act. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (1) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, whichever is less.

Fundamental Investment Policies
Target Fund	Acquiring Fund	Comparison
The Target Fund may not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.	The Acquiring Fund may not issue senior securities, except as permitted under the 1940 Act.	Substantially similar.
The Target Fund may not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.	The Acquiring Fund may not borrow money, except as permitted under the 1940 Act.	Substantially similar.
The Target Fund may not underwrite securities issued by others except to the extent the Target Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.	The Acquiring Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act, in connection with the purchase and sale of portfolio securities.	Substantially similar.
The Target Fund may not invest more than 25% of the value of its net assets in any one industry or group of industries. This restriction does not limit the Target Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Target Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.	The Acquiring Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Fund’s Index is based on concentrations in an industry or a group of industries or that the Underlying ETF invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies	Substantially similar.

Fundamental Investment Policies
Target Fund	Acquiring Fund	Comparison
The Target Fund may not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The Acquiring Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Acquiring Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	Substantially similar.
The Target Fund may not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The Acquiring Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Acquiring Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Acquiring Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Acquiring Fund’s total assets.	Substantially similar.
The Target Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Target Fund.	The Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Acquiring Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).	Substantially similar.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND ACQUIRING FUND

Form of Organization

The Target Trust is a Delaware statutory trust governed by Delaware and federal law, its Amended and Restated Agreement and Declaration of Trust, By-Laws and a Board of Trustees. The Acquiring Trust is a Massachusetts business trust governed by Massachusetts and federal law, its Amended and Restated Declaration of Trust, By-Laws and a Board of Trustees. The operations of the Target Trust and the Acquiring Trust are also governed by applicable state and federal law. The Amended and Restated Agreement and Declaration of Trust of the Target Trust and the Amended and Restated Declaration of Trust of the Acquiring Trust are each referred to herein as the “governing documents.”

Governing Documents

The following description is based on relevant provisions of each Fund’s governing documents. This summary does not purport to be a complete analysis of all items under the governing documents and applicable law, and we refer you to applicable Delaware and Massachusetts law and each Fund’s governing documents. Since the Acquiring Fund is a series of the Acquiring Trust, the declaration of trust and by-laws are the governing documents of the Acquiring Trust, which are applicable to the Acquiring Fund. The below is a summary and comparison of some of the key provisions of the governing documents of the Funds.

Governing Documents
Policy	Target Fund	Acquiring Fund
Shares	The beneficial interest in the Target Trust is divided into shares having no par value per share, of which an unlimited number may be issued. The trustees shall have the authority from time to time to establish and designate one or more separate, distinct and independent series of shares and to authorize separate classes of shares of any such series, as they deem necessary or desirable. The trustees may, without shareholder approval, divide interests of any series into two or more classes.

The beneficial interest in the Acquiring Trust is divided into such shares of beneficial interests, of such series or classes and of such designations and par values (if any) with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the trustees from time to time.

The number of shares is unlimited and the trustees have the full power and authority to take such action with respect to the shares as the trustees may deem desirable.

Issuance of Shares

Under the declaration of trust for the Target Fund, shares may be issued for such consideration and on such terms as the Trustees may determine. All shares issued shall be fully paid and nonassessable.

The Trustees may classify or reclassify any unissued shares, or any shares of any series previously issued and reacquired by the Target Trust, into shares of one or more other series that may be established and designated from time to time.

Shares may be issued from time to time, either for cash or for such other consideration and on such terms as the trustees may deem advisable. All shares issued shall be fully paid and nonassessable, except as set forth below under Shareholder Liability. The Acquiring Trust has the right to refuse to issue shares to any person at any time and without any reason therefor whatsoever.

The Acquiring Fund may issue shares in fractional denominations.

Series and Classes of Shares

The Target Fund is a series of the Target Trust. The establishment and designation of any series or class and the authorization of the shares thereof shall be effective upon the resolution by a majority of the then trustees, adopting a resolution which sets forth such establishment and designation and the relative rights and preferences of such series or class.

The trustees shall have exclusive power without shareholder approval to establish and designate such separate and distinct series, and to fix and determine the relative rights and preferences as between the shares of the respective series, and as between the classes of any series, as to rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the shareholders of the several series or the several classes of any series of shares shall have separate voting rights or no voting rights.

The Acquiring Fund is a series of the Acquiring Trust. The trustees may from time to time authorize the division of shares into additional series of the Acquiring Trust. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any series of the Acquiring Trust shall be established and designated by the trustees, and may be modified by the trustees from time to time subject to certain limitations under the declaration of trust for the Acquiring Trust.

The trustees may authorize the division of any shares of the Acquiring trust, or of any series thereunder, into classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class shall be established and designated by the trustees and may be modified by the trustees. All shares of a class of a series of the Acquiring Trust shall be identical with each other and with the shares of each other class of the same series, except for such variations between the classes as may be authorized by the trustees from time to time and not inconsistent with the 1940 Act.

The establishment and designation of any series or class of shares shall be effectuated by a majority of the trustees of the Acquiring Trust.

Governing Documents
Policy	Target Fund	Acquiring Fund
Shareholder Voting

The declaration of trust for the Target Trust limits shareholder voting to certain enumerated matters.

Under the Target Trust’s declaration of trust, shareholders only have the right to vote on the following matters: (i) the election of trustees, including the the filling of any vacancies; (ii) with respect to additional matters relating to the Target Trust as may be required by the declaration of trust, the by-laws, the 1940 Act or any registration statement of the Target Trust filed with the SEC; and (iii) on such other matters as the trustees may consider necessary or desirable.

Shareholders shall take action by the affirmative vote of the holders of shares representing a majority of votes cast at a meeting of shareholders at which a quorum is present, except as may otherwise be required by applicable law, any provision of the declaration, or the By-Laws or when the trustees in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series.

The declaration of trust for the Acquiring Trust limits shareholder voting to certain enumerated matters.

Under the Acquiring Trust’s declaration of trust, shareholders of the Acquiring Fund have the right to vote only on the election or removal of Trustees to the extent provided in the declaration; and such additional matters relating to the Acquiring Fund as may be required by law, including the 1940 Act, or as the trustees may consider and determine necessary or desirable. A shareholder vote is not required for the reorganization or merger of the Acquiring Fund, or the sale of substantially all of its assets unless otherwise required by the 1940 Act or otherwise as determined by the trustees.

The affirmative vote of the holders of shares representing a majority of votes cast at a meeting of shareholders at which a quorum is present, is required to approve any action, except in the case of the election of trustees, which shall only require a plurality of the votes cast, and as may otherwise be required by applicable law, any provision of the declaration or a designation of series or class, or the By-Laws.

Quorum	The declaration provides that the presence, in person or by proxy, of 33 1/3% of the holders of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting.

The declaration of trust provides that the trustees of the Acquiring Trust will set forth the quorum requirements in its By-Laws, however such quorum shall in no event be less than 30% of the shares entitled to vote at a meeting.

The By-Laws of the Acquiring Trust provide that the holders of outstanding shares representing thirty-three and a third precent (33-1/3%) of the voting power of the outstanding shares entitled to vote present in person or by proxy shall constitute a quorum at any meeting of shareholders, subject to certain exceptions.

Governing Documents
Policy	Target Fund	Acquiring Fund
Shareholder Meetings

Meetings of shareholders of the Target Fund may be called and held from time to time as the trustees of the Target Trust find to be necessary or desirable.

The By-Laws of the Target Trust provide that meetings of shareholders shall be held whenever called by the Chairman of the board of trustees, the president of the Target Trust, or a majority of the trustees. There is no requirement for an annual meeting.

The By-Laws of the Acquiring Trust provide that there shall be no annual meetings of shareholders except as required by law. As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders. Meetings of shareholders of the Acquiring Fund may be called and held from time to time as the trustees of the Acquiring Trust find to be necessary or desirable.

A meeting of the shareholders of the Acquiring Fund may be called by the secretary of the Acquiring Trust upon the order of the trustees upon the written request of shareholders holding shares representing in aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in the notice, provided that: (i) the request shall state the purposes of the meeting and the matters proposed to be acted upon; and (ii) the shareholders requesting the meeting shall have paid the Acquiring Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.

Governing Documents
Policy	Target Fund	Acquiring Fund
Election and Removal of Trustees

The declaration of the Target Trust provides that a trustee shall hold office until their death, resignation, retirement, bankruptcy, adjudicated incompetency or other incapacity or removal, or if not so terminated, until his or her successor, if any, is elected, qualified and serving as a trustee. As a general matter, the Target Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders. Any vacancy may be filled by the affirmative action of a majority of the trustees then in office, except as prohibited by the 1940 Act.

Trustees are elected by the vote of a plurality of all outstanding shares of the Target Trust cast at a meeting of shareholders at which a quorum is present.

The declaration of trust of the Acquiring Trust provides that a trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor, if any, is elected, qualified and serving as a trustee. Any vacancy may be filled by the affirmative action of a majority of the trustees then in office, except as prohibited by the 1940 Act.

Trustees are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present.

Any trustee may be removed from office only: (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares of the Acquiring Trust; or (ii) by action of at least two-thirds (2/3) of the remaining trustees, specifying the date when such removal shall become effective.

Amendments to the Governing Documents	The trustees may amend or supplement the declaration by the vote of a majority of the trustees then in office, with certain exceptions as set forth in the declaration.	The trustees may amend or supplement the declaration of trust by the vote of a majority of the trustees then in office, with the exception of amendments to Article V of the declaration (regarding trustees, which requires the vote of two-thirds of the trustees then in office) and no amendment may be made to any provision of the declaration adversely affecting the rights of certain persons to indemnification for any act or omission of such person that occurred or is alleged to have occurred prior to the time of such amendment.
Forum Selection and Jury Waiver	The declaration of trust does not limit forum or waiver of the right to trial by jury.

The declaration of trust provides that certain actions commenced by a shareholder of the Acquiring Fund shall be brought only in certain federal or state courts in the Commonwealth of Massachusetts.

The declaration also provides that any shareholder bringing an action against the Acquiring Fund waives the right to trial by jury to the fullest extent permitted by law.

Action by Shareholders	The declaration provides that a shareholder may bring derivative action on behalf of the Target Trust only if the shareholder or shareholders first make a pre-suit demand upon the board of trustees to bring the subject action unless an effort to cause the board of trustees to bring such action is excused.	The declaration of trust provides a detailed process for the bringing of derivative actions by shareholders and that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the trustees, including various information, certifications, undertakings and acknowledgements that must be included in the demand, and the trustees are required to consider the demand within a certain number of days. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Acquiring Fund, the trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Acquiring Fund. In making such a determination, a trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Acquiring Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Acquiring Fund’s costs, including attorneys’ fees.

Governing Documents
Policy	Target Fund	Acquiring Fund
Limitation of Liability	The declaration provides that a trustee shall be liable to the Target Trust for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office of trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) a trustee shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, investment adviser, administrator, distributor or principal underwriter, custodian, transfer agent, dividend disbursing agent, shareholder servicing agent or accounting agent of the Target Trust, nor shall any trustee be responsible for the act or omission of any other trustee; (ii) a trustee may take advice of counsel or other experts with respect to the meaning and operation of the declaration and their duties as trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, a trustee, when acting in good faith, shall be entitled to rely upon the books of account of the Target Trust, upon an opinion of counsel and upon written reports made to the trustees by any officer appointed by them, any independent registered public accounting firm, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a contracting party appointed by the trustees. A trustee shall not be required to give any bond or surety or any other security for the performance of their duties.	The declaration provides that a trustee acting in his or her capacity as trustee is liable to the Acquiring Trust for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. The declaration further provides that a trustee acting in his or her capacity as trustee is not personally liable to any person other than the Acquiring Trust, for any act, omission, or obligation of the Trust. The declaration requires the Acquiring Trust to indemnify any persons who are or who have been trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The declaration provides that any trustee who serves as chair of the board of trustees or of a committee of the board of trustees, as lead independent trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Governing Documents
Policy	Target Fund	Acquiring Fund
Shareholder Liability	The declaration provides that no shareholder of the Target Trust shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other person or persons in connection with the assets or the affairs of the Target Trust or of any series. The trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer shall give notice that a Certificate of Trust, referring to the declaration, is on file with the Secretary of State of the State of Delaware and shall recite to the effect that the same was executed or made by or on behalf of the Target Trust or by them as trustees or trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the shareholders individually but are binding only upon the assets and property of the Target Trust, or the particular series in question, as the case may be, but the omission thereof shall not operate to bind any trustees or trustee or officers or officer or shareholders or shareholder individually, or to subject the assets of any series to the obligations of any other series.	Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration contains an express disclaimer of shareholder liability for acts or obligations of the Acquiring Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The declaration further provides for indemnification out of the assets and property of the Acquiring Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Acquiring Trust or the Acquiring Fund itself was unable to meet its obligations.
Preemptive Rights	The shares of the Target Fund do not have preemptive rights.	The shares of the Acquiring Fund do not have preemptive rights. However, under the declaration, the trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the trustees may determine.

Target Fund and Acquiring Fund Service Providers

Target Fund Service Providers

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Target Fund.

Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as administrator, transfer agent and accounting agent to the Target Fund.

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, acts as the custodian to the Target Fund.

Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Target Fund.

Foreside Fund Services, LLC (“FFS”), Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the principal underwriter and national distributor for the shares of the Target Fund. FFS is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority.

Acquiring Fund Service Providers

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm for the Acquiring Fund.

The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, acts as the administrator, custodian and fund accountant for the Acquiring Fund.

BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19810, series as the transfer agent for the Acquiring Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, IL 60606, serves as legal counsel to the Fund.

First Trust Portfolios L.P., an affiliate of First Trust, serves as the distributor (“FTP” or the “Distributor”) and principal underwriter for the shares of the Acquiring Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. FTP also receives compensation pursuant to a distribution plan adopted by the FT Trust pursuant to Rule 12b-1. FTP receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to FTP pursuant to the distribution plan.

Federal Tax Matters Associated with an Investment in the Acquiring Fund

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Acquiring Fund. This section is current as of the date of this Proxy Statement/Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Acquiring Fund Status. The Acquiring Fund intends to qualify as a RIC under the federal tax laws. If the Acquiring Fund qualifies as a RIC and distributes its income as required by the tax law, the Acquiring Fund generally will not pay federal income taxes.

Distributions. The Acquiring Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Acquiring Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below certain ordinary income distributions received from the Acquiring Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Acquiring Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Acquiring Fund. A return of capital distribution should not be considered part of the Acquiring Fund’s dividend yield or total return of an investment in Acquiring Fund Shares. The tax status of your distributions from the Acquiring Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Acquiring Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Acquiring Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Acquiring Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Acquiring Fund from certain corporations may be reported by the Acquiring Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Acquiring Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as the Acquiring Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Acquiring Fund itself. The Acquiring Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Treatment of Acquiring Fund Expenses. Expenses incurred and deducted by the Acquiring Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit. Because the Acquiring Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Acquiring Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Acquiring Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Acquiring Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Acquiring Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Acquiring Fund that are properly reported by the Acquiring Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Distributions from the Acquiring Fund that are properly reported by the Acquiring Fund as an interest-related dividend attributable to certain interest income received by the Acquiring Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Fund may not be subject to U.S. federal income taxes, including withholding taxes, when received by certain non-U.S. investors, provided that the Acquiring Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

Investments in Certain Non-U.S. Corporations. If the Acquiring Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Acquiring Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Acquiring Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Acquiring Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

How to Buy and Sell Acquiring Fund Shares

Class A Shares

Class A shares of the Acquiring Fund can be purchased at the offering price, which is the net asset value per share plus an up-front sales charge. The sales charge may be waived. Class A shares are also subject to an annual service fee of ___% of the Acquiring Fund’s average daily net assets attributable to Class A shares, which compensates a shareholder’s financial advisor and other entities for providing ongoing service to the shareholder. FTP retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Acquiring Fund are as follows:

Amount of Purchase	Sales Charge as % of Public offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	3.50%	3.62%	3.00%
$50,000 but less than $100,000	3.25%	3.35%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 and over*	--	--	1.00%
*	Shareholders can purchase $250,000 or more of Class A shares at net asset value without an up-front sales charge. First Trust pays financial intermediaries of record a commission equal to 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. Shareholders may be assessed a contingent deferred sales charge of 1.00% if they redeem any of their shares within 12 months of purchase. The contingent deferred sales charge is calculated on the lower of a shareholders purchase price or their redemption proceeds. Shareholders do not pay a contingent deferred sales charge on any Class A shares they purchase by reinvesting dividends or capital gains.

For purposes of determining whether a shareholder qualifies for a reduced sales charge as set forth in the table above, shareholders may include shares purchased by (i) themselves, (ii) their spouse (or legal equivalent if recognized under local law) and their children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class Y Shares

[Class Y Shares are offered with no front-end or contingent deferred sales charge and are not subject to any Distribution (Rule 12b-1) Plan or Shareholder Service Plan fees. Class Y Shares are distinguished from Class I Shares in that they are offered without the imposition of a Shareholder Services Plan fee and they are subject to a higher minimum investment threshold. The minimum initial purchase or exchange for Class Y Shares is $10,000,000.]

Class I Shares

Shareholders can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. Class I shares are not subject to sales charges or ongoing service or distribution fees. Class I shares have lower ongoing expenses than the other classes. Class I shares are available for purchase in an amount of $1 million or more, or using dividends and capital gains distributions on Class I shares. Class I shares may also be available for purchase in amounts of less than $1million by the following categories of investors:

•	Certain employees, officers, directors and affiliates of First Trust.
•	Certain financial intermediary personnel.
•	Certain bank or broker affiliated trust departments, pursuant to an agreement.
•	Certain employer-sponsored retirement plans.
•	Certain additional categories of investors, including certain advisory accounts of First Trust and its affiliates, and qualifying clients of investment advisors, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts). Class I shares may be available to investors that purchase shares through financial intermediaries that, acting as agents on behalf of their customers, directly impose on shareholders sales charges or transaction fees (i.e., commissions) determined by the financial intermediary related to the purchase of Class I shares. These charges and fees are not disclosed in the prospectus or statement of additional information. Such purchases are not subject to the Class I minimum purchase requirements disclosed in the prospectus or statement of additional information. Shares of the Acquiring Fund are available in other share classes that have different fees and expenses.

General

Shares of the Acquiring Fund may be purchased on any business day, which is any day the NYSE is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the transfer agent or authorized intermediary receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. Eastern Time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

Acquiring Fund Shares may be purchased only through a financial intermediary. The Acquiring Fund has authorized one or more financial intermediaries, or the designees of such intermediaries, to receive purchase and redemption orders on the Acquiring Fund’s behalf. The Acquiring Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary, or the designee of an authorized financial intermediary, receives the order.

A financial intermediary, such as a financial advisor or broker, is paid for providing investment advice and services, either from the Acquiring Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. Financial intermediaries may charge a service fee in connection with the purchase or redemption of the Acquiring Fund shares. Service fees typically are fixed dollar amounts and are in addition to the sales and other charges. For more information, please contact your financial intermediary.

For purposes of the 1940 Act, the Acquiring Fund is treated as a registered investment company and the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act and the related rules and interpretations.

Investment Minimums. The minimum initial purchase or exchange into the Class A shares of the Acquiring Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee based programs). Subsequent investments must be in amounts of $50 or more. Class I shares are subject to higher minimums for certain investors. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans. The Acquiring Fund reserves the right to reject purchase or exchange orders and to waive or increase the minimum investment requirements.

Exchanging Shares. Shares of the Acquiring Fund may be exchanged into an identically registered account for the same class of another First Trust Mutual Fund available in your state. The exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the Acquiring Fund subject to the payment of any applicable CDSC.

The Acquiring Fund may change or cancel its exchange policy at any time upon 60 days’ notice. The Acquiring Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the Acquiring Fund may not be considered a taxable event. Please consult a tax advisor about the tax consequences of exchanging your shares.

Reinstatement Privilege. If shares of the Acquiring Fund are redeemed, shareholders may reinvest all or part of their redemption proceeds in the Acquiring Fund up to one year later without incurring any additional charges. A shareholder may only reinvest into the same share class they redeemed. The reinvestment privilege does not extend to Class A shares, where the redemption of the shares triggered the payment of a CDSC. This reinstatement privilege may be used only once for any redemption.

Redemption of Acquiring Fund Shares. An investor may redeem shares on any business day. Investors will receive the share price next determined after the Acquiring Fund has received a redemption request. Redemption requests must be received before the close of trading on the NYSE (normally, 4:00 p.m. Eastern Time) in order to receive that day’s price. The Acquiring Fund will normally mail a check the next business day after a redemption request is received, but in no event more than seven calendar days after a request is received. Redemption requests for payment by a method other than by check will typically be processed the next business day after a redemption request is received, but in no event more than seven calendar days after a request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested. The Acquiring Fund typically expects to meet redemption requests through holdings of cash or cash equivalents and the sale of portfolio assets in both regular and stressed market conditions. Under unusual circumstances that make cash payments unwise and for the protection of existing shareholders, the Acquiring Fund may meet redemption requests in-kind.

Shares of the Acquiring Fund must be redeemed through your financial intermediary. A financial intermediary may charge a fee for this service.

Contingent Deferred Sales Charge. If Class A shares that are subject to a CDSC are redeemed, an investor may be assessed a CDSC. When an investor is subject to a CDSC, the Acquiring Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares owned for the longest period of time, unless requested otherwise. No CDSC is imposed on shares bought through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to FTP. The CDSC may be waived under certain special circumstances as described below.

Reduction or Elimination of Class A Contingent Deferred Sales Charge. Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $[250,000], a CDSC of 1% may be imposed on any redemption within 12 months of purchase.

In determining whether a CDSC is payable, the Acquiring Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. In addition, no CDSC will be charged on exchanges of shares into another First Trust non-ETF open-end fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. FTP receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant toa systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Acquiring Fund’s shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of the Acquiring Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Acquiring Trust’s Board has determined may have material adverse consequences to the Acquiring Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; and (x) redemptions of Class A shares if the proceeds are transferred to an account managed by an affiliated advisor and the advisor refunds the advanced service and distribution fees to FTP. If the Acquiring Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Acquiring Fund shares in the particular category. In waiving or reducing a CDSC, the Acquiring Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2,(b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 72 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s First Trust IRA accounts).

Involuntary Redemption. From time to time, the Acquiring Fund may establish minimum account size requirements. The Acquiring Fund reserves the right to liquidate your account upon 30 days’ written notice if the value of your account falls below an established minimum. Accounts may be involuntarily redeemed when the value of the account falls below the minimum either because of redemptions or because of market action. The Acquiring Fund has set a minimum balance of $250. You will not be assessed a CDSC on an involuntary redemption. This policy does not apply to retirement accounts.

From the time to time, certain dealers that do not have dealer agreements with the Acquiring Fund’s principal underwriter, FTP, may purchase shares of the Acquiring Fund. Upon 30 days’ written notice to such dealers, the Acquiring Fund reserves the right to involuntarily redeem these accounts if a dealer agreement is not executed within the 30-day period. The account will not be assessed a CDSC on an involuntary redemption.

Redemptions In-Kind. The Acquiring Fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the Acquiring Fund may pay all or a portion of your redemption proceeds in securities or other Acquiring Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale. While the Acquiring Fund does not intend to effect redemptions in-kind under normal circumstances, if the Acquiring Fund does so, you may receive a pro-rata share of the Acquiring Fund’s securities, individual securities held by the Fund, or a representative basket of securities in the Acquiring Fund’s portfolio.

Medallion Signature Guarantee Program. Certain transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Acquiring Fund reserves the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

Net Asset Value–Acquiring Fund

The Acquiring Fund’s net asset value (“NAV”) is determined as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the Acquiring Fund’s NAV will be determined as of that time. The Acquiring Fund’s NAV is calculated by dividing the value of the net assets of the Acquiring Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Acquiring Fund, generally rounded to the nearest cent.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investment, it must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available,” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees.

Rule 2a-5 permits a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations, subject to certain conditions. Accordingly, the Acquiring Trust’s Board has designated First Trust as its valuation designee (the “Valuation Designee”) pursuant to Rule 2a-5 and has directed the Valuation Designee to perform the functions required in Rule 2a-5(a) subject to the requirements of Rule 2a-5(b) on behalf of all portfolio investments of the Acquiring Fund, subject to the Acquiring Trust Board’s oversight. First Trust has established a pricing committee (the “Pricing Committee”) to assist in the administration of the duties of the Valuation Designee. The Valuation Designee has adopted valuation procedures for the First Trust Funds (the “Valuation Procedures”), a brief summary of which is set forth below.

The Pricing Committee has identified certain portfolio investments that are routinely categorized as having a readily available market quotation. The market value of an investment with a readily available market quotation is typically determined on the basis of official closing prices or last reported sale prices or equivalent price, although this can vary based on investment type and/or the availability of such prices.

The Pricing Committee has also identified certain portfolio investments that are routinely categorized as fair valued investments. In general, for such investments, the Acquiring Fund’s accounting agent will obtain all pricing data for use in valuing such investments from a pricing service provider approved by the Pricing Committee (each, a “Pricing Service Provider”), subject to the oversight of the Pricing Committee. Pricing Service Providers typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, Pricing Service Providers may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, a Pricing Service Provider may consider information about an instrument’s issuer or market activity. Pricing Service Provider valuations of non-exchange-traded instruments generally represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. Certain exchange-traded options, such as FLEX Options, are typically valued using a model-based price provided by a Pricing Service Provider.

Portfolio investments trading on foreign exchanges or over-the-counter markets that close prior to the close of the NYSE may be fair valued using a systematic fair valuation model provided by a Pricing Service Provider. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of certain foreign markets.

If no price is available from a Pricing Service Provider or if the Pricing Committee has reason to question the accuracy or the reliability of a price supplied for a portfolio investment or the use of amortized cost, the Pricing Committee will determine the fair value of such portfolio investment in a manner that it believes most appropriately reflects the fair value of the portfolio investment on the valuation date (a “Special Fair Value Pricing Situation”). In a Special Fair Value Pricing Situation, the Pricing Committee will determine a fair value price subject to the process outlined in the Valuation Procedures and based on a consideration of all available information to the Pricing Committee at the time of the determination.

Additionally, for foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Acquiring Fund’s portfolio and the time the Acquiring Fund’s NAV is determined that calls into doubt whether that earlier market quotation represents fair value at the time the Acquiring Fund’s NAV is determined, the Pricing Committee will determine the fair valuation as set forth in the Valuation Procedures.

Fair value represents a good faith approximation of the value of a portfolio investment and is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. Valuing the Acquiring Fund’s investments using fair value pricing will result in prices that may differ from current market valuations, if any, and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. While the Valuation Procedures and Valuation Designee’s processes are intended to result in the Acquiring Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a Pricing Service Provider. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of the Target Fund on or about [      ], 2025. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact EQ Fund Solutions LLC, proxy solicitor for the Target Fund, at [      ].

Shareholders of record of the Target Fund as of the close of business on [         ], 2025 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Board requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Proposal by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

EQ Fund Solutions LLC has been engaged to assist in the solicitation of proxies for the Target Fund. As the date of the Meeting approaches, certain shareholders of the Target Fund may receive a telephone call from a representative of EQ Fund Solutions LLC if their votes have not yet been received. Authorization to permit EQ Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of EQ Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to EQ Fund Solutions LLC, then the representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. EQ Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call EQ Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the By-Laws of the Target Trust, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of at least one-third of the outstanding shares of the Target Trust entitled to vote at the Meeting.

Whether or not a quorum is present, the trustees of the Target Trust may, in their sole discretion, adjourn the Meeting from time to time to permit additional solicitation for the Meeting. If the Meeting is adjourned, a notice to shareholders will be publicly filed with the SEC.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Proposal as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. For purposes of determining the approval of the Plan and the Reorganization by Target Fund shareholders, abstentions, if any, will have the effect of a vote against the Proposal.

Proxy solicitations will be made, beginning on or [        ], 2025, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Target Fund, as applicable; (ii) EQ Fund Solutions LLC, the Target Fund’s proxy solicitor that will provide proxy solicitation services in connection with the Proposal set forth herein; (iii) First Trust Advisors L.P., the investment adviser of the Acquiring Fund; (iv) Vest, the investment adviser of the Target Fund and investment sub-adviser of the Acquiring Fund; or (v) any affiliates of those entities.

As of the Record Date, [         ] shares of the Target Fund were outstanding, comprised of [        ] Class A shares, [          ] Class C shares, [           ] Class Y Shares, [         ] Investor Class shares and [         ] Institutional Class shares. Shareholders of record on the Record Date are entitled to one vote for each share of the Target Fund the shareholder owns, while each fractional share is entitled to a proportionate fractional vote.

Share Ownership of the Target Fund and the Acquiring Fund

Based on (i) securities position listing reports and (ii) information obtained from Schedule 13D and Schedule 13G statements (and amendments thereto) available on SEC’s EDGAR website, the following table provides information regarding persons who owned beneficially or of record 5% or more of shares of the Target Fund as of [          ], 2025. Neither, the Target Trust, Vest, nor the Target Fund have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below. Further, it is possible that certain holdings may be included in both securities position listing reports and Schedule 13D and/or Schedule 13G statements.

Target Fund
Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Class A shares
[ ]	[ ]	[ ]%
Class C shares
[ ]	[ ]	[ ]%
Class Y shares
[ ]	[ ]	[ ]%
Investor Class shares
[ ]	[ ]	[ ]%
Institutional Class shares
[ ]	[ ]	[ ]%

(1)	This information is based solely on the information provided on such shareholder’s filings with the SECand Vest. The Target Fund disclaims any responsibility as to the accuracy of such information.

As of [           ], 2025, the trustees and officers of the Target Trust as a group beneficially owned shares of the Target Fund in an aggregate amount less than 1% of the Target Fund’s outstanding shares.

As of the date of this Proxy Statement/Prospectus, no shares of the Acquiring Fund have been issued.

Shareholder Proposals

The Target Fund’s Bylaws and the Acquiring Fund’s By-Laws do not permit shareholder proposals for action by shareholders at meetings of shareholders other than when called by shareholders for such purpose or as required under federal law. The Acquiring Fund’s Board of Trustees may permit from time to time in their discretion procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof.

As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders.

Shareholder Communications

Target Fund shareholders who would like to communicate with the Board or any individual trustee should write to the attention of the Secretary of the Target Fund, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 2323. The letter should indicate that you are a shareholder of the Target Fund. If the communication is intended for a specific trustee and so indicates, it will be sent only to that trustee. If a communication does not indicate a specific trustee, it will be sent to the independent chair and the outside counsel to the independent trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Target Fund is October 31. The fiscal year end for the Acquiring Fund is October 31.

Legal Proceedings

There are no material pending legal proceedings against the Target Fund, the Acquiring Fund, Vest or First Trust.

Annual Report Delivery

Annual reports to shareholders of record of the Acquiring Fund and, if the Reorganization is not consummated, to shareholders of the Target Fund, will be sent following the applicable Fund’s next fiscal year end. The Target Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Target Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 2323 or by calling [           ]. As the Acquiring Fund has not yet commenced operations it does not yet have an annual or semi-annual report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [             ], 2025

The Proxy Statement/Prospectus is available at [              ].com. For more information, shareholders of the Target Fund may also contact the Target Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of the Target Fund entitled to be present and to vote at the Meeting will be available at the offices of Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, for inspection by any shareholder of the Target Fund during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Proxy Statement/Prospectus and continuing through the Meeting.

The Meeting, whether a quorum is present or not, may be adjourned from time to time by the trustees of the Target Fund, to permit further solicitation of proxies with respect to the Proposal.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting. However, should any other matter requiring a vote of shareholders properly come before the Meeting in accordance with the Target Fund’s By-Laws, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Target Fund.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call EQ Fund Solutions LLC at [            ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [     ]th day of [               ], 2025, by and among World Funds Trust, a Delaware statutory trust (the “World Funds Trust”), with its principal place of business at [8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235], on behalf of its series Vest U.S. Large Cap 20% Buffer Strategies Fund (the “Acquired Fund”), and First Trust Series Fund, a Massachusetts business trust (the “FT Trust”), with its principal place of business at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on behalf of its series FT Vest U.S. Equity Deep Buffer 20 Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds” and each, a “Fund”). First Trust Advisors L.P., an Illinois limited partnership and the investment adviser to the Acquiring Fund (the “Purchaser”), joins this Agreement solely with respect to Section 9.1 and Vest Financial LLC, a Delaware limited liability company and investment adviser to the Acquired Fund (the “Seller”), joins this Agreement solely with respect to Section 9.1.

WHEREAS, each of Seller and the Purchaser have entered into that certain purchase agreement dated as of [               ], 2025 (the “Purchase Agreement”), pursuant to which Purchaser agreed to acquire, and Seller agreed to sell, certain assets relating to the Seller’s business with respect to the Acquired Fund; and

WHEREAS, it is intended that this Agreement be, and is adopted as, a “plan of reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. Such transactions will consist of: (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of corresponding classes of shares of the Acquiring Fund (as set forth on Exhibit A) (“Acquiring Fund Shares”), as noted below, and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution of Acquiring Fund Shares pro rata on a class-by-class basis to the shareholders of the corresponding classes of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in complete liquidation of the Acquired Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the World Funds Trust or any other series of the FT Trust or the assets of any other series of the World Funds Trust or any other series of the FT Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the World Funds Trust and the FT Trust, respectively, the World Funds Trust and the FT Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, immediately prior to the Closing (as defined below), the Acquired Fund offers the following classes of shares: [Class A, Class C, Class Y, Investor Class and Institutional Class] and, upon the Closing, the Acquiring Fund will offer [three] corresponding classes of shares, which will be designated [Class A, Class Y and Class I]. As part of the Reorganization, Acquired Fund Shares of each class will be exchanged for Acquiring Fund Shares of the corresponding class.

WHEREAS, the Trustees of the World Funds Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the FT Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, other than a seed capital investor holding a nominal number of shares, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in Section 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund Shares, as computed in the manner set forth in Sections 2.1 and 2.2; and (b) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission, or other similar fee being imposed. Such transactions shall take place on the Closing Date (as defined in Section 3.1).

1.2 ASSETS TO BE TRANSFERRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all of its assets and property of every kind and nature whether accrued or contingent, known or unknown, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements as of the Closing Date. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of either party’s board of trustees, the Purchaser or the Seller, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Acquired Fund. The Acquired Fund reserves the right to sell any of such securities or other investments in the ordinary course of its business and in a manner consistent with its investment objective and investment policies or as otherwise needed to transition its portfolio in advance of and in connection with the Reorganization.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with its currently effective prospectus and the N-14 Registration Statement (as defined in Section 5.6), in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding any Reorganization Expense (as defined in Article IX) borne by Purchaser and Seller pursuant to Article IX), and investment contracts entered into in furtherance of its investment objective and investment strategies as set forth in its currently effective prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATING DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in complete liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1, pro rata on a class-by-class basis to its shareholders of record, determined immediately prior to the Valuation Time (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive, in respect of each class of Acquired Fund Shares held by such Acquired Fund Shareholder, the number of full and fractional Acquiring Fund Shares of the class corresponding to that class of Acquired Fund Shares held by such Acquired Fund Shareholder that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the corresponding class held of record by such Acquired Fund Shareholder immediately prior to the Valuation Time. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares of each class due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depositary in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in Section 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder immediately prior to the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Acquired Fund, in an amount computed in the manner set forth in Article II, to be distributed to the Acquired Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares to an Acquired Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of World Funds Trust. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The NAV per share of each class of Acquiring Fund Shares shall be computed by Bank of New York Mellon (the “Acquiring Fund’s Administrator”), in the manner set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the FT Trust’s Board of Trustees (the “FT Trust Board”). The NAV per share of each class of Acquired Fund Shares shall be computed by Commonwealth Fund Services, Inc. (the “Acquired Fund’s Administrator”), the Acquired Fund’s accounting agent, in the manner set forth in the World Funds Trust’s Amended and Restated Agreement and Declaration of Trust or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the World Funds Trust’s Board of Trustees (the “World Funds Trust Board”).

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE at the Valuation Time. The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in the Reorganization in exchange for a corresponding class of Acquired Fund Shares shall be determined by the Acquiring Fund’s Administrator by dividing the NAV of the Acquired Fund attributable to that class of Acquired Fund Shares, as determined in accordance with Section 2.1 hereof, by the NAV of one Acquiring Fund Share of the corresponding class, as determined in accordance with Section 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund’s Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund and Section 2.1 above, and confirmed by the Acquiring Fund’s Administrator and shall be subject to adjustment by an amount, if any, agreed to by the Acquired Fund’s Administrator and the Acquiring Fund’s Administrator. The FT Trust and the World Funds Trust agree to use commercially reasonable efforts to resolve prior to the Valuation Time any material valuation differences with respect to the Acquired Assets.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) will be on [               ], 2026, or such other date as the parties may agree to in writing (the “Closing Date”). The Closing shall be held as of [8:59] a.m. Eastern Time on such date (the “Effective Time”) at the offices of the Acquiring Fund, or at such other time and/or place as the parties may agree. For the avoidance of doubt, the Closing may be held in person, by facsimile, email or such other communication means as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 TRANSFER OF ASSETS AND CUSTODIAN’S CERTIFICATE. The portfolio securities and other Acquired Assets of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. Fifth Third Bank, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities and other Acquired Assets by the Acquired Fund. Fifth Third Bank, on behalf of the Acquired Fund, shall deliver to Bank of New York Mellon, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of Fifth Third Bank and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Acquired Assets are deposited, the Acquired Assets deposited with Fifth Third Bank or such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as Bank of New York Mellon, as custodian of the Acquiring Fund, deems appropriate.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the NAV of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE.

(a) The Acquired Fund shall cause Commonwealth Fund Services, Inc., its transfer agent, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Acquired Fund Shares, by class, outstanding immediately prior to the Valuation Time and stating that its records contain the names and addresses of all Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the outstanding classes of Acquired Fund Shares owned by each such shareholder immediately prior to the Valuation Time.

(b) The Acquiring Fund shall issue and deliver or cause Bank of New York Mellon, its transfer agent, to issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares, by class, to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other Fund or its counsel may reasonably request to effect the transactions contemplated by this Agreement. The Acquired Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest and confirm the Acquiring Fund’s title to and possession of the Acquired Assets and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The World Funds Trust and the Acquired Fund represent and warrant to the FT Trust and the Acquiring Fund as follows:

(a)       The Acquired Fund is a separate series of the World Funds Trust, a statutory trust duly organized, and is validly existing and in good standing under the laws of the State of Delaware. The World Funds Trust has the full legal right and power and authority to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement. The World Funds Trust Board has been established and operated in conformity with the requirements and restrictions of Sections 10 and 16 of the 1940 Act and satisfies the fund governance standards as defined in Rule 0-1 under the 1940 Act. The World Funds Trust Board, with respect to the Acquired Fund, has operated pursuant to its fiduciary duties as imposed by the 1940 Act and the Delaware Statutory Trust Act. The World Funds Trust Board has acted with respect to the Acquired Fund in accordance with the authority and powers granted to the World Funds Trust Board under the Amended and Restated Agreement and Declaration of Trust of the World Funds Trust and the By-Laws of the World Funds Trust.  Any actions taken by the Acquired Fund have been enacted and implemented pursuant to all necessary approvals required from the World Funds Trust Board and/or shareholders of the Acquired Fund, including in accordance with the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the World Funds Trust. Complete and correct copies of the current Amended and Restated Agreement and Declaration of Trust and By-Laws of the World Funds Trust have been delivered to the Acquiring Fund.

(b)       The World Funds Trust is and for at least five years prior to the effective date of the Agreement has been registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the 1940 Act, is in full force and effect.

(c)       Shares of the Acquired Fund have been duly registered under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act on Form N-1A. All issued and outstanding Acquired Fund Shares are, and at the time of Closing will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, immediately prior to the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.4.

(d)       The current shareholder report, prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No stop order suspending the effectiveness of the Acquired Fund’s registration statement has been issued and, to the knowledge of the World Funds Trust, no proceedings for that purpose have been instituted or threatened by the SEC, and the Acquired Fund’s registration statement continues to remain effective. Copies of the Acquired Fund’s currently effective registration statement have been delivered to the Acquiring Fund.

(e)       The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby on the terms and conditions stated herein (subject to shareholder approval), will not result (i) in the breach or a violation of U.S. federal law, Delaware law or state securities laws materially applicable to the operations of the Acquired Fund in any material respect or of any material provision of the Amended and Restated Agreement and Declaration of Trust of the World Funds Trust or its By-Laws, or (ii) in the material violation or breach of a material agreement, indenture, exemptive order, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound. The Acquired Fund is in material compliance with, and since the commencement of operations has been in compliance in all material respects with, the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, all rules and regulations under each of the foregoing and state blue sky laws and regulations, and all other applicable federal and state laws or regulations.

(f)       The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(g)       The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of portfolio securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(h)       Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation by or before any court or any United States or non-United States government, any state, local or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, including the SEC or any other authority, agency, department, board, commission, or instrumentality of the United States, any state of the United States, or any political subdivision thereof, or any non-United States jurisdiction, any self-regulatory authority, and any court, tribunal, or arbitrator(s) of competent jurisdiction (each, a “Governmental Body”) has been or is presently pending or to either World Funds Trust’s or the Acquired Fund’s knowledge, without any special investigation or inquiry, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of the Acquired Fund’s business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement, and there is no claim, suit, action, or proceeding pending or, to either World Funds Trust’s or the Acquired Fund’s knowledge, threatened, relating to the business of the Acquired Fund that alleges any such conflict with or infringement by the Acquired Fund of any third party’s proprietary or intellectual property rights. The Acquired Fund knows of no facts that might form the basis for the institution of any of the foregoing actions or proceedings. There are no judgments, special consent judgments or SEC orders, with respect to the Acquired Fund, currently in effect which have had or could reasonably be expected to have a material adverse effect on the business or operations of the Acquired Fund. All orders of exemption issued to the Acquired Fund, or to the World Funds Trust with respect to the Acquired Fund, by any Governmental Body, including the SEC and the Internal Revenue Service, which is necessary and material to the conduct of the business of the Acquired Fund have been obtained and are currently in full force and effect and have been delivered to the Acquiring Fund, no proceeding has been commenced to revoke any such order and, to the best knowledge and belief of World Funds Trust and the Acquired Fund, no such proceeding is contemplated by any such Governmental Body. The Acquired Fund is not insolvent, and no proceedings, in a court having jurisdiction, under any state or Federal bankruptcy or insolvency laws or under laws for relief of debtors, by or against the Acquired Fund have been filed.

(i)       The Acquired Fund has delivered to the Acquiring Fund complete copies of all reports, schedules, forms, registrations, proxy statements and other documents or other materials filed by or on behalf of the Acquired Fund with U.S. federal or state securities agencies (blue sky filings only), and has requested the Acquired Fund’s principal underwriters provide to the Acquiring Fund such materials filed by or on behalf of the Acquired Fund with the Financial Industry Regulatory Authority (“FINRA”) (collectively, the “Regulatory Materials”). Except as disclosed in writing to the Acquiring Fund, the Acquired Fund has timely filed all Regulatory Materials, together with any amendments required to be made with respect thereto, that it was required to file with the applicable Governmental Bodies, and has paid all fees and assessments in connection therewith. The Regulatory Materials were (i) prepared in all material respects in accordance with the applicable requirements, (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no material contracts outstanding to which the Acquired Fund is a party that have not been properly disclosed in the respective Regulatory Materials. Except as disclosed in writing to the Acquiring Fund, neither the World Funds Trust nor the Acquired Fund have been informed of any violation, deficiency, or exception by any U.S. federal or state securities agency with respect to any Regulatory Materials or relating to any examination of the World Funds Trust or the Acquired Fund that is unresolved, in each case that is materially adverse to the Acquired Fund or the Acquired Assets.

(j)       True and correct copies of the investment advisory agreement, any contract to provide distribution or underwriting, administrative, fund accounting, custodial, or transfer agency services to the Acquired Fund and all other currently effective material agreements between the World Funds Trust and third parties with respect to the Acquired Fund (i) have been delivered to the Acquiring Fund and are in full force and effect, and, to either World Funds Trust’s or the Acquired Fund’s knowledge, have at all times since their execution been (and currently are) duly authorized, executed and delivered by the Acquired Fund and the World Funds Trust, as applicable, and, to either World Funds Trust’s or the Acquired Fund’s knowledge, each other party thereto and (ii) comply and at all times have complied in all respects with, as applicable, the 1940 Act, state securities laws (blue sky filings only), all requirements of FINRA, and any applicable rules and regulations thereunder and no event has occurred or condition exists that constitutes or with notice or passage of time would constitute a default thereunder. Except as described in writing to the Acquiring Fund, (x) all such agreements were duly approved by the Acquired Fund and, as applicable, the World Funds Trust Board and/or shareholders of the Acquired Fund in accordance with the applicable provisions of the 1940 Act, (y) the Acquired Fund has performed in all material respects all of its obligations required to be performed by it to date under, and is not in material default under, any such agreements to which it is a party, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default, and (z) no party to any such agreement has given written notice to the Acquired Fund or the World Funds Trust of such party’s intention to terminate or materially modify its relationship with the Acquired Fund or to adjust the fee schedule with respect to the investment advisory agreement with the Acquired Fund in a manner that would reduce the fee payable. The Acquired Fund has not waived any of its material rights under any investment advisory agreement with the Seller. The Acquired Fund has disclosed in writing to Acquiring Fund (i) the amount of investment advisory agreement fee revenues collected by Seller from the Acquired Fund during the fiscal years ending October 31, [2025, 2024 and 2023] and during the [               ] ([               ]) month period ending [               ], 2026, and (ii) the manner in which fees are charged to the Acquired Fund, the fee schedule applicable to Acquired Fund, including any fee waiver or expense reimbursement agreements, and any material adjustments to such fee schedule since December 31, 2025 or presently proposed to be implemented.

(k)       Each of Acquired Fund’s officers and employees which is or who are required to be registered as an investment adviser, a registered representative, a sales person, or in any commodities-related capacity with the SEC, any state securities commission, the National Futures Association, FINRA, or any self-regulatory authorities or other Governmental Body is duly registered as such and such registration is in full force and effect, except where the failure to be so registered or to have such registration in full force and effect would not, individually or in the aggregate, be material and adverse to the Acquired Fund. There are no proceedings pending (or, to the World Funds Trust’s or the Acquired Fund’s knowledge, threatened in writing) that are reasonably likely to result in the revocation, cancellation, or suspension, or any adverse modification, of any permit, license, certificate of authority, order or approval referred to in the immediately preceding sentence.

(l)       Except as previously disclosed in writing to the Acquiring Fund, the Acquired Fund (i) is in compliance in all material respects with and, since its commencement of operations has been in compliance in all material respects with, the applicable investment objectives, policies and restrictions of the Fund set forth in the Acquired Fund’s then applicable prospectus and statement of additional information and (ii) the portfolio securities of the Acquired Fund have at all times during the Acquired Fund’s existence been valued in accordance with Section 2(a)(41) of the 1940 Act, and any rules in effect thereunder as of such times, and the Acquired Fund’s stated valuation policies.

(m)       The audited financial statements of the Acquired Fund for the [2025, 2024 and 2023] fiscal year ends, and the unaudited financial statements of the Acquired Fund for the [               ] month period ending [               , 2026], were prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been delivered to the Acquiring Fund) fairly reflect the financial condition and other financial results of the Acquired Fund in all material respects as of the dates and for the periods stated therein. Since [October 31, 2025], the Acquired Fund does not have any known liabilities, including any contingent liabilities, other than liabilities that (i) were incurred in the ordinary course of business consistent with past practice (and has been disclosed in writing to the Acquiring Fund); (ii) individually and in the aggregate have not been material to such Acquired Fund; or (iii) do not and will not materially impair the Acquiring Fund after the Closing. The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(n)       The independent registered public accounting firm for the Acquired Fund, which certified the audited financial statements of the Acquired Fund referred to above, were selected and ratified in accordance with the applicable provisions of the 1940 Act.

(o)       Since [October 31, 2025], there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business consistent with past practice), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of the foregoing sentence, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change. Since [October 31, 2025], there has not been any change in accounting methods, principles or practices of the Acquired Fund having a material adverse effect on the financial condition or results of operations of the Acquired Fund, nor any resignation of the independent certified public accountants and auditors of the Acquired Fund due to a conflict or disagreement with management of such Acquired Fund.

(p)       All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct, and complete in all material respects as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes of the Acquired Fund that are due (whether or not shown to be due on such returns and reports) have been paid, or provision has been made for such Taxes in accordance with appropriate accounting principles. To the knowledge of the World Funds Trust and the Acquired Fund, (i) no such return is currently being audited by any Governmental Body, (ii) there are no deficiency assessments with respect to any Taxes of the Acquired Fund and (iii) no such deficiency assessments have been proposed with respect to the Acquired Fund in writing. There is no proceeding, assessment or judgment currently pending against the Acquired Fund or the Acquired Assets and no written notification of an intention to conduct an examination of Taxes with respect to the Acquired Fund or the Acquired Assets, written request for information related to Tax with respect to the Acquired Fund or the Acquired Assets, or written notice of deficiency or proposed adjustment for any amount of Tax with respect to the Acquired Fund or the Acquired Assets has been received by the Acquired Fund or the World Funds Trust from any Governmental Body, or threatened in writing by any Governmental Body. The Acquired Fund has fully complied in all material respects with all applicable laws regarding the withholding of Taxes, including (without limitation), if applicable, withholding of federal income Taxes under Sections 1441, 1442 and 3406 of the Code. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person.

(q)       At the Effective Time, the Acquired Fund will have good and valid title to the Acquired Assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title to the Acquired Assets free and clear of all liens, claims and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received written notice, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(r)       The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the World Funds Trust and the Acquired Fund, including the approval of the World Funds Trust Board of the Reorganization in accordance Rule 17a-8 under the 1940 Act. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other applicable laws relating to or affecting creditors’ rights and to general equity principles.

(s)       (i) Any representation or warranty made herein and any written statement, certificate or schedule given or to be given to Acquiring Fund pursuant to this Agreement for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading, and (ii) from the effective date of the N-14 Registration Statement (as defined in Section 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the World Funds Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in Section 4.3(a)) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(t)       The World Funds Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the World Funds Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in Section 4.2(l), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in Section 4.2(l), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares and is not liable for any material penalties that could be imposed thereunder.

(u)       The Acquired Fund has written policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act that are reasonably designed to prevent the material violations of the Federal Securities Laws (as such term is defined in Rule 38a-1(e)(1) under the 1940 Act). There have been no Material Compliance Matters (as such term is defined in Rule 38a-1(e)(2) under the 1940 Act) for the Acquired Fund other than those which: (i) have been reported to the World Funds Trust Board, or (ii) will be reported to the World Funds Trust Board at the next scheduled meeting of the board in the ordinary course of business by the chief compliance officer of the Acquired Fund, and, in both cases, to the extent necessary, such Material Compliance Matters have been satisfactorily remedied or are in the process of being satisfactorily remedied. There have been no Material Compliance Matters (as such term is defined in Rule 38a-1(e)(2) under the 1940 Act) that have a continuing effect on the Acquired Fund. The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s prospectus (as in effect as of such times), except as previously disclosed in writing to the Acquiring Fund.

(v)       The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to Section 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in Section 1.4.

(w)       No consents, approvals, authorizations or orders of the SEC or FINRA or under the 1933 Act, the 1934 Act, the 1940 Act, or Delaware law are required for the consummation by the World Funds Trust, for itself and on behalf of the Acquired Fund, of the transactions contemplated herein, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in Section 5.2.

(x)       The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, delivered to the Acquiring Fund and/or its counsel, are true, correct and complete in all material respects and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(y)       The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(z)       The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(aa) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in Sections (p), (t), (x), (y), and (z) of this Section 4.1.

(bb) The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The FT Trust and the Acquiring Fund represent and warrant to the World Funds Trust and the Acquired Fund as follows:

(a) The FT Trust is a Massachusetts business trust, and is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is a separate series of the FT Trust and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The FT Trust Board has been established and operated in conformity with the requirements and restrictions of Sections 10 and 16 of the 1940 Act and satisfies the fund governance standards as defined in Rule 0-1 under the 1940 Act. Complete and correct copies of the current Amended and Restated Declaration of Trust and By-Laws of the FT Trust have been delivered to the Acquired Fund.

(b) The FT Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of federal securities laws (including the 1940 Act) or of Massachusetts law in any material respect or violation of any material provision of the Amended and Restated Declaration of Trust of the FT Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or Governmental Body is presently pending, or to the knowledge of the FT Trust or the Acquiring Fund, without any special investigation or inquiry, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the FT Trust nor the Acquiring Fund knows of any facts that might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or Governmental Body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contract(s), distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans as may be required or permitted by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder.

(f) All issued and outstanding Acquiring Fund Shares will be, at the time of Closing, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(g) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the FT Trust and the Acquiring Fund, including the approval of the FT Trust Board of the Reorganization in accordance with Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(i) From the effective date of the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the FT Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties of this Section 4.2(i) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the World Funds Trust or Acquired Fund for use therein.

(j) The Acquiring Fund agrees to use commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state securities laws (blue sky filings only) as it may deem appropriate in order to continue its operations after the Closing Date.

(k) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the FT Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Agreement by the FT Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in Section 5.2.

(l) Subject to the accuracy of the representations and warranties in Section 4.1(t), for the taxable year that includes the Closing Date, the FT Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(m) The Acquiring Fund is, and will be immediately prior to the Effective Time, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations or as necessary for the transactions contemplated herein); (ii) other than the seed capital provided in exchange for Initial Shares, will not have held any property, and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Acquired Fund immediately prior to the Reorganization and (iii) will not have prepared books of account and related records or financial statements or issued any shares (other than the Initial Shares). Immediately following the liquidation of the Acquired Fund as contemplated herein, except for any Initial Shares outstanding, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares.

4.3 REPRESENTATIONS OF THE FT TRUST. The FT Trust represents and warrants to the World Funds Trust as follows:

(a) The FT Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The FT Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF THE WORLD FUNDS TRUST. The World Funds Trust represents and warrants to the FT Trust that the World Funds Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and operation in accordance with Section 4.2(m) above in the case of the Acquiring Fund. Notwithstanding the foregoing, the Acquired Fund will manage its portfolio consistent with the description as set forth in the N-14 Registration Statement or to the extent agreed upon in writing with the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The World Funds Trust has called or will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Acquired Fund’s Controller or Treasurer, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT AND PROXY MATERIALS. The FT Trust will prepare and file with the SEC a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund for distribution to the Acquired Fund Shareholders (the “N-14 Registration Statement”). The N-14 Registration Statement shall include a proxy statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The N-14 Registration Statement shall be in compliance with the 1933 Act, the 1934 Act , and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the N-14 Registration Statement, including the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s shareholders to consider the approval of this Agreement and transactions contemplated herein. If at any time prior to the Closing, the Acquired Fund or the Acquiring Fund becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated in the Proxy Materials or any materials related thereto, or necessary to make the statements made in the Proxy Materials or any materials related thereto not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders, amendments to the Proxy Materials or any materials related thereto as applicable.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees, officers, employees and agents (collectively, the “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (i) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (ii) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees, officers, employees and agents (collectively, the “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (i) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (ii) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s Trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

(c)       Except as provided in the Purchase Agreement, the World Funds Trust, on behalf of the Acquired Fund, and the FT Trust, on behalf of the Acquiring Fund, acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from fraud, criminal activity or willful misconduct on the part of a party hereto in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Section 5.7 or the Purchase Agreement. In furtherance of the foregoing, each such party hereby waives, to the fullest extent permitted under law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto arising under or based upon any law, except pursuant to the indemnification provisions set forth in this Section 5.7 or the Purchase Agreement.

5.8 TAX RETURNS. The World Funds Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes. Following the Closing Date, the World Funds Trust agrees that it shall file, or cause to be filed, any and all Tax returns and reports (including Internal Revenue Service Forms 1120-RIC, 8613 and 1099 and comparable returns and reports required by any states) required to be filed by Acquired Fund with respect to any tax period prior to Closing. No later than thirty (30) days prior to the due date for any Tax return described in the preceding sentence, World Funds Trust shall provide a draft of each such Tax return to Acquiring Fund for its review and comment. World Funds Trust shall incorporate any reasonably requested changes to such Tax returns received from Acquiring Fund prior to the relevant due date for such Tax return.

5.9 CLOSING DOCUMENTS. At the Closing, the World Funds Trust will provide the FT Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the World Funds Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the FT Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the World Funds Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

(e)       A copy of the D&O Tail Policy (as defined in Section 5.13).

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.

5.11 SECTION 15(F). The Acquiring Fund and Purchaser shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations of the SEC thereunder.

5.12 D&O TAIL POLICY. From the Closing Date until the sixth (6th) anniversary of the Closing Date, the World Funds Trust shall, at the World Funds Trust’s sole cost and expense obtain and maintain run-off directors and officers insurance covering the current and/or former directors, trustees and officers of the Acquired Fund from all liabilities for which such persons are currently covered by the directors and officers liability insurance policy of the Acquired Fund in effect as of the Closing Date (the “D&O Tail Policy”). The World Funds Trust has delivered a copy of the D&O Tail Policy to the FT Trust.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Acquired Fund as of the Closing a certificate executed in the Acquiring Fund’s name by the FT Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The FT Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the World Funds Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3 The N-1A Registration Statement filed by the FT Trust with the SEC to register the offer and the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of the Acquiring Fund nor any material change in the investment management fees, fee levels payable pursuant to any distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.5 The FT Trust Board, including a majority of Trustees who are not “interested persons” of the FT Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

6.6 The Acquired Fund shall have received on the Closing Date the opinion of Chapman and Cutler LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(a)         The FT Trust has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a ”Massachusetts business trust,” is validly existing under the laws of the Commonwealth of Massachusetts and is in good standing with the Secretary of the Commonwealth of Massachusetts, and has the power under its Amended and Restated Declaration of Trust and Massachusetts law applicable to Massachusetts business trusts to enter into the Agreement and, to counsel’s knowledge, to own all of the Acquiring Fund’s properties and assets as described in the FT Trust’s N-14 Registration Statement with respect to the Reorganization;

(b)        The Agreement has been duly authorized, executed and delivered by the FT Trust, on behalf of the Acquiring Fund, and is a valid and binding obligation of the FT Trust, on behalf of the Acquiring Fund, enforceable against the FT Trust and the Acquiring Fund in accordance with its terms;

(c)         Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery will be validly issued, fully paid and nonassessable by the Acquiring Fund, except that, as described in the FT Trust’s N-14 Registration Statement, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to subscription or purchase any securities of the Acquiring Fund, under the FT Trust’s Amended and Restated Declaration of Trust or By-Laws or the laws of the Commonwealth of Massachusetts;

(d)        The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by the Agreement in accordance with its terms will not, result in a violation of the FT Trust’s Amended and Restated Declaration of Trust or its By-Laws;

(e)         To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Commonwealth of Massachusetts, except for Massachusetts securities law about which we express no opinion, is required to be obtained by the FT Trust in order to consummate the transactions contemplated by the Agreement, except to the extent such as have been obtained; and

(f)         The FT Trust is a registered investment company classified as a management company of the open-end type under the 1940 Act, and, to our knowledge, its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquired Fund shall have delivered to the Acquiring Fund as of the Closing a certificate executed in the Acquired Fund’s name by the World Funds Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The World Funds Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the FT Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in Sections 5.5 and 5.9.

7.4 The World Funds Trust Board, including a majority of Trustees who are not “interested persons” of the World Funds Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

7.5 The Acquiring Fund shall have received on the Closing Date the opinion of [Practus, LLP], counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or trustees of the Acquired Fund) dated as of the Closing Date, covering the following points:

(a)         The World Funds Trust has been formed as a statutory trust, is validly existing under the laws of the State of Delaware and is in good standing with the Secretary of State of Delaware, and has the power under its Amended and Restated Agreement and Declaration of Trust, By-Laws and Delaware law applicable to Delaware statutory trusts to enter into the Agreement and, to counsel’s knowledge, to own all of the Acquired Fund’s properties and assets as described in the N-14 Registration Statement with respect to the Reorganization;

(b)        This Agreement has been duly authorized, executed and delivered by the World Funds Trust, on behalf of the Acquired Fund, and is a valid and binding obligation of the World Funds Trust, on behalf of the Acquired Fund, enforceable against the World Funds Trust and the Acquired Fund in accordance with its terms;

(c)         The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement in accordance with its terms will not, result in a violation of the World Funds Trust’s Amended and Restated Agreement and Declaration of Trust or its By-Laws;

(d)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained by the World Funds Trust in order to consummate the transactions contemplated by this Agreement, except to the extent such as have been obtained; and

(e)         The World Funds Trust is a registered investment company classified as a management company of the open-end type under the 1940 Act, and, to our knowledge, its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in Sections 8.1 and 8.6 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, as applicable, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law, the provisions of the Amended and Restated Agreement and Declaration of Trust of the World Funds Trust, and the 1940 Act and its rules thereunder. Certified copies of the voting results evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or Governmental Body in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of Governmental Bodies (including, but not limited to, those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 Each of the conditions to Closing set forth in Section 7 of the Purchase Agreement have been satisfied and the transactions contemplated by the Purchase Agreement will close concurrently with the Closing.

8.6 The World Funds Trust and the FT Trust shall have received the opinion of Chapman and Cutler LLP dated as of the Closing Date and addressed to the FT Trust and the World Funds Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

9.1 All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement (“Reorganization Expense”) will be borne by the Purchaser and the Seller as agreed between them, without regard to whether the Reorganization is consummated, as set forth in the Purchase Agreement (including Section 6.2(b) of the Purchase Agreement) or otherwise agreed in writing. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio holdings made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization.

9.2 The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The FT Trust, on behalf of the Acquiring Fund, and the World Funds Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the FT Trust and the World Funds Trust. In addition, either the FT Trust or the World Funds Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s board of trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s board of trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s board of trustees that the consummation of the transactions contemplated herein is not in the best interest of the party.

11.2 If either the FT Trust or the World Funds Trust wishes to terminate this Agreement, such party wishing to terminate shall deliver to the non-terminating party a written notice stating that such terminating party is terminating this Agreement, and setting forth a brief description of the basis on which such terminating party is terminating this Agreement. Any termination of this Agreement will be effective immediately upon the delivery of such written notice of the terminating party to the non-terminating party.

11.3 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the FT Trust, the World Funds Trust, but Section 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this Section, no assignment or transfer of this Agreement or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Except as provided in Section 5.7, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the FT Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Declaration of Trust of the FT Trust, a copy of which is on file with the office of the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Trustees of the FT Trust on behalf of the Acquiring Fund and signed by authorized officers of the FT Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the FT Trust’s Amended and Restated Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund, or the liabilities of the World Funds Trust as a whole, hereunder, shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the World Funds Trust personally, or the World Funds Trust as a whole, and shall bind only the trust property of the Acquired Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the World Funds Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the World Funds Trust on behalf of the Acquired Fund and signed by authorized officers of the World Funds Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Amended and Restated Agreement and Declaration of Trust of the World Funds Trust.

13.7 Each of the FT Trust, on behalf of the Acquiring Fund, and the World Funds Trust, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, or as otherwise contemplated by the Purchase Agreement, and that no other series of the FT Trust or the World Funds Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to the portfolio holdings or the shareholders, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification to and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved. Notwithstanding the foregoing, after the Closing the restrictions in this Article XIV shall not apply to the Acquiring Fund’s use or disclosure of confidential information of the Acquired Fund in accordance with applicable law that is acquired by the Acquiring Fund pursuant to the Purchase Agreement or this Agreement.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The World Funds Trust and the FT Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will (i) retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund and (ii) for a period of six (6) years following the Closing, shall and shall cause its respective representatives to, permit each other party, upon reasonable advance request, to inspect books, records and other documents at the principal place of business of such party for the purposes of preparing Tax returns and financial statements and responding to tax or financial statement audits or regulatory examinations or inquiries.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WORLD FUNDS TRUST on behalf of the Acquired Fund

By:

Name:

Title:

FIRST TRUST SERIES FUND on behalf of the Acquiring Fund

By:

Name:

Title:

FIRST TRUST ADVISORS L.P. Solely with respect to Section 9.1

By:

Name:

Title:

Vest Financial LLC Solely with respect to Section 9.1

By:

Name:

Title:

EXHIBIT A

CHART OF THE REORGANIZTION

Vest U.S. Large Cap 20% Buffer Strategies Fund (Acquired Fund) – Share Classes	FT Vest U.S. Equity Deep Buffer 20 Fund (Acquiring Fund) – Share Classes
Class A	Class A
Class C	Class A
Class Y	Class Y
Investor Class	Class I
Institutional Class	Class I

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

Vest U.S. Large Cap 20% Buffer Strategies Fund,

a series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(804) 267-7400

and

FT Vest U.S. Equity Deep Buffer 20 Fund,
a series of
FIRST TRUST SERIES FUND
(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(630) 765-8000

This Statement of Additional Information (“SAI”) is not a prospectus, but it should be read in conjunction with the Proxy Statement and Prospectus dated [               ], 2025 (the “Proxy Statement/Prospectus”), that is being furnished to shareholders of Vest U.S. Large Cap 20% Buffer Strategies Fund (the “Target Fund”), an open-end mutual fund organized as a separate series of World Funds Trust (the “Target Trust”), in connection with a special meeting of shareholders of the Target Fund (the “Meeting”) called by the Board of Trustees of the Target Trust to be held at the offices of World Funds Trust, [8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235], on [               ], 2025 at [               a.m./p.m. Eastern time], as may be adjourned or postponed. At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) between the Target Trust, on behalf of its series, the Target Fund, and First Trust Series Fund (the “Acquiring Trust”), on behalf of its series, FT Vest U.S. Equity Deep Buffer 20 Fund (the “Acquiring Fund”), pursuant to which the Target Fund would reorganize into the Acquiring Fund, and shareholders of the Target Fund would become shareholders of the Acquiring Fund (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing the Target Fund at [8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235] or online at [               ].

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i)	the Statement of Additional Information of the Target Fund, dated February 28, 2025, relating to shares of the Target Fund (SEC File No. 333-148723);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2024 (SEC File No. 811-22172); and
(iii)	the unaudited financial statements for the Target Fund contained in the Target Fund’s Semi-Annual Report to Shareholders for the six months ended April 30, 2025 (SEC File No. 811-22172).

The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will commence operations upon the completion of the Reorganization and will continue the operations of the Target Fund. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

The term “Fund” as used in this SAI, refers to the Acquiring Fund.

The date of this Statement of Additional Information is [               ], 2025.

Table of Contents

General Description of the Trust and the Fund	1
Investment Objective and Policies	3
Investment Strategies	5
Investment Risks	9
Management of the Fund	11
Sub-Advisor	23
Accounts Managed by Portfolio Managers	24
Brokerage Allocations	25
Disclaimers	27
Administrator, Accountant, Custodian, Transfer Agent and Distributor	27
Additional Payments to Financial Intermediaries	29
Additional Information	31
Proxy Voting Policies and Procedures	32
Purchase and Redemption of Fund Shares	34
Distribution and Service Plan	48
Federal Tax Matters	49
Determination of Net Asset Value	54
Dividends and Distributions	54
Miscellaneous Information	54
Financial Statements	54
Exhibit A — Proxy Voting Guidelines	A-1

i

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on July 9, 2010 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This SAI relates to the Fund, which is a non-diversified series.

The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.

The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration provides that a Trustee acting in his or her capacity as Trustee is liable to the Trust for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration also provides that the Trustees of the Trust will be subject to the laws of the Commonwealth of Massachusetts relating to Massachusetts business trusts, but not to the laws of Massachusetts relating to the trustees of common law trusts, such as donative or probate type trusts. The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

These provisions are not intended to restrict any shareholder rights under the federal securities laws and the Declaration specifically provides that no provision of the Declaration will restrict any shareholder rights expressly granted by the Securities Act of 1933 (the “1933 Act”), as amended, the Securities Exchange Act of 1934 (the “1934 Act”), as amended, or the 1940 Act, or any valid rule, regulation or order of the Securities Exchange Commission (the “Commission”) thereunder.

The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”) and is sub-advised by Vest Financial LLC (“Vest” or the “Sub-Advisor”).

INVESTMENT OBJECTIVE AND POLICIES

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permissible under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act, in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, [except to the extent that the Fund’s Index is based on concentrations in an industry or a group of industries or that the Underlying ETF invests more than 25% of its assets in an industry or group of industries]. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if, immediately after such borrowing and at all times thereafter, the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

Notwithstanding restriction (7) above, to the extent the Fund invests in other investment companies, it will consider, to the extent practicable, the industry concentration of the underlying investments when determining compliance with the limitations set forth in restriction (7) above.

The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

The Fund’s investment objective and the foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. Certain matters under the 1940 Act which must be submitted to a vote of the holders of the outstanding voting securities of a series or class, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series or class affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appears in the Prospectus.

[Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange Options (“FLEX Options”) that reference the price return of the S&P 500  Index (the “Index”), or the price return of an exchange traded fund that tracks the Index (the “Underlying ETF”). [The Fund anticipates that the Underlying ETF will be the SPDR  S&P 500  ETF Trust.] FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates.]

The Fund will alert existing shareholders to the new cap at the beginning of each new Target Outcome Period in the following manner:

1.	Approximately one week prior to the end of the current Target Outcome Period, the Fund will make a sticker filing that will alert existing shareholders that the Target Outcome Period is approaching its conclusion and disclose the anticipated cap range for the next Target Outcome Period. There is no guarantee that the final cap set for a Target Outcome Period will be within the anticipated cap range. This filing will be mailed to existing shareholders.
2.	Following the close of business on the last day of the Target Outcome Period, the Fund will make a sticker filing that discloses the Fund’s cap for the next Target Outcome Period. This filing will be mailed to existing shareholders.
3.	On the first day of the new Target Outcome Period, the Fund will file a full prospectus that incorporates the sticker filing from the previous evening which replaces the cap/dates associated with the previous Target Outcome Period with the cap/dates associated with the new Target Outcome Period. Correspondingly, the Fund will file a revised summary prospectus that reflects such changes.

The information referenced above will also be available on the Fund’s website at

http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=[____].

Types of Investments

Cash Equivalents and Short-Term Investments/Temporary Defensive Positions. Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. Cash equivalents, short-term investments and temporary defensive positions held by the Fund may include, without limitation, the types of investments set forth below.

(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association (“Fannie Mae”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. In addition, the Fund may invest in short-term fixed income securities issued by or on behalf of municipal or corporate issuers.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3)	The Fund may invest in bankers’ acceptances of U.S. and foreign banks and similar institutions, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will regularly monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.
(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.

Illiquid Investments. The Fund may invest in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid investments if, as a result, such investments would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which investments are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A portfolio turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the specified periods are set forth in the table below. As a result of the Reorganization, the Fund has assumed the performance of the Target Fund. The Target Fund’s past performance is not necessarily indicative of how the Fund will, or is expected to, perform in the future. The portfolio turnover rates for the Target Fund for the specified periods are set forth below. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.

Portfolio Turnover Rate
Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2022
24.41%	159.93%	236.75%

INVESTMENT RISKS

The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Additional Market Disruption Risk

Some countries in which the Fund may invest have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the economies and markets of such countries generally, each of which may negatively impact the Fund’s investments. For example, in February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the United States, issued broad-ranging sanctions on Russia and certain Russian companies and individuals. The hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia’s economy, currency, companies and region as well as negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on certain of the Fund’s investments as well as the Fund’s performance, and the value or liquidity of certain securities held by the Fund may decline significantly. Additionally, the events occurring in one country or region may spread through, or otherwise affect, other countries and regions and therefore adversely impact the Fund’s investments in such countries and regions.

Leverage Risk

Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Liquidity Risk

Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for the securities may depend on whether dealers will make a market in the securities. Certain regions, countries or asset types may also suffer periods of relative illiquidity. There can be no assurance that a market will be made for any of the securities, that any market for the securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which the securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.

Listing Standards Risk

The Fund is required to comply with listing requirements adopted by the Exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the Exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Risk

Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, natural disasters or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests and negatively impact the Fund’s investment return. For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against future variants of the disease.

In addition, the operations of the Fund, the Advisor and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Securities Lending Risk

Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.

MANAGEMENT OF THE FUND

Trustees and Officers

The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are eight Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and six of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	 Indefinite term  Since Acquiring Trust inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	[ ] Portfolios	None
INDEPENDENT TRUSTEES
Thomas J. Driscoll 1961	Trustee	 Indefinite term  Since 2025	Retired; Partner, Deloitte LLP and Deloitte Tax LLP (1998 to January 2024)	[ ] Portfolios	None
Richard E. Erickson 1951	Trustee	 Indefinite term  Since Acquiring Trust inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	[ ] Portfolios	None
Thomas R. Kadlec 1957	Trustee	 Indefinite term  Since Acquiring Trust inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	[ ] Portfolios	Director, National Futures Association; formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., ADMIS Singapore Ltd. and Futures Industry Association

Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Denise M. Keefe 1964	Trustee	 Indefinite term  Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	[ ] Portfolios	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (2021 to 2024); and Director of MobileHelp (2022 to 2024)
Robert F. Keith 1956	Trustee	 Indefinite term  Since Acquiring Trust inception	President, Hibs Enterprises (Financial and Management Consulting)	[ ] Portfolios	Formerly, Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	 Indefinite term  Since Acquiring Trust inception	Senior Advisor (2018 to present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	[ ] Portfolios	None
Bronwyn Wright 1971	Trustee	 Indefinite term  Since 2023

Independent Director to a number of Irish collective investment funds (2009 to present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to

2009)

				[ ] Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	 Indefinite term  Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	 Indefinite term  Since Acquiring Trust inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	 Indefinite term  Since Acquiring Trust inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	 Indefinite term  Chief Compliance Officer since January 2011  Assistant Secretary since Acquiring Trust inception	International General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P., February 2025 – present. Previously, Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Derek D. Maltbie 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	 Indefinite term  Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 – present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 – 2021.
Roger F. Testin 1966	Vice President	 Indefinite term  Since Acquiring Trust inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.

Unitary Board Leadership Structure

Each Trustee serves (or will serve) as a trustee of all open-end and closed-end funds in the First Trust fund complex (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”), which is known as a “unitary” board leadership structure. Ms. Wright also serves as director of First Trust Global Funds, a public limited company established in Ireland and an open-end umbrella fund representing exchange-traded funds and one or more mutual funds, and advised by First Trust (collectively, the “First Trust UCITS”). Ms. Wright had previously served on the board of directors of First Trust Global Portfolios Management Limited, the manager to the First Trust UCITS and an affiliate of First Trust, but resigned such position effective March 6, 2023. Except as noted above (and below with respect to Mr. Driscoll), none of the Independent Trustees nor their immediate family members has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund’s investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of six Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund’s business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) chairing all meetings of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves for such term as approved by the Independent Trustees or until his or her successor is selected. Robert F. Keith currently serves as the Lead Independent Trustee.

Effective March 12, 2024, the Independent Trustees may select one Independent Trustee to serve as a Vice Lead Independent Trustee for such term as approved by the Independent Trustees or until his or her successor is selected. The Vice Lead Independent Trustee assists the Lead Independent Trustee in the performance of his or her responsibilities and, in the absence of the Lead Independent Trustee, may act in the place of the Lead Independent Trustee. The Vice Lead Independent Trustee is also responsible for any other duties that the Independent Trustees may delegate to him or her. Thomas R. Kadlec was appointed to serve as the Vice Lead Independent Trustee, effective March 12, 2024.

The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The five standing committees of the Board are: the Executive Committee, the Dividend Committee, the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Dividend Committee, the Nominating and Governance Committee, the Valuation Committee and the Audit Committee each have a Chair and, since March 12, 2024, the Audit Committee has had a Vice Chair. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The next rotation is currently scheduled to be effective January 1, 2026. In addition, the Lead Independent Trustee and the Vice Lead Independent Trustee currently serve on the Executive Committee with the Interested Trustee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Driscoll, Erickson, Kadlec, Keith, Nielson and Mses. Keefe and Wright are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees has adopted a mandatory retirement age of 75 for Independent Trustees, beyond which age Independent Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the last fiscal year, the Nominating and Governance Committee held meetings.

The Valuation Committee is responsible for the oversight of the Advisor as the “Valuation Designee” under Rule 2a-5 of the 1940 Act and its implementation of the valuation of the securities held in the Fund’s portfolio. Messrs. Driscoll, Erickson, Kadlec, Keith, Nielson and Mses. Keefe and Wright are members of the Valuation Committee. Ms. Keefe was appointed to serve as the Vice Chair of the Audit Committee, effective March 12, 2024.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith, Nielson and Mses. Keefe and Wright serve on the Audit Committee.

The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of the Fund’s dividends. Messrs. Keith and Kadlec serve on the Dividend Committee.

Executive Officers

The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing [      ] portfolios) as they hold with the Trust, except Mr. Testin who is an executive officer of only the ETFs and open-end funds advised by First Trust.

Risk Oversight

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews, with the Advisor and the Fund’s independent auditors, the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and oversees the Advisor’s performance as Valuation Designee.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Thomas J. Driscoll was previously a Partner at Deloitte LLP and Deloitte Tax LLP (collectively, “Deloitte”) from September1998 to January 2024. As a Partner at Deloitte, Mr. Driscoll served in various roles including as lead client service partner, lead relationship partner and lead tax partner for various clients in the asset management, broker-dealer and financial services businesses. Mr. Driscoll also served as the Vice Chairman, Partner in Charge of Deloitte’s international tax and transfer pricing (economics) business responsible for leading and managing Deloitte’s international tax and transfer pricing practice with over 1,200 professionals in the United States and India. Finally, as a member of the Board of Deloitte Tax LLP, Mr. Driscoll was a part of the executive committee responsible for overseeing Deloitte’s tax practice in the United States.

As noted above, Mr. Driscoll was previously a Partner at Deloitte LLP and Deloitte Tax LLP (previously defined, collectively, as “Deloitte”; for purposes of this paragraph, for the avoidance of doubt, “Deloitte” includes Deloitte affiliated partnerships) from September 1998 until his retirement in January 2024. Deloitte & Touche LLP and Deloitte Tax LLP serve as independent auditors and tax services provider, respectively, of the First Trust Funds (as defined below), First Trust and certain other affiliated entities of First Trust (collectively, “First Trust”). Prior to his retirement, Mr. Driscoll served as a tax partner, and for certain periods as Lead Client Service Partner, on various matters involving First Trust. During the period of his employment with Deloitte, Mr. Driscoll was, and Deloitte was and continues to be, subject to requirements to be independent with respect to First Trust in accordance with the U.S. federal securities laws and applicable rules and regulations of the U.S. SEC and the Public Company Accounting Oversight Board (United States). For the 2023 and 2024 calendar years, amounts paid by First Trust to Deloitte were in excess of $11.8 million and $12.6 million, respectively. In addition, Deloitte provides tax services to The Bank of New York Mellon in connection with unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust. Further, in addition to providing the services described above, from time to time, Deloitte may engage in other business relationships with various affiliates of First Trust. Deloitte and Mr. Driscoll have severed all relationships, including settlement of capital accounts and retirement benefits in accordance with the requirements of the SEC’s auditor independence rules.

Richard E. Erickson, M.D., was previously an orthopedic surgeon with Edward-Elmhurst Medical Group from 2021 to September 2023. Prior thereto, he was President of Wheaton Orthopedics (from 1990 to 2021), a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 – 2009 and 2017 – 2019) and on the Executive Committee (2008 – 2009 and 2017 – 2022), Chairman of the Nominating and Governance Committee (2003 – 2007 and 2014 – 2016), Chairman of the Audit Committee (2012 – 2013) and Chairman of the Valuation Committee (June 2006 – 2007; 2010 – 2011 and 2020 – 2022) of the First Trust Funds. He currently serves as Vice Lead Independent Trustee (since March 12, 2024), on the Executive Committee (since March 12, 2024), on the Dividend Committee (since March 12, 2024) and as Chairman of the Audit Committee (since January 1, 2023) of the First Trust Funds.

Thomas R. Kadlec was previously President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”) from 2010 to July 2022. Mr. Kadlec was employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec served on the boards of several international affiliates of ADMIS until July 2022 and served as a member of ADM’s Integrated Risk Committee from 2008 – 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. From 2014 to 2022, Mr. Kadlec was on the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 – 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 – 2016). He also served as Chairman of the Valuation Committee (2008 – 2009 and 2017 – 2019), Chairman of the Audit Committee (2010 – 2011 and 2020 – 2022) and Chairman of the Nominating and Governance Committee (2012 – 2013). He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2023) of the First Trust Funds.

Denise M. Keefe has been Senior Vice President of Advocate Health, Continuing Health Division since 2023, and from 2018 to 2023 was Executive Vice President of Advocate Aurora Health (together, with Advocate Health, “Advocate”). Advocate is one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility. Ms. Keefe has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds since November 1, 2021. In addition, she currently serves as Audit Committee Vice Chair (since March 12, 2024) of the First Trust Funds.

Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 – 2009 and 2017 – 2019), Chairman of the Nominating and Governance Committee (2010 – 2011 and 2020 – 2022) and Chairman of the Valuation Committee (2014 – 2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 – 2016). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2023) and as Chairman of the Dividend Committee (since January 1, 2023) of the First Trust Funds.

Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from 2012 through 2014. Mr. Nielson formerly served as President of Covenant College (2002 – 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 – 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as Chairman of the Audit Committee (2003 – 2007 and 2014 – 2016), Chairman of the Valuation Committee (2012 – 2013), Chairman of the Nominating and Governance Committee (2008 – 2009 and 2017 – 2019), Chairman of the Dividend Committee (2020 – 2022), and Lead Independent Trustee (2010 – 2011 and 2020 – 2022) of the First Trust Funds. Further, he has served as a member of the Executive Committee (2010 – 2011 and January 1, 2020 – March 12, 2024) and the Dividend Committee (October 19, 2020 – March 12, 2024) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2023) of the First Trust Funds.

Bronwyn Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman. Ms. Wright has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds since September 10, 2023.

James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

Effective January 1, 2024, the fixed annual retainer paid to the Independent Trustees is $285,000 per year and an annual per fund fee of $7,500 for each closed-end fund, $2,000 for each actively managed fund, $750 for each target outcome fund and $500 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Vice Lead Independent Trustee is paid up to $25,000 annually (effective March 12, 2024), the Chairman of the Audit Committee is paid $25,000 annually, the Chairman of the Valuation Committee is paid $20,000 annually, the Chairman of the Nominating and Governance Committee is paid $20,000 annually and the Vice Chair of the Audit Committee is paid $15,000 annually (effective March 12, 2024) to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. Each Committee Chair, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate in accordance with the rotation periods established by the Board.

The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund for one fiscal year and the actual compensation paid by the First Trust Fund Complex to each of the Independent Trustees for the calendar year ended December 31, 2024, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.

Name of Trustee	Estimated Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Thomas J. Driscoll(3)	$-	$
Richard E. Erickson	$-	$653,176
Thomas R. Kadlec	$-	$666,676
Denise M. Keefe	$-	$636,112
Robert F. Keith	$-	$657,442
Niel B. Nielson	$-	$644,660
Bronwyn Wright	$-	$617,975
(1)	The estimated compensation to be paid by the Fund to the Independent Trustees for one fiscal year for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2024 for services to the 307 portfolios existing in 2024, which consisted of 12 open-end mutual funds, 13 closed-end funds and 282 exchange-traded funds.
(3)	Mr. Driscoll was appointed to the Board of Trustees of the First Trust Funds effective August 12, 2025.

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2024:

Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Thomas J. Driscoll	None	Over $100,000
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Denise M. Keefe	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
Bronwyn Wright	None	None

As of                , 2025, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of                , 2025, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

As of                , 2025, First Trust Portfolios was the sole shareholder of the Fund. As sole shareholder, First Trust Portfolios has the ability to control the outcome of any item presented to shareholders for approval.

As of                , 2025, the Sub-Advisor did not own any shares of the Fund.

Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Fund.

First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

As the Fund’s investment advisor, First Trust supervises the Sub-Advisor’s investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay First Trust an annual management fee equal to [     ]% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is included in the annual management fee.

The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. First Trust has agreed to limit fees and/or pay expenses to the extent necessary through _________, 20__, to prevent the Fund’s Total Annual Operating Expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses) from exceeding ___% of the average daily net assets of any class of shares of the Fund. Expenses borne by First Trust and the sub-advisor are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.

Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues until two years after the initial issuance of Fund shares, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.

The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by the Target Fund and the expenses waived by the investment advisor for the specified periods.

Period	Net Advisory Fee	Amount of Expenses Waived
Fiscal Year Ended October 31, 2024	$392,378	$217,284
Fiscal Year Ended October 31, 2023	$233,331	$151,913
Fiscal Year Ended October 31, 2022	$34,397	$72,336

SUB-ADVISOR

The Trust, on behalf of the Fund, and First Trust have retained Vest Financial LLC (“Vest” or the “Sub-Advisor”), to serve as investment sub-advisor to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, Vest is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolios. Vest, with principal offices at 8350 Broad Street, Suite 240, McLean, VA 22102, was founded in 2012, and is a Delaware LLC. Vest had approximately $____ billion under management or committed to management as of __________, 20__.

The Sub-Advisor is a subsidiary of Vest Group, Inc. (“VG”). First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, is the largest single holder of voting shares in VG.

Karan Sood and Trevor Lack are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

•	Mr. Sood has over 10 years of experience in derivative based investment strategy design and trading. Mr. Sood joined Vest in 2012. Prior to joining Vest, Mr. Sood worked at ProShare Advisors LLC. Prior to ProShare, Mr. Sood worked as a Vice President at Barclays Capital. Last based in New York, he was responsible for using derivatives to design structured investment strategies and solutions for the firm’s institutional clients in the Americas. Prior to his role in New York, Mr. Sood worked in similar capacity in London with Barclays Capital’s European clients. Mr. Sood received a master’s degree in Decision Sciences & Operations Research from London School of Economics & Political Science. He also holds a bachelor’s degree in engineering from the Indian Institute of Technology, Delhi.
•	Mr. Lack, Managing Director and Portfolio Manager. Mr. Lack has over 10 years of experience as a Portfolio Manager. Mr. Lack joined the Sub-Advisor in 2019. Prior to joining the Sub-Advisor, Mr. Lack worked at ProShare Advisors LLC from 2011 to 2019. Mr. Lack received a master’s degree in finance from Johns Hopkins University. He also holds a bachelor’s degree in business from Northeastern University.

As of                , 2025, none of the portfolio managers beneficially owned any shares of the Target Fund.

Compensation. The Portfolio Managers do not receive compensation that is based upon the Fund, any separate account strategy, partnership or any other commingled accounts, or any private account’s pre- or after-tax performance, or the value of the assets held by such entities. The Portfolio Managers do not receive any special or additional compensation from the Sub-Advisor for their service as Portfolio Managers. The Portfolio Managers receive a salary from the Sub-Advisor. In addition to base salary, the Portfolio Managers may receive additional bonus compensation which is tied to the overall financial operating results of the Sub-Advisor’s parent company, VG.

ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The portfolio managers manage the investment vehicles (other than the Fund) with the number of accounts and assets, as of , 2025, set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)	Registered Investment Companies with performance fees Number of Accounts ($ Assets)	Other Pooled Investment Vehicles with performance based fees Number of Accounts ($ Assets in mil)	Other Accounts with performance fees Number of Accounts ($ Assets)
Karan Sood	[ ] ($[ ])	[ ] ($[ ])	[ ] ($[ ])	[ ] ($[ ])	N/A	N/A
Trevor Lack	[ ] ($[ ])	[ ] ($[ ])	[ ] ($[ ])	[ ] ($[ ])	N/A	N/A

Conflicts of Interest. Each Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The Sub-Advisory Agreement. The Sub-Advisor, subject to the Board of Trustees’ and Advisor’s supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund’s investment objective, policies and restrictions as provided in the Prospectus and this SAI, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund’s assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall generally not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

[Pursuant to the Sub-Advisory Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee. For the Fund, the Sub-Advisor receives a sub-advisory fee equal to 50% of the monthly unitary management fee paid to the Advisor, but shall be reduced as follows. The Sub-Advisor has agreed with the Advisor that it will pay one-half of all expenses of the Fund, excluding the fee payments under the sub-advisory agreement and the Investment Management Agreement, the Advisor’s management fee, interest, taxes, brokerage commissions, and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The sub-advisory fees shall be reduced by the Sub-Advisor’s share of such expenses, and in the event the Sub-Advisor’s share of the expenses exceeds the amount of the sub-advisory fee in any month, the Sub-Advisor will pay the difference to the Advisor.]

The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust, the Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice to the Sub-Advisor.

All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the common shareholders of the Fund.

BROKERAGE ALLOCATIONS

The Sub-Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Advisor to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Advisor and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Sub-Advisor considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.

Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and(c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars” or “commission sharing agreements.” Currently First Trust does not use soft dollars or commission sharing agreements, but may do so in the future.

Notwithstanding the foregoing, in selecting brokers, the Sub-Advisor may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Advisor or the Trust. In addition, the Sub-Advisor must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless First Trust determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by the Sub-Advisor of research services.

The Sub-Advisor places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Advisor in servicing all of its accounts; not all of such services may be used by the Sub-Advisor in connection with the Fund. The Sub-Advisor believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Advisor believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Advisor are the respective investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Brokerage Commissions

As a result of the Reorganization, the Fund has assumed the performance of the Target Fund. The Target Fund’s past performance is not necessarily indicative of how the Fund will, or is expected to, perform in the future. The following table sets forth the aggregate amount of brokerage commissions paid by the Target Fund for the specified periods. Significant variations in the amount the Fund paid in brokerage commissions from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.

Aggregate Amount of Brokerage Commissions
Fiscal Period/Year Ended October 31,
2024	2023	2022
$54,304	$80,843	$50,816

During the fiscal year ended October 31, 2024, the Fund did not acquire shares of a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act.

DISCLAIMERS

The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, Unit holders or any other person or entity from use of the Underlying ETF. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

ADMINISTRATOR, ACCOUNTANT, CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR

Administrator and Fund Accountant. The Fund has appointed The Bank of New York Mellon (“BNY”), located at 240 Greenwich Street, New York, New York 10286, to serve as the Fund’s administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNY is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNY generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.

Pursuant to the Administration and Accounting Services Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Pursuant to the Administration and Accounting Services Agreement, the Trust on behalf of the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNY in the performance of its duties. As a result of the Reorganization, the Fund has assumed the performance of the Target Fund. The Target Fund’s past performance is not necessarily indicative of how the Fund will, or is expected to, perform in the future. The following table sets forth the amounts paid by the Target Fund to its administrator for the specified periods.

Fund Administration Services
Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2022
$65,016	$27,624	$7,559

Fund Accounting Services
Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2022
$25,958	$17,898	$6,261

Custodian. The Trust has appointed BNY to serve as the Fund’s custodian pursuant to a custody agreement (the “Custody Agreement”). Pursuant to the terms of the Custody Agreement, BNY is generally responsible for the safekeeping of the Fund’s assets and performing various other administrative duties set forth in the agreement.

Transfer Agent. BNY Mellon Investment Servicing (US) Inc. (“BNY IS”) serves as the Fund’s transfer agent pursuant to Transfer Agency and Shareholder Services Agreement. As transfer agent, BNY IS is responsible for maintaining shareholder records for the Fund. Its principal address is 301 Bellevue Parkway, Wilmington, Delaware 19809.

Shares of the Fund may be purchased through certain financial companies who are agents of the Fund for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company on behalf of its customers pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement, the Fund may pay a fee to such financial service companies for record keeping and sub-accounting services provided to their customers.

Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. [First Trust Portfolios also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” FTP receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to FTP pursuant to the distribution plan.]

FTP serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed FTP to be its agent for the distribution of the Fund’s shares on a continuous offering basis. FTP sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund. Pursuant to the Distribution Agreement, FTP, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. FTP receives for its services the excess, if any, of the sales price of the Fund’s shares less the net asset value of those shares, and remits a majority or all of such amounts to the Dealers who sold the shares; FTP may act as such a Dealer. First Trust Portfolios also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.”

The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. The Advisor’s available resources to make these payments may include profits from advisory fees received from the Fund. The services the Advisor may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

First Trust or its affiliates may from time to time make payments, out of their own resources, to certain broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.

First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; (v) provide payments to broker-dealers to help defray their technology or infrastructure costs; and (vi) make payments for expenses associated with intermediaries’ use of First Trust Funds including, but not limited to, the use of First Trust Funds in model portfolios.

When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.

The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Payments to intermediaries, in certain circumstances, may also be made in connection with the distribution of model portfolios developed by First Trust, such as the inclusion of such model portfolios on an intermediary’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be variable or fixed fee payments for platform support, or other payments in the form of a variable or fixed fee or a per position fee, or may relate to the amount of assets an intermediary’s clients have invested in the First Trust Funds in such models developed by First Trust, the management fee, the total expense ratio, or sales of the First Trust Funds in such models developed by First Trust. Some intermediaries also provide related data regarding transactions in specific model portfolios, First Trust Funds and investment strategies to First Trust in exchange for a fee.

First Trust and/or its affiliates may enter into arrangements with third parties, such as a software provider, whereby First Trust may license certain technology or other services from such entity in exchange for licensing or other fees which may be, in whole or in part, dependent on the value of First Trust mutual funds or ETFs held through such software or other service. Such third party may also offer price concessions to broker dealers, investment advisers or other financial intermediaries that license technology or other services that may be dependent, in whole or in part, on the value of First Trust mutual funds or ETFs held through such software or other service.

ADDITIONAL INFORMATION

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated to VEST the proxy voting responsibilities for the Fund and has directed VEST to vote proxies consistent with the Fund’s best interests. VEST’s Proxy Voting Guidelines are set forth in Exhibit A.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.

Portfolio Schedule. The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual financial statements and other information provided to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual financial statement and other information provided for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of portfolio holdings (the “Disclosure Policy”). The purpose of the Disclosure Policy is to outline the Fund’s policies and procedures with respect to the disclosure of portfolio holdings in order to comply with SEC requirements.

A listing of the portfolio holdings of the Fund generally shall not be provided to any person, including any investor of the Fund, until such time as the portfolio holdings have been filed with the SEC on Form N-Q or Form N-CSR, as applicable, and posted on the Fund’s website. Any person, including any investor of the Fund that requests a listing of the Fund’s portfolio holdings, shall be provided with the portfolio holdings list most recently made publicly available pursuant to this Disclosure Policy (and/or portfolio holdings as of earlier periods that previously have been made publicly available, if requested).

Neither the Fund, the Advisor, the Sub-Advisor nor any other party shall receive any compensation whatsoever in connection with the disclosure of information about the Fund’s portfolio securities.

The Fund may on occasion release certain nonpublic portfolio information to selected parties if (i) the Trust’s CCO determines such disclosure is consistent with a legitimate business purpose of the Fund; and (ii) the recipient is subject to a duty of confidentiality with respect to the information, including a duty not to trade on the nonpublic information. In this connection, selective disclosure of portfolio holdings will be made on an ongoing basis in the normal course of investment and administrative operations to service providers, which, to the best of the Fund’s knowledge, include proxy voting services, fund administrators, fund accountants, custodians (including BNY) and transfer agents (including BNY IS), as well as their financial printers and mailing service (including GComm, Fitzgerald Marketing and Communications, LLC and Broadridge Financial Solutions, Inc.), performance attribution vendors (including Factset Research Systems),tracking agencies (including Lipper, Inc., Morningstar, Inc., Standard & Poor’s and Thomson Financial), accounting and auditing services (including Deloitte & Touche LLP) and legal counsel to the Fund, the Independent Trustees or investment advisor (including Vedder Price P.C. and Chapman and Cutler LLP). All such third parties shall be bound by a Code of Ethics or similar insider trading policy or confidentiality agreement or duty prohibiting their use of any portfolio holdings information in an improper manner.

The Disclosure Policy will be monitored by the Trust’s CCO. Any violations of the Disclosure Policy will be reported by the Trust’s CCO to the Trust’s Board of Trustees at the next regularly scheduled board meeting.

These procedures were designed to ensure that disclosure of information about portfolio securities is in the best interests of the Fund, including the procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund’s Advisor; Sub-Advisor; Distributor; or any affiliated person of the Fund, the Advisor, or the principal underwriter, on the other.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust, the Sub-Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and service expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The minimum initial investment is $2,500 per Fund share class ($750 for a Traditional/Roth IRA account, $500 for an Education IRA account and $250 for accounts opened through fee-based programs). Subsequent investments have a minimum of $50. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans. Class I shares have a minimum investment of $1 million for certain investors. Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts). The Fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Shares will be registered in the name of the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor’s behalf.

For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see the sections entitled “Investment in Fund Shares” and “Account Services” in the Fund’s Prospectus.

The Fund does not issue share certificates.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares also are subject to an annual service fee of __%. See the section entitled “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares. The example below is for illustrative purposes only and does not reflect the Fund’s current net asset value or public offering price.

FT Vest U.S. Equity Deep Buffer 20 Fund

Net Asset Value per Share	$___
Per Share Sales Charge- ____% of public offering price	___
Per Share Offering Price to the Public	$___

The Fund receives the entire net asset value of all Class A shares that are sold.

Elimination of Up-Front Sales Charge on Class A Shares

Class A shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•        investors purchasing $[250,000] or more (FTP may pay financial intermediaries on Class A sales of $[250,000] and above up to ___% of the purchase amounts);

•        reinvestment of distributions from Class A Shares of the Fund;

•        officers, trustees and former trustees of the First Trust non-ETF open-end funds;

•        bona fide, full-time and retired employees of First Trust, and FTP, and subsidiaries thereof, or their immediate

•        family members (“immediate family members” are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•        any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

•        bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•        investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

•        clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James

•        Shares purchased in an investment advisory program.

•        Shares purchased within the family of First Trust Mutual Funds through a systematic reinvestment of capital gains and dividend distributions.

•        Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•        Shares purchased from the proceeds of redemptions within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•        A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A shares available at Raymond James

•        Death or disability of the shareholder.

•        Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•        Return of excess contributions from an IRA Account.

•        Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.

•        Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•        Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•        Breakpoints as described in the prospectus.

•        Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•        Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, shareholders purchasing Fund shares through a Janney brokerage account, will only be eligible for the following load waivers (front-end sales load waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial advisor must notify FTP or the Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

The reduced sales charge programs may be modified or discontinued by the Fund at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call First Trust toll-free at (800) 621-1675.

Robert W. Baird & Co. (“Baird”)

•        Front-End Sales Charge Waivers on Class A shares Available at Baird Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund

•        Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

•        Shares purchased using the proceeds of redemptions from within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•        A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to the CDSC and the conversion is in line with the policies and procedures of Baird

•        Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A shares Available at Baird

•        Shares sold due to death or disability of the shareholder

•        Shares sold as part of a systematic withdrawal plan as described in your Fund’s prospectus

•        Shares bought due to returns of excess contributions from an IRA Account

•        Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in your Fund’s prospectus

•        Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•        Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints, Rights of Accumulations and Letters of Intent

•        Breakpoints as described in your Fund’s prospectus

•        Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of First Trust Mutual Fund family assets held by accounts within the purchaser’s household at Baird. Eligible First Trust Mutual Fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•        Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of First Trust Mutual Funds through Baird, over a 13-month period of time

Oppenheimer & Co. Inc (“OPCO”)

Front-end Sales Load Waivers on Class A shares available at OPCO

•        Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•        Shares purchased by or through a 529 Plan

•        Shares purchased through a OPCO affiliated investment advisory program

•        Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the family of First Trust Mutual Funds)

•        Shares purchased from the proceeds of redemptions within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of restatement)

•        A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•        Employees and registered representatives of OPCO or its affiliates and their family members

•        Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus

CDSC Waivers on A Shares available at OPCO

•        Death or disability of the shareholder

•        Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•        Return of excess contributions from an IRA Account

•        Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•        Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•        Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•        Breakpoints as described in the prospectus

•        Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Stifel, Nicolaus & Company, Incorporated (“Stifel”) and its broker dealer affiliates

Effective March 3, 2025, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this SAI or the Fund’s prospectus.

Class A Shares

As described elsewhere in the prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

•        Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in all classes of shares of First Trust funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•        The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

Sales charges may be waived for the following shareholders and in the following situations:

•        Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

•        Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

•        Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.

•        Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

•        Shares from rollovers into Stifel from retirement plans to IRAs.

•        Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•        Purchases of Class 529-A shares through a rollover from another 529 plan.

•        Purchases of Class 529-A shares made for reinvestment of refunded amounts.

•        Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A Shares

•        Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

•        Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

•        Return of excess contributions from an IRA Account.

•        Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•        Shares acquired through a right of reinstatement.

•        Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

•        Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

•        Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Class Y Shares

[Class Y Shares are offered with no front-end or contingent deferred sales charge and are not subject to any Distribution (Rule 12b-1) Plan or Shareholder Service Plan fees. Class Y Shares are distinguished from Institutional Class Shares in that they are offered without the imposition of a Shareholder Services Plan fee and they are subject to a higher minimum investment threshold. The minimum initial purchase or exchange for Class Y Shares is $10,000,000.]

Reduction or Elimination of Class A Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $[250,000], a CDSC of __% may be imposed on any redemption within 12 months of purchase.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another First Trust non-ETF open-end fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. FTP receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund’s shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; and (x) redemptions of Class A shares if the proceeds are transferred to an account managed by an affiliated advisor and the advisor refunds the advanced service and distribution fees to FTP. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 ½, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 ½; and (ii) for redemptions to satisfy required minimum distributions after age 72 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s First Trust IRA accounts).

Institutional Class Shares

Class I shares are available for purchases of $1 million or more directly from the Fund and for purchases using dividends and capital gains distributions on Class I shares. Class I shares may also be available for purchase in amounts of less than $1 million by the following categories of investors:

•        officers, trustees and former trustees of any First Trust non-ETF open-end fund and their immediate family members and officers, directors and former directors of any parent company of First Trust or FTP, affiliates and subsidiaries thereof and their immediate family members (“immediate family members” are defined as spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-laws, siblings, a sibling’s spouse and a spouse’s siblings);

•        certain employees, officers, directors and affiliates of the Sub-Advisor;

•        bona fide, full-time and retired employees of First Trust or FTP, and subsidiaries thereof, or their immediate family members;

•        any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the applicable Fund.)

•        bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•        investors purchasing through a periodic fee or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with FTP;

•        fee paying clients of a registered investment advisor (“RIA”) who invest in First Trust non-ETF open-end funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company with which the RIA is not affiliated and which has not entered into an agreement with FTP; and

•        employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

Class I shares are also available for purchase in minimum amounts of $250 or more for accounts of clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services (“wrap” accounts).

Class I shares may be available to investors that purchase shares through financial intermediaries that, acting as agents on behalf of their customers, directly impose on shareholders sales charges or transaction fees (i.e., commissions) determined by the financial intermediary related to the purchase of Class I shares. These charges and fees are not disclosed in the prospectus or statement of additional information. Such purchases are not subject to the Class I minimum purchase requirements disclosed in the prospectus or statement of additional information. Shares of the Fund are available in other share classes that have different fees and expenses.

If you are eligible to purchase either Class A or Class I shares without a sales charge at net asset value, you should be aware of the differences between these classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege. You may exchange shares of a class of the Fund for shares of the same class of any other First Trust non-ETF open-end fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the Fund, c/o First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling First Trust toll free (888) 373-5776. You may also, under certain limited circumstances, exchange between certain classes of shares of the Fund if, after you purchased your shares, you became eligible to purchase a different class of shares; however, the Advisor, the Distributor or any of their affiliates may exchange between classes of shares of the Fund at any time. An exchange between classes of shares of the Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the Fund may be done in writing to the address stated above.

If you exchange shares between different First Trust non-ETF open-end funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

In addition, you may exchange Class I shares of the Fund for Class A shares of the Fund or Class A shares of a fund which is a series of the Trust, without a sales charge if the current net asset value of those Class I shares is at least $5,000 or you already own Class A shares of the Fund or other series of the Trust.

The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the First Trust non-ETF open-end fund being purchased. For federal income tax purposes, an exchange between different First Trust non-ETF open-end funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the First Trust non-ETF open-end fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See the section entitled “Frequent Trading Policy” below.

Reinstatement Privilege. If you redeemed Class A or Class C shares of the Fund or any other First Trust non-ETF open-end fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption. The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind. The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund have no present intention to redeem in-kind.

Frequent Trading Policy

The Fund is intended as a long-term investment and not as a short-term trading vehicle. At the same time, the Fund recognizes the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. The Trust has adopted the following frequent trading policy (the “Frequent Trading Policy” or the “Policy”) that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1.	Definition of Round Trip. A “Round Trip” trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.
2.	Round Trip Trade Limitations. The Trust limits the frequency of Round Trip trades that may be placed in the Fund. Subject to certain exceptions noted below, the Fund limits an investor to two Round Trips per trailing 90-day period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period where the purchase and redemption are of substantially similar dollar amounts.
3.	Enforcement. Trades placed in violation of the foregoing policies are subject to rejection or cancellation by the Trust. The Trust may also bar an investor (and/or an investor’s financial advisor) who has violated these policies from opening new accounts with the Fund and may restrict the investor’s existing account(s) to redemptions only. The Trust reserves the right, in its sole discretion, to (a) interpret the terms and application of this Policy, (b) waive unintentional or minor violations (including transactions below certain minimum thresholds) if it determines that doing so does not harm the interests of Fund Shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

The Trust reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Fund. The Trust may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of the Trust to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Trust’s Frequent Trading Policy. In addition, the Trust may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Trust believes that the policy is reasonably designed to prevent market timing that is detrimental to the Fund. Such policy may be more or less restrictive than the Trust’s Policy. The Trust cannot ensure that these financial intermediaries will in all cases apply the Trust’s policy or their own policies, as the case may be, to accounts under their control.

The CCO is authorized to set and modify the above-described parameters at any time as required to prevent adverse impact of frequent trading activity on Fund shareholders.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Trust confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the Fund shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of Fund shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law or Fund Policy; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by First Trust; and (x) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board has determined may have material adverse consequences to the shareholders of the Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a )upon attaining age 59½; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) redemptions to satisfy required minimum distributions after age 72 from an IRA account.

General Matters

The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

To help advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class A shares are subject to an annual service fee. Class I shares are not subject to either distribution or service fees.

12b-1 fees are calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. As noted above, no 12b-1 fees are paid with respect to Class I shares.

The service fee applicable to Class A shares under the Fund’s Plan will be payable to financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

The Fund may pay up to % of 1% per year of the average daily net assets of Class A shares as a service fee under the Plan as applicable to Investor Class shares.

Under the Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the Independent Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the Independent Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the Independent Trustees of the Trust will be committed to the discretion of the Independent Trustees then in office.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends that qualify as “exempt-interest dividends” generally are excluded from gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining the alternative minimum tax on individuals and may have other tax consequences (e.g., they may affect the amount of a shareholder’s social security benefits that are taxed). For tax years beginning after December 31, 2022, exempt-interest dividends may affect the corporate alternative minimum tax for certain corporations. Other dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in net investment income for purposes of this tax.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be disallowed to the extent of the exempt-interest dividends the shareholder received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received.

The Fund is required to report to each shareholder and to the Internal Revenue Service cost basis information for shares sold by or redeemed from the shareholder. This information includes the adjusted cost basis of the shares, the gross proceeds from disposition and whether the gain or loss is long-term or short-term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that she, he or it has selected a different IRS-accepted method offered by the Fund. Shareholders should consult their tax advisors to determine the best cost basis method for their tax situation, and to obtain more information about how these cost basis reporting requirements apply to them.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirements for avoiding excise taxes.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income, generally not including exempt-interest dividends, will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carry-forward

Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. Pursuant to the Reorganization, the Target Fund’s capital loss carryforwards will be transferred to the Fund. The Target Fund’ capital loss carryforwards as of [               ], 2025 was $[               ]. As of [               ], 2025, the Fund had no capital loss carryforwards outstanding for federal income tax purposes. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value is determined as set forth in the Prospectus in the section entitled “Net Asset Value.”

DIVIDENDS AND DISTRIBUTIONS

Dividend Reinvestment Service. Unless you request otherwise, the Fund reinvests your dividends and capital gain distributions in additional Fund shares of the same class of shares with respect to which such dividends or distributions are paid. If you do not want your dividends and capital gain distributions reinvested in Fund shares in this manner, you may contact your financial advisor to request that your dividends and capital gain distributions be paid to you by check or deposited directly into your bank account. If adequate information is not received from a shareholder or its financial advisor to permit the Fund to direct reinvestment proceeds into the account from which they were paid, the Fund reserves the right to redirect such amounts into the appropriate account at a later date. For further information, contact your financial advisor or call First Trust Funds at (800) 621-1675.

MISCELLANEOUS INFORMATION

Counsel. Chapman and Cutler LLP, 320 South Canal St., Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The Acquiring Trust’s independent registered public accounting firm, Deloitte & Touche LLP, will audit and report on the Fund’s annual financial statements. The audited financial statements and notes thereto in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2024 (File No. 811-22172) (the “Annual Report”) and unaudited financial statements and notes thereto in the Target Fund’s Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2025 (the “Semi-Annual Report”) are incorporated by reference into this SAI. The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. A copy of the Target Fund’s Annual Report for the fiscal year ended October 31, 2024 (File No. 811-22172) may be obtained upon request and without charge by writing or by calling Vest, at the address and telephone number on the back cover of the Proxy Statement/Prospectus. The Fund has adopted the financial statements and performance history of the Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

Comparative fee tables showing the various fees and expenses of investing in shares of the Target Fund and the fees and expenses of the Fund on a pro forma basis after giving effect of the Reorganization is included under the heading “Synopsis–Fees and Expenses” in the Proxy Statement/Prospectus.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Fund.

[The Reorganization will not result in a material change to the Target Fund’s investment portfolio. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included.]

EXHIBIT A — PROXY VOTING GUIDELINES

VEST FINANCIAL, LLC
PROXY VOTING POLICIES AND PROCEDURES

[To be provided]

A-1

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees, or agents of another organization in which the Trust has an interest as a shareholder, creditor, or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative, or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

(1)	(a) Declaration of Trust of the Registrant is incorporated by reference to the initial registration statement filed on Form N-1A (File No. 333-168727) for Registrant on August 10, 2010.

(b) Amended and Restated Declaration of Trust, dated June 12, 2017, is incorporated by reference to the Post-Effective Amendment No. 26 filed on Form N-1A (File No. 333-168727) for Registrant on February 28, 2018.

(c) Amended and Restated Establishment and Designation of Series is filed herewith.

(2)	By-Laws of the Registrant, is incorporated by reference to the Pre-Effective Amendment No. 1 filed on Form N-1A (File No. 333-168727) for Registrant on December 23, 2010.

(3)	Not applicable.
(4)	Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto) is filed herewith.
(5)	Not applicable.
(6)	(a) Investment Management Agreement, is incorporated by reference to the Post-Effective Amendment No. 66 filed on Form N-1A (File No. 333-168727) for Registrant on October 1, 2024.

(b) Amended Schedule A to Investment Management Agreement between Registrant and First Trust Advisors L.P. will be filed by amendment.

(c) Investment Sub-Advisory Agreement between Registrant, First Trust Advisors L.P., and Vest Financial LLC, will be filed by amendment.

(7)	(a) Distribution Agreement by and between the Registrant and First Trust Portfolios L.P, is incorporated by reference to the Pre-Effective Amendment No. 1 filed on Form N-1A (File No. 333-168727) for Registrant on December 23, 2010.

(b) Exhibit A to Distribution Agreement by and between the Registrant and First Trust Portfolios L.P. will be filed by amendment.

(8)	Not applicable.
(9)	(a) Custody Agreement between the Registrant and The Bank of New York Mellon dated November 1, 2012, is incorporated by reference to the Post-Effective Amendment No. 11 filed on Form N-1A (File No. 333-168727) for Registrant on February 28, 2014.

(b) Schedule II to Custody Agreement between the Registrant and The Bank of New York Mellon Corporation will be filed by amendment.

(10)	(a) 12b 1 Distribution and Service Plan, is incorporated by reference to the Pre-Effective Amendment No. 1 filed on Form N-1A (File No. 333-168727) for Registrant on December 23, 2010.

(b) Exhibit A to 12b-1 Service Plan will be filed by amendment.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP will be filed by amendment.
(12)	Opinion and Consent of Chapman and Cutler LLP supporting the tax matters discussed in the Proxy Statement/Prospectus is filed herewith.
(13)	(a) Administration and Accounting Services Agreement between the Registrant and The Bank of New York Mellon dated November 1, 2012, is incorporated by reference to the Post-Effective Amendment No. 11 filed on Form N-1A (File No. 333-168727) for Registrant on February 28, 2014.

(b) Amendment to Exhibit A of the Administration and Accounting Services Agreement will be filed by amendment.

(c) Transfer Agency and Shareholder Services Agreement between the Registrant and The Bank of New York Mellon dated September 30, 2011, is incorporated by reference to the Post-Effective Amendment No. 11 filed on Form N-1A (File No. 333-168727) for Registrant on February 28, 2014.

(d) Amendment to Exhibit A of the Transfer Agency Agreement will be filed by amendment.

(14)	Consent of Independent Registered Public Accounting Firm for Vest U.S. Large Cap 20% Buffer Strategies Fund is filed herewith.
(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith, Nielson and Driscoll and Mses. Keefe and Wright authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement, are filed herewith.
(17)	FT Vest U.S. Equity Deep Buffer 20 Fund Proxy Card is filed herewith.

_______________

ITEM 17: UNDERTAKINGS

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization delivered at the closing of the reorganization as required by Item 16(12) of Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 31st day of October, 2025

First Trust Series Fund

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ James M. Dykas	President and Chief Executive Officer	October 31, 2025
James M. Dykas
/s/ Derek D. Maltbie	Treasurer, Chief Financial Officer and Chief Accounting Officer	October 31, 2025
Derek D. Maltbie
James A. Bowen*	) Trustee )
)
Richard E. Erickson*	) Trustee )
)
Thomas R. Kadlec*	) Trustee )
)
Denise M. Keefe*	) Trustee )
)
Robert F. Keith*	) Trustee )
	) By:	/s/ W. Scott Jardine
Niel B. Nielson*	) Trustee )	W. Scott Jardine Attorney-In-Fact
	)	October 31, 2025
Bronwyn Wright*	) Trustee )
)
Thomas J. Driscoll*	) Trustee )
)
*	Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, are filed herewith.

EXHIBIT INDEX

(1) (c)	Amended and Restated Establishment and Designation of Series..
(4)	Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto).
(12)	Opinion and Consent of Chapman and Cutler LLP supporting the tax matters discussed in the Proxy Statement/Prospectus..
(14)	Consent of Independent Registered Public Accounting Firm for Vest U.S. Large Cap 20% Buffer Strategies Fund..
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith, Nielson and Driscoll and Mses. Keefe and Wright authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement..
(17)	FT Vest U.S. Equity Deep Buffer 20 Fund Proxy Card..